UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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SKYWORKS SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

April       , 2018

Dear Stockholder:

I am pleased to invite you to attend the 2018 Annual Meeting of Stockholders of Skyworks Solutions, Inc. to be held at 2:00 p.m., local time, on Wednesday, May 9, 2018, at the Boston Marriott Burlington, 1 Burlington Mall Road, Burlington, Massachusetts (the “Annual Meeting”). We look forward to your participation in person or by proxy. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting.

If you plan to attend the Annual Meeting, please check the designated box on the enclosed proxy card. Or, if you utilize our telephone or Internet proxy submission methods, please indicate your plans to attend the Annual Meeting when prompted to do so. If you are a stockholder of record, you should bring the top half of your proxy card as your admission ticket and present it upon entering the Annual Meeting. If you are planning to attend the Annual Meeting and your shares are held in “street name” by your broker (or other nominee), you should ask the broker (or other nominee) for a proxy issued in your name and present it at the meeting.

Whether or not you plan to attend the Annual Meeting, and regardless of how many shares you own, it is important that your shares be represented at the Annual Meeting. Accordingly, we urge you to complete the enclosed proxy and return it to us promptly in the postage-prepaid envelope provided, or to complete and submit your proxy by telephone or via the Internet in accordance with the instructions on the proxy card. If you do attend the Annual Meeting and wish to vote in person, you may revoke a previously submitted proxy at that time by voting in person at the meeting.

Sincerely yours, David J. Aldrich Chairman of the Board and Executive Chairman

- Skyworks Solutions, Inc. -	Page 7

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

Skyworks Solutions, Inc.

20 Sylvan Road Woburn, MA 01801 (781) 376-3000	5221 California Avenue Irvine, CA 92617 (949) 231-3000

Notice of Annual Meeting of Stockholders
To Be Held on Wednesday, May 9, 2018

To the Stockholders of Skyworks Solutions, Inc.:

        The 2018 Annual Meeting of Stockholders of Skyworks Solutions, Inc., a Delaware corporation (the “Company”), will be held at 2:00 p.m., local time, on Wednesday, May 9, 2018, at the Boston Marriott Burlington, 1 Burlington Mall Road, Burlington, Massachusetts (the “Annual Meeting”) to consider and act upon the following proposals:

  1.
  To elect nine individuals nominated to serve as directors of the Company with terms expiring at the 2019 Annual Meeting of Stockholders and named in the Proxy Statement;

  2.
  To ratify the selection by the Company’s Audit Committee of KPMG LLP as the independent registered public accounting firm for the Company for fiscal year 2018;

  3.
  To approve, on an advisory basis, the compensation of the Company’s named executive officers;

  4.
  To approve the Company’s Amended and Restated 2008 Director Long-Term Incentive Plan, as Amended,

  5.
  To ratify an amendment to the Company’s By-laws that provides the Company’s stockholders the right to request a special meeting of stockholders, and

  6.
  To transact such other business as may properly come before the Annual Meeting.

        Only stockholders of record at the close of business on March 15, 2018, are entitled to notice of and to vote at the Annual Meeting. To ensure your representation at the Annual Meeting, we urge you to submit a proxy promptly in one of the following ways whether or not you plan to attend the Annual Meeting: (a) by completing, signing, and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose; (b) by completing and submitting your proxy using the toll-free telephone number listed on the proxy card; or (c) by completing and submitting your proxy via the Internet by visiting the website address listed on the proxy card. The Proxy Statement accompanying this notice describes each of the items of business listed above in more detail. Our Board of Directors recommends: a vote “FOR” the election of the nominees for director named in Proposal 1 of the Proxy Statement; a vote “FOR” Proposal 2, ratifying the selection of KPMG LLP as the independent registered public accounting firm of the Company for fiscal year 2018; a vote “FOR” Proposal 3, approving, on an advisory basis, the compensation of the Company’s named executive officers; a vote “FOR” Proposal 4, approving the Amended and Restated 2008 Director Long-Term Incentive Plan, as Amended; and a vote “FOR” Proposal 5, ratifying the amendment to the Company’s By-laws.

By Order of the Board of Directors,
ROBERT J. TERRY
Senior Vice President, General Counsel and Secretary

Proxy Statement 2018

20 Sylvan Road Woburn, MA 01801 (781) 376-3000	5221 California Avenue Irvine, CA 92617 (949) 231-3000

Proxy Statement
2018 Annual Meeting of Stockholders

General Information

How do we refer to Skyworks in this Proxy Statement?

The terms “Skyworks,” “the Company,” “we,” “us,” and “our” refer to Skyworks Solutions, Inc., a Delaware corporation, and its consolidated subsidiaries.

When and where is our Annual Meeting?

The Company’s 2018 Annual Meeting of Stockholders is to be held on Wednesday, May 9, 2018, at the Boston Marriott Burlington, 1 Burlington Mall Road, Burlington, Massachusetts, at 2:00 p.m., local time, or at any adjournment or postponement thereof (the “Annual Meeting”).

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will consider and vote on the following matters:

1.
The election of the nine nominees named in this Proxy Statement to our Board of Directors to serve until the 2019 Annual Meeting of Stockholders.

2.
The ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending September 28, 2018 (“fiscal year 2018”).

3.
The approval, on a non-binding basis, of the compensation of our Named Executive Officers, as described below under “Compensation Discussion and Analysis,” and in the executive compensation tables and accompanying narrative disclosures in this Proxy Statement.

4.
The approval of the Company’s Amended and Restated 2008 Director Long-Term Incentive Plan, as Amended.

5.
The ratification of an amendment to the Company’s Third Amended and Restated By-laws (“By-laws”) to provide the Company’s stockholders the right to request a special meeting of stockholders.

The stockholders will also act on any other business that may properly come before the meeting.

What is included in our proxy materials?

The Company’s Annual Report, which includes financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” for the fiscal year ended September 29, 2017 (“fiscal year 2017”), is being mailed together with this Proxy

Statement to all stockholders of record entitled to vote at the Annual Meeting. This Proxy Statement and form of proxy are being first mailed to stockholders on or about April       , 2018. The Proxy Statement and the Company’s Annual Report are available at http://www.skyworksinc.com/annualreport.

Who can vote at our Annual Meeting?

Only stockholders of record at the close of business on March 15, 2018 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. As of March 15, 2018, there were 182,165,379 shares of Skyworks’ common stock issued and outstanding. Pursuant to Skyworks’ Restated Certificate of Incorporation and By-laws, and applicable Delaware law, each share of common stock entitles the holder of record at the close of business on the Record Date to one vote on each matter considered at the Annual Meeting.

Is my vote important?

Yes. Your vote is important no matter how many shares you own. Please take the time to vote in the way that is easiest and most convenient for you, and cast your vote as soon as possible.

How do I vote if I am a stockholder of record?

As a stockholder of record, you may vote in one of the following three ways whether or not you plan to attend the Annual Meeting: (a) by completing, signing, and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, (b) by completing and submitting your proxy using the toll-free telephone number listed on the proxy card, or (c) by completing and submitting your proxy via the Internet at the website address listed on the proxy card. If you attend the Annual Meeting, you may vote in person at the Annual Meeting even if you have previously submitted your proxy by mail, telephone, or via the Internet (and your vote at the Annual Meeting will automatically revoke your previously submitted proxy, although mere attendance at the meeting without voting in person will not have that result).

How do I vote if I am a beneficial owner of shares held in “street name”?

If your shares are held on your behalf by a third party such as your broker or another person or entity who holds shares of the Company on your behalf and for your

- Proxy Statement -	Page 11

benefit, which person or entity we refer to as a “nominee,” and your broker (or other nominee) is the stockholder of record of such shares, then you are the beneficial owner of such shares and we refer to those shares as being held in “street name.” As the beneficial owner of your “street name” shares, you are entitled to instruct your broker (or other nominee) as to how to vote your shares. Your broker (or other nominee) will provide you with information regarding how to instruct your broker (or other nominee) as to the voting of your “street name” shares.

How do I vote if I am a participant in the Skyworks 401(k) Savings and Investment Plan?

If you are a participant in the Skyworks 401(k) Savings and Investment Plan (the “401(k) Plan”), you will receive an instruction card for the Skyworks shares you own through the 401(k) Plan. That instruction card will serve as a voting instruction card for the trustee of the 401(k) Plan, and your 401(k) Plan shares will be voted as you instruct.

Can I change my vote after I have voted?

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted at the Annual Meeting. Proxies may be revoked by (a) delivering to the Secretary of the Company, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy, (b) duly completing a later-dated proxy relating to the same shares and presenting it to the Secretary of the Company before the taking of the vote at the Annual Meeting, or (c) attending the Annual Meeting and voting there in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to the Company’s executive offices at Skyworks Solutions, Inc., 5221 California Avenue, Irvine, CA 92617, Attention: Secretary, or hand delivered to the Secretary of the Company, before the taking of the vote at the Annual Meeting.

Can I attend the Annual Meeting?

If you plan to attend the Annual Meeting, please be sure to indicate your intent to attend by checking the designated box on your proxy card if you are submitting a proxy via mail, or by indicating when prompted if you are submitting a proxy through either Skyworks’ telephone or Internet proxy submission procedures. In either case, save the admission ticket attached to your proxy (the top half) and bring that with you to the

Annual Meeting. If your shares are held in “street name” by your broker (or other nominee), you should consult your instruction card to determine how to indicate your intent to attend the Annual Meeting. If your instruction card does not provide any such indication, you should contact your broker (or other nominee) to determine what you will need to do to be able to attend and vote at the Annual Meeting. In order to be admitted to the Annual Meeting, you will need to present your admission ticket or the appropriate documentation from your broker (or other nominee), as well as provide valid picture identification, such as a driver’s license or passport.

If I vote by proxy, how will my vote be cast?

The persons named as attorneys-in-fact in this Proxy Statement, Liam K. Griffin and Robert J. Terry, were selected by the Board of Directors and are officers of the Company. As attorneys-in-fact, Messrs. Griffin and Terry will vote any shares represented at the meeting by proxy. Each executed proxy card returned by a stockholder of record or proxy vote recorded via telephone or the Internet by a stockholder of record in the manner provided on the proxy card prior to the taking of the vote at the Annual Meeting will be voted. Where a choice has been specified in an executed proxy with respect to the matters to be acted upon at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the choices specified.

How will my shares be voted if I do not give specific voting instructions when I deliver my proxy?

If you are a stockholder of record and deliver a proxy but do not give specific voting instructions, then the proxy holders will vote your shares as recommended by the Board of Directors.

If your shares are held in “street name,” your broker (or other nominee) is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker (or other nominee), your broker (or other nominee) will only be entitled to vote your shares with respect to “discretionary” matters, as described below, but will not be permitted to vote the shares with respect to “non-discretionary” matters. If you beneficially own shares that are held in “street name” by your broker (or other nominee), we strongly encourage you to provide instructions to your broker (or other nominee) as to how to vote on the election of directors and all of the Proposals by signing, dating, and returning to your broker (or other nominee) the instruction card provided by your broker (or other nominee).

Page 12	- Proxy Statement -

If you are a participant in the 401(k) Plan, the trustee of the 401(k) Plan will not vote your 401(k) Plan shares if the trustee does not receive voting instructions from you by 11:59 p.m. Eastern Time on May 4, 2018, unless otherwise required by law.

What is a “broker non-vote”?

A “broker non-vote” occurs when your broker (or other nominee) submits a proxy for your shares (because the broker (or other nominee) has either received instructions from you on one or more proposals, but not all, or has not received instructions from you but is entitled to vote on a particular “discretionary” matter) but does not indicate a vote “FOR” a particular proposal because the broker (or other nominee) either does not have authority to vote on that proposal and has not received voting instructions from you or has “discretionary” authority on the proposal but chooses not to exercise it. “Broker non-votes” are not counted as votes “FOR” or “AGAINST” the proposal in question or as abstentions, nor are they counted to determine the number of votes present for the particular proposal. We do, however, count “broker non-votes” for the purpose of determining a quorum for the Annual Meeting. If your shares are held in “street name” by your broker (or other nominee), please check the instruction card provided by your broker (or other nominee) or contact your broker (or other nominee) to determine whether you will be able to vote by telephone or via the Internet.

What vote is required for each matter?

Election of Directors.    Pursuant to the Company’s By-laws, a nominee will be elected to the Board of Directors if the votes cast “FOR” the nominee’s election at the Annual Meeting exceed the votes cast “AGAINST” the nominee’s election (as long as the only director nominees are those individuals set forth in this Proxy Statement). Abstentions and “broker non-votes” will not count as votes “FOR” or “AGAINST.” If the shares you own are held in “street name,” your broker (or other nominee), as the record holder of your shares, is required to vote your shares according to your instructions. Proposal 1 is not considered to be a “discretionary” matter for certain brokers. If you do not instruct your broker how to vote with respect to this item, your broker may not vote your shares with respect to the election of directors. In such case, a “broker non-vote” may occur, which will have no effect on the outcome of Proposal 1.

Ratification of Independent Registered Public Accounting Firm.    The affirmative vote of a majority of the shares

present in person, or represented by proxy at the Annual Meeting, and entitled to vote on such matter at the Annual Meeting, is required to approve Proposal 2. Proposal 2 involves a matter on which a broker (or other nominee) does have “discretionary” authority to vote. If you do not instruct your broker how to vote with respect to this item, your broker may still vote your shares with respect to this proposal in its discretion. With respect to Proposal 2, a vote of “ABSTAIN” will have the same effect as a vote of “AGAINST.”

Say-on-Pay Vote; Approval of Amended and Restated 2008 Director Long-Term Incentive Plan, as Amended; Ratification of Amendment to By-laws.    The affirmative vote of a majority of the shares present in person, or represented by proxy at the Annual Meeting, and entitled to vote on such matter at the Annual Meeting, is required to approve Proposals 3, 4, and 5. Proposals 3, 4, and 5 are not considered to be a “discretionary” matter for certain brokers. If you do not instruct your broker how to vote with respect to these items, your broker may not vote your shares with respect to these proposals. In such case, a “broker non-vote” may occur, which will have no effect on the outcome of Proposals 3, 4, and 5. Votes that are marked “ABSTAIN” are counted as present and entitled to vote with respect to Proposals 3, 4, and 5, and will have the same impact as a vote that is marked “AGAINST” for purposes of Proposals 3, 4, and 5.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote:

FOR the election of each of the nine director nominees (Proposal 1).

FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2018 (Proposal 2).

FOR the approval, on a non-binding basis, of the compensation of our Named Executive Officers, as described below under “Compensation Discussion and Analysis,” and in the executive compensation tables and accompanying narrative disclosures (Proposal 3).

FOR the approval of the Company’s Amended and Restated 2008 Director Long-Term Incentive Plan, as Amended (Proposal 4).

FOR the ratification of an amendment to the Company’s Third Amended and Restated By-laws that provides the Company’s stockholders the right to request a special meeting of stockholders (Proposal 5).

- Proxy Statement -	Page 13

How will the votes cast at our Annual Meeting be counted?

An automated system administered by the Company’s transfer agent tabulates the votes at the Annual Meeting. The vote on each matter submitted to stockholders will be tabulated separately.

Where can I find the voting results of our Annual Meeting?

We expect to announce the preliminary voting results at our Annual Meeting. The final voting results will be reported in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission (the “SEC”) within four business days after the end of our Annual Meeting and will be posted on our website.

Will my vote be kept confidential?

Yes. We will keep your vote confidential unless (1) we are required by law to disclose your vote (including in connection with the pursuit or defense of a legal or administrative action or proceeding), or (2) there is a contested election for the Board of Directors. The inspector of elections will forward any written comments that you make on the proxy card to management without providing your name, unless you expressly request on your proxy card that your name be disclosed.

What is the quorum requirement for our Annual Meeting?

The holders of a majority of the issued and outstanding stock of the Company present either in person or by proxy at the Annual Meeting constitute a quorum for the transaction of business at the Annual Meeting. Shares that abstain from voting on any proposal and “broker non-votes” will be counted as shares that are present for purposes of determining whether a quorum exists at the Annual Meeting. If a “broker non-vote” occurs with respect to any shares of the Company’s common stock on any matter, then those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for purposes of determining whether a quorum exists because they are entitled to vote on other matters) and will not be voted.

When will Skyworks next hold an advisory vote on the frequency of say-on-pay votes?

Skyworks currently conducts an annual say-on-pay vote. The next advisory vote on the frequency of say-on-pay votes is expected to be held at our 2023 Annual Meeting of Stockholders.

What is “householding”?

Some brokers (or other nominees) may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement and our Annual Report may have been sent to multiple stockholders in your household. If you are a stockholder and your household or address has received only one Annual Report and one Proxy Statement, the Company will promptly deliver a separate copy of the Annual Report and the Proxy Statement to you, upon your written request to Skyworks Solutions, Inc., 5221 California Avenue, Irvine, CA 92617, Attention: Investor Relations, or oral request to Investor Relations at (949)  231-3433. If you would like to receive separate copies of our Annual Report and Proxy Statement in the future, you should direct such request to your broker (or other nominee). Even if your household or address has received only one Annual Report and one Proxy Statement, a separate proxy card should have been provided for each stockholder account. Each individual proxy card should be signed, dated, and returned in the enclosed postage-prepaid envelope (or completed and submitted by telephone or via the Internet, as described on the proxy card). If your household has received multiple copies of our Annual Report and Proxy Statement, you can request the delivery of single copies in the future by contacting your broker (or other nominee), or the Company at the address or telephone number above.

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Proposal 1:
Election of Directors

Election of Directors

        Under this Proposal 1, you are being asked to consider nine nominees for election to our Board of Directors (all of our currently serving directors) to serve until the 2019 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal. The names of the nine nominees for election as directors, their current positions and offices, the year such nominees were first elected as directors of the Company and their Board committee memberships are set forth in the table below. Each nominee for election has agreed to serve if elected, and the Board of Directors knows of no reason why any nominee should be unable or unwilling to serve. If a nominee is unable or unwilling to serve, the attorneys-in-fact named in this Proxy Statement will vote any shares represented at the meeting by proxy for the election of another individual nominated by the Board of Directors, if any. No nominee or executive officer is related by blood, marriage, or adoption to any other director, nominee, or executive officer. No arrangements or understandings exist between any director or person nominated for election as a director and any other person pursuant to which such person is to be selected as a director or nominee for election as a director.

Nominee	Position(s) with the Company	First Year of Service	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
David J. Aldrich	Chairman of the Board and Executive Chairman	2000
David J. McLachlan	Lead Independent Director	2000	M		M
Kevin L. Beebe	Director	2004	M	M
Timothy R. Furey	Director	1998		M	M
Liam K. Griffin	President, Chief Executive Officer, and Director	2016
Balakrishnan S. Iyer	Director	2002	M		C
Christine King	Director	2014		C
David P. McGlade	Director	2005		M	M
Robert A. Schriesheim	Director	2006	C

“C” indicates Chair and “M” indicates Member of the respective committee

        Immediately below this proposal is biographical information about each of the director nominees, including information regarding each nominee’s business experience for the past five years, and the names of other public companies for which each nominee has served as a director during the past five years. The information presented below regarding the specific experience, qualifications, attributes, and skills of each nominee led our Nominating and Corporate Governance Committee and our Board of Directors to conclude that he or she should serve as a director. In addition, we believe that all of our nominees have integrity, business acumen, good judgment, knowledge of our business and industry, experience in one or more areas relevant to our business and strategy, and the willingness to devote the time needed to be an effective director.

  Majority Vote Standard for Election of Directors

        A nominee for election as a director in an uncontested election (an election where the number of nominees for election as directors is equal to or less than the number of directors to be elected) will be elected if the number of votes cast “FOR” such nominee’s election exceed the number of votes cast “AGAINST” the nominee’s election. In a contested election (in which the number of nominees for election as directors exceeds the number of directors to be elected at such meeting), directors are elected by a plurality of all votes cast in such election.

- Proxy Statement -	Page 15

        The election of directors at this Annual Meeting is uncontested. As a result, each nominee for election as a director at the Annual Meeting will only be elected if the votes cast “FOR” such nominee exceed the number of votes cast “AGAINST” such nominee. As required by our corporate governance guidelines, which are available on the Investor Relations portion of the Company’s website at http://www.skyworksinc.com, each incumbent director who is a nominee for election as a director at the Annual Meeting submitted to the Board of Directors an irrevocable resignation that would become effective if the votes cast “FOR” such nominee’s election do not exceed the votes cast “AGAINST” such nominee’s election and our Board of Directors determines to accept his or her resignation. Upon such resignation by a nominee and pursuant to the procedures set forth in the corporate governance guidelines, the Nominating and Corporate Governance Committee will evaluate the best interests of our Company and stockholders and will recommend to our Board of Directors the action to be taken with respect to the resignation. The Board of Directors will then decide whether to accept, reject, or modify the Nominating and Corporate Governance Committee’s recommendation, and the Company will publicly disclose such decision by the Board of Directors with respect to the director nominee.

        Shares represented by all proxies received by the Board of Directors that are properly completed, but do not specify a choice as to the election of directors, will be voted “FOR” the election of all nine of the nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE ELECTION OF EACH OF THE NINE NOMINEES IN PROPOSAL 1

Nominees for Election

        David J. Aldrich, age 61, has served as Chairman of the Board and Executive Chairman since May 2016. Previously, he served as Chairman of the Board and Chief Executive Officer from May 2014 to May 2016 and as President and Chief Executive Officer and as a director from April 2000 to May 2014. From September 1999 to April 2000, Mr. Aldrich served as President and Chief Operating Officer. From May 1999 to September 1999, he served as Executive Vice President, and from May 1996 to May 1999, he served as Vice President and General Manager of the semiconductor products business unit. Mr. Aldrich joined the Company in 1995 as Vice President, Chief Financial Officer and Treasurer. Prior to joining Skyworks, he held senior management positions at Adams-Russell Company and M/A-COM, Inc. Mr. Aldrich also serves as a director of Belden Inc. (a publicly traded provider of end-to-end signal transmission solutions) and Acacia Communications, Inc. (a publicly traded provider of high-speed coherent optical interconnect products).

        We believe that Mr. Aldrich is qualified to serve as a director because of his leadership experience, his strategic decision making ability, his knowledge of the semiconductor industry and his in-depth knowledge of Skyworks’ business. Mr. Aldrich brings to the Board of Directors his thorough knowledge of Skyworks’ business, strategy, people, operations, competition, financial position, and investors. Further, as a result of his service as a director for Belden Inc. and Acacia Communications, Inc., multinational public companies, Mr. Aldrich provides the Board of Directors with other organizational perspectives and cross-board experience.

        David J. McLachlan, age 79, has been a director since 2000 and Lead Independent Director since May 2014. He served as Chairman of the Board from May 2008 to May 2014. Mr. McLachlan served as a senior advisor to the Chairman and Chief Executive Officer of Genzyme Corporation (a publicly traded biotechnology company) from 1999 to 2004. He also was the Executive Vice President and Chief Financial Officer of Genzyme from 1989 to 1999. Prior to joining Genzyme, Mr. McLachlan served as Vice President and Chief Financial Officer of Adams-Russell Company (an electronic component supplier and cable television franchise owner). He previously served as a director of Dyax Corp. until January 2016, when it was acquired by Shire plc.

        We believe that Mr. McLachlan, the current Lead Independent Director, is qualified to serve as a director because he possesses a broad range of business experience as a result of his service as both chief financial officer and director for several public companies. In particular, Mr. McLachlan has in-depth experience handling complex accounting and finance issues for a broad range of companies. He has also served on the boards and audit and governance committees of other public companies (including as chairman of the audit committee), and serves as a designated “audit committee financial expert” for Skyworks’ Audit Committee.

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        Kevin L. Beebe, age 59, has been a director since January 2004. Since November 2007, he has been President and Chief Executive Officer of 2BPartners, LLC (a partnership that provides strategic, financial, and operational advice to private equity investors and management). In 2014, Mr. Beebe became a founding partner of Astra Capital Management (a private equity firm based in Washington, D.C.). Previously, beginning in 1998, he was Group President of Operations at ALLTEL Corporation (a telecommunications services company). From 1996 to 1998, Mr. Beebe served as Executive Vice President of Operations for 360° Communications Co. (a wireless communication company). He has held a variety of executive and senior management positions at several divisions of Sprint, including Vice President of Operations and Vice President of Marketing and Administration for Sprint Cellular, Director of Marketing for Sprint North Central Division, Director of Engineering and Operations Staff and Director of Product Management and Business Development for Sprint Southeast Division, as well as Staff Director of Product Services at Sprint Corporation. Mr. Beebe began his career at AT&T/Southwestern Bell as a Manager. Mr. Beebe also serves as chairman of the board of directors of NII Holdings, Inc. (a publicly traded provider of mobile communication services in Brazil), and as a director for SBA Communications Corporation (a publicly traded operator of wireless communications infrastructure in North, Central, and South America), Syniverse Technologies, Inc. (a privately held provider of enterprise messaging solutions), and Logix Communications (a privately held provider of facilities-based communications services).

        We believe that Mr. Beebe is qualified to serve as a director because of his two decades of experience as an operating executive in the wireless telecommunications industry. For example, as Group President of Operations at ALLTEL, he was instrumental in expanding ALLTEL’s higher margin retail business, which significantly enhanced ALLTEL’s competitive position in a dynamic, consolidating industry. In addition, as Chief Executive Officer of 2BPartners, LLC, Mr. Beebe continues to gain a broad range of business experience and to build business relationships by advising leading private equity firms that are transacting business in the global capital markets. Mr. Beebe provides cross-board experience by serving as a director for several public and private companies (including service on both audit and governance committees). Further, Mr. Beebe has served as a director of Skyworks since 2004 and has gained significant familiarity with Skyworks’ business.

        Timothy R. Furey, age 59, has been a director since 1998. He has been Chief Executive Officer of MarketBridge (a privately owned digital marketing software and services firm) since 1991. MarketBridge provides digital marketing, predictive analytics, and sales effectiveness solutions to Fortune 1000 companies in the software, communications, financial services, life sciences, and consumer products sectors. Mr. Furey also serves as Managing Partner of the Technology Marketing Group (which advises and invests in emerging growth companies in the social media, mobile, and marketing automation markets). Prior to 1991, Mr. Furey worked with the Boston Consulting Group, Strategic Planning Associates, Kaiser Associates, and the Marketing Science Institute.

        We believe that Mr. Furey is qualified to serve as a director because his experience as Chief Executive Officer of MarketBridge, as well as his engagements with MarketBridge’s clients (many of which are Fortune 1000 companies), provide him with a broad range of knowledge regarding business operations and growth strategies. In addition, Mr. Furey has extensive knowledge regarding Skyworks’ business, which he has acquired through over 19 years of service on the Board of Directors.

        Liam K. Griffin, age 51, is President and Chief Executive Officer and a director of the Company. Prior to his appointment as Chief Executive Officer and to the Board of Directors in May 2016, he had served as President since May 2014. He served as Executive Vice President and Corporate General Manager from November 2012 to May 2014, Executive Vice President and General Manager, High Performance Analog from May 2011 to November 2012, and Senior Vice President, Sales and Marketing from August 2001 to May 2011. Previously, Mr. Griffin was employed by Vectron International, a division of Dover Corp., as Vice President of Worldwide Sales from 1997 to 2001 and as Vice President of North American Sales from 1995 to 1997. His prior experience included positions as a Marketing Manager at AT&T Microelectronics, Inc. and Product and Process Engineer at AT&T Network Systems. Mr. Griffin also serves as a director of Vicor Corp. (a publicly traded manufacturer and marketer of modular power components).

        We believe that Mr. Griffin is qualified to serve as a director because of his breadth of leadership experience and in-depth understanding of Skyworks’ business gained through serving in several different executive positions at Skyworks over the past 16 years. Mr. Griffin brings to the Board of Directors strong relationships with Skyworks’ key customers, investors, employees, and other stakeholders, as well as a deep understanding of the semiconductor

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industry and its competitive landscape. His service as a director for Vicor Corp. gives Mr. Griffin added perspective regarding the challenges confronting public technology companies.

        Balakrishnan S. Iyer, age 61, has been a director since June 2002. He served as Senior Vice President and Chief Financial Officer of Conexant Systems, Inc., from October 1998 to June 2003. Prior to joining Conexant, Mr. Iyer served as Senior Vice President and Chief Financial Officer of VLSI Technology Inc. Prior to that, he was Corporate Controller for Cypress Semiconductor Corp. and Director of Finance for Advanced Micro Devices, Inc. Mr. Iyer serves on the boards of directors of Power Integrations, Inc. (a publicly traded provider of semiconductor technologies for high-voltage power conversion), and IHS Markit Ltd. (a publicly traded company that delivers information, analytics and expertise for industries and markets worldwide). He served as a director of Conexant from February 2002 until April 2011, as a director of Life Technologies Corp. from July 2001 until February 2014, when it was acquired by Thermo Fisher Scientific Inc., as a director of IHS Inc. from December 2003 until July 2016, when it completed a merger with Markit Ltd., and as a director of QLogic Corporation from June 2003 until August 2016, when it was acquired by Cavium, Inc.

        We believe that Mr. Iyer is qualified to serve as a director because his experience as an executive officer of companies in the technology industry provides him with leadership, strategic, and financial experience. Through his experiences as a director at the public companies listed above (including as a member of certain audit, governance, and compensation committees) he provides the Board of Directors with significant financial expertise as a designated “audit committee financial expert” for Skyworks’ Audit Committee, bringing specific application to our industry, as well as a broad understanding of corporate governance topics.

        Christine King, age 68, has been a director since January 2014. Ms. King served as Executive Chairman of QLogic Corporation (a publicly traded developer of high performance server and storage networking connectivity products) from August 2015 until August 2016, when it was acquired by Cavium, Inc. Previously, she served as a director and as Chief Executive Officer of Standard Microsystems Corporation (a publicly traded developer of silicon-based integrated circuits utilizing analog and mixed-signal technologies) from 2008 until the company’s acquisition in 2012 by Microchip Technology, Inc. Prior to Standard Microsystems, Ms. King was Chief Executive Officer of AMI Semiconductor, Inc., a publicly traded company, from 2001 until it was acquired by ON Semiconductor Corp. in 2008. From 1973 to 2001, Ms. King held various engineering, business, and management positions at IBM Corp., including Vice President of Semiconductor Products. Ms. King currently serves as a director of Cirrus Logic, Inc. (a publicly traded provider of integrated circuits for audio and voice signal processing applications), IDACORP, Inc. (a publicly traded holding company), and Idaho Power Company (a subsidiary of IDACORP). She previously served as a director of QLogic Corporation, Analog Devices, Inc., and Atheros Communications, Inc., prior to its acquisition by Qualcomm, Inc.

        We believe that Ms. King is qualified to serve as a director because of her extensive management and operational experience in the high tech and semiconductor industries. In particular, through her experience as Executive Chairman of QLogic and as Chief Executive Officer of Standard Microsystems and AMI Semiconductor, as well as her service as a director of other public companies, Ms. King provides the Board of Directors with significant strategic, operational, and financial expertise.

        David P. McGlade, age 57, has been a director since February 2005. He has served as Executive Chairman of Intelsat S.A. (a publicly traded worldwide provider of satellite communication services) since April 2015, prior to which he served as Chairman and Chief Executive Officer. Mr. McGlade joined Intelsat in April 2005 and was the Deputy Chairman of Intelsat from August 2008 until April 2013. Previously, Mr. McGlade served as an Executive Director of mmO2 PLC and as the Chief Executive Officer of O2 UK (a subsidiary of mmO2), a position he held from October 2000 until March 2005. Before joining O2 UK, Mr. McGlade was President of the Western Region for Sprint PCS.

        We believe that Mr. McGlade is qualified to serve as a director because of his over 30 years of experience in the telecommunications business, which have allowed him to acquire significant operational, strategic, and financial business acumen. Most recently, as a result of his work as the Chief Executive Officer of Intelsat, Mr. McGlade gained significant leadership and operational experience, as well as knowledge about the global capital markets.

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        Robert A. Schriesheim, age 57, has been a director since May 2006. He served as Executive Vice President and Chief Financial Officer of Sears Holdings from August 2011 to October 2016. From January 2010 to October 2010, Mr. Schriesheim was Chief Financial Officer of Hewitt Associates, Inc. (a global human resources consulting and outsourcing company that was acquired by Aon Corporation). From October 2006 until December 2009, he was the Executive Vice President and Chief Financial Officer of Lawson Software, Inc. (a publicly traded ERP software provider). From August 2002 to October 2006, he was affiliated with ARCH Development Partners, LLC (a seed stage venture capital fund). Before joining ARCH, Mr. Schriesheim held executive positions at Global TeleSystems, SBC Equity Partners, Ameritech, AC Nielsen, and Brooke Group Ltd. Mr. Schriesheim currently serves as a director of Houlihan Lokey Inc. (a publicly traded financial services firm) and NII Holdings, Inc. (a publicly traded provider of mobile communication services in Brazil), and previously served as a director of Lawson Software until its sale in July 2011. In addition, from 2004 until 2007, he was also a director of Dobson Communications Corp. (a former publicly traded wireless services communications company that was acquired by AT&T Inc.) and from 2007 until 2009 he served as a director of MSC Software Corp. (a former publicly traded provider of integrated simulation solutions for designing and testing manufactured products that was acquired by Symphony Technology Group).

        We believe that Mr. Schriesheim is qualified to serve as a director because of his extensive knowledge of the capital markets, experience with corporate financial capital structures, and long history of evaluating and structuring merger and acquisition transactions within the technology sector. Mr. Schriesheim also has significant experience, as a senior executive and director in both public and private companies in the technology sector, leading companies through major strategic and financial corporate transformations while doing business in the global marketplace. He also serves as a designated “audit committee financial expert” for Skyworks’ Audit Committee.

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        All nine of our currently serving directors have been nominated for reelection to our Board of Directors to serve until the 2019 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal. The table below summarizes the key qualifications and attributes relied upon by the Board of Directors in nominating our current directors for reelection. Marks indicate specific areas of focus or expertise relied on by the Board of Directors. The lack of a mark in a particular area does not necessarily signify a director’s lack of qualification or experience in such area.

        In addition to the information presented above regarding each director’s specific experience, qualifications, attributes and skills that led our Board of Directors to conclude that he or she should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. They have each demonstrated business acumen, an ability to exercise sound judgment, and a commitment of service to Skyworks.

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Corporate Governance

  Board of Director Meetings

        The Board of Directors met six (6) times during fiscal year 2017. During fiscal year 2017, each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he or she served. The Company’s policy with respect to directors’ attendance at the Annual Meeting is available on the Investor Relations portion of the Company’s website at http://www.skyworksinc.com (see corporate governance guidelines). At the 2017 Annual Meeting, each director then in office was in attendance.

  Director Independence

        Each year, the Board of Directors reviews the relationships that each director has with the Company and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of the applicable Listing Rules of the Nasdaq Stock Market LLC (the “Nasdaq Rules”) and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be independent directors. The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ current and historic relationships with the Company and its competitors, suppliers, and customers; their relationships with management and other directors; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which a member of the Company’s Board of Directors is a director or executive officer. After evaluating these factors, the Board of Directors has determined that a majority of the members of the Board of Directors, namely, Kevin L. Beebe, Timothy R. Furey, Balakrishnan S. Iyer, Christine King, David J. McLachlan, David P. McGlade, and Robert A. Schriesheim, do not have any relationships that would interfere with the exercise of independent judgment in carrying out their responsibilities as directors and that each such director is an independent director of the Company within the meaning of applicable Nasdaq Rules.

  Corporate Governance Guidelines

        The Board of Directors has adopted corporate governance practices to help fulfill its responsibilities to the stockholders in overseeing the work of management and the Company’s business results. These guidelines are intended to ensure that the Board of Directors has the necessary authority and practices in place to review and evaluate the Company’s business operations, as needed, and to make decisions that are independent of the Company’s management. In addition, the guidelines are intended to align the interests of directors and management with those of the Company’s stockholders. A copy of the Company’s corporate governance guidelines is available on the Investor Relations portion of the Company’s website at http://www.skyworksinc.com.

        In accordance with these corporate governance guidelines, independent members of the Board of Directors of the Company met in executive session without management present four (4) times during fiscal year 2017. Mr. McLachlan, the Lead Independent Director, served as presiding director for these meetings.

  Stockholder Communications

        Our stockholders may communicate directly with the Board of Directors as a whole or to individual directors by letter addressed directly to such individual or individuals at the following address: c/o Skyworks Solutions, Inc., 20 Sylvan Road, Woburn, MA 01801. The Company will forward to each director to whom such communication is addressed, and to the Chairman of the Board in his capacity as representative of the entire Board of Directors, any mail received at the Company’s corporate office to the address specified by such director and the Chairman of the Board.

  Code of Ethics

        We have adopted a written code of business conduct and ethics that applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or

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controller, or persons performing similar functions. We make available our code of business conduct and ethics through our website at http://www.skyworksinc.com. We intend to disclose any amendments to, or waivers from, our code of business conduct and ethics that are required to be publicly disclosed by posting any such amendment or waivers on our website pursuant to SEC requirements and Nasdaq Rules.

  Executive Officer and Director Stock Ownership Requirements

        As described in detail below under “Compensation Discussion and Analysis,” we have adopted Executive Officer and Director Stock Ownership programs that require our executive officers (including those Named Executive Officers who are still currently serving as executive officers) and non-employee directors to hold a significant equity interest in Skyworks with the objective of more closely aligning the interests of our executive officers and directors with those of our stockholders. All of our Named Executive Officers and directors have met the stock ownership guidelines as of the date hereof, with the exception of Mr. Sennesael (who has until the third anniversary of the date he assumed his current position to meet the stock ownership guidelines).

  Board Leadership Structure

        Our Board of Directors selects the Company’s Chairman of the Board and Chief Executive Officer in the manner it determines to be in the best interests of the Company. In May 2014, our Board of Directors appointed Mr. Aldrich, who had previously served as the Company’s President and Chief Executive Officer, to serve as Chairman of the Board and Chief Executive Officer, and in May 2016, our Board of Directors appointed Mr. Aldrich to serve as Chairman of the Board and Executive Chairman. At the time of Mr. Aldrich’s appointment as Chairman of the Board in May 2014, our Board of Directors appointed Mr. McLachlan, the prior Chairman of the Board and an independent director within the meaning of applicable Nasdaq Rules (see above under “Director Independence”), as the Lead Independent Director. At the time of Mr. Aldrich’s appointment as Executive Chairman in May 2016, our Board of Directors appointed Mr. Griffin to serve as President and Chief Executive Officer and elected Mr. Griffin to serve as a director. Mr. McLachlan’s duties as Lead Independent Director, as set forth in our corporate governance guidelines, include the following:

  •
  Presiding at all meetings of the Board of Directors at which the Chairman of the Board is not present, including executive sessions of the independent directors;

  •
  Calling meetings of the independent directors, as he deems appropriate, and assuring that the independent directors meet independently at least twice each year;

  •
  Providing leadership to the Board of Directors if circumstances arise in which the Chairman of the Board may be, or may be perceived to be, in conflict with the interests of the Company and its stockholders with regard to a particular matter;

  •
  Facilitating communications and serving as a liaison, when necessary, between the independent directors and the Chairman of the Board and/or the Chief Executive Officer;

  •
  Consulting with the Chairman of the Board in the preparation of the schedules, agendas, and information provided to the Board of Directors for each meeting, and ensuring that there is sufficient time at each meeting for discussion of all agenda items;

  •
  Retaining independent advisors on behalf of the Board of Directors as the Board of Directors or the independent directors may deem necessary or appropriate; and

  •
  Being available for consultation and direct communication upon the reasonable request of major stockholders.

        The Board believes our current leadership structure is appropriate and that the duties of the Lead Independent Director appropriately and effectively complement the duties of the Chairman of the Board.

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Committees of the Board of Directors

        The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

  Audit Committee

        We have established an Audit Committee consisting of the following individuals, each of whom the Board of Directors has determined is “independent” within the meaning of applicable Nasdaq Rules and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”): Messrs. Schriesheim (Chairman), Beebe, Iyer, and McLachlan.

        The primary responsibility of the Audit Committee is the oversight of the quality and integrity of the Company’s financial statements, the Company’s internal financial and accounting processes, and the independent audit process. Additionally, the Audit Committee has the responsibilities and authority necessary to comply with Rule 10A-3 under the Exchange Act. The Audit Committee meets privately with the independent registered public accounting firm, reviews their performance and independence from management, and has the sole authority to retain and dismiss the independent registered public accounting firm. These and other aspects of the Audit Committee’s authority are more particularly described in the Company’s Audit Committee Charter, which the Board of Directors adopted and is reviewed annually by the committee and is available on the Investor Relations portion of our website at http://www.skyworksinc.com.

        The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided to the Company by its independent registered public accounting firm, KPMG LLP. The policy requires that all services provided by KPMG LLP, including audit services and permitted audit-related and non-audit services, be preapproved by the Audit Committee. The Audit Committee preapproved all audit and non-audit services provided by KPMG LLP for fiscal year 2017. The Audit Committee met twelve (12) times during fiscal year 2017.

  Audit Committee Financial Expert

        The Board of Directors has determined that each of Messrs. Schriesheim (Chairman), Iyer, and McLachlan, meets the qualifications of an “audit committee financial expert” under SEC rules and the qualifications of “financial sophistication” under the applicable Nasdaq Rules, and qualifies as “independent” as defined under the applicable Nasdaq Rules. The Board of Directors has also determined that Ms. King and Mr. McGlade each would meet the qualifications of an “audit committee financial expert” under current SEC rules and the qualifications of “financial sophistication” under current Nasdaq Rules if appointed to serve on the audit committee in the future.

  Compensation Committee

        We have established a Compensation Committee consisting of the following individuals, each of whom the Board of Directors has determined is “independent” within the meaning of applicable Nasdaq Rules: Ms. King (Chairman) and Messrs. Beebe, Furey, and McGlade. The Compensation Committee met five (5) times during fiscal year 2017. The functions of the Compensation Committee include establishing the appropriate level of compensation, including short and long-term incentive compensation of the Chief Executive Officer, all other executive officers, and any other officers or employees who report directly to the Chief Executive Officer. The Compensation Committee also administers Skyworks’ equity-based compensation plans. The Compensation Committee’s authority to grant equity awards to the Company’s executive officers may not be delegated to the Company’s management or others. The Board of Directors has adopted a written charter for the Compensation Committee, and it is available on the Investor Relations portion of the Company’s website at http://www.skyworksinc.com.

        The Compensation Committee has engaged Aon/Radford Consulting (“Aon/Radford”) to assist it in determining the components and amounts of executive compensation. The consultant reports directly to the Compensation Committee, through its Chairman, and the Compensation Committee retains the right to terminate or replace the consultant at any time.

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        The process and procedures followed by the Compensation Committee in considering and determining executive and director compensation are described below under “Compensation Discussion and Analysis.”

  Nominating and Corporate Governance Committee

        We have established a Nominating and Corporate Governance Committee consisting of the following individuals, each of whom the Board of Directors has determined is “independent” within the meaning of applicable Nasdaq Rules: Messrs. Iyer (Chairman), Furey, McGlade, and McLachlan. The Nominating and Corporate Governance Committee met three (3) times during fiscal year 2017. The Nominating and Corporate Governance Committee is responsible for evaluating and recommending individuals for election or reelection to the Board of Directors and its committees, including any recommendations that may be submitted by stockholders, the annual self-evaluations of the Board of Directors and its committees, and the evaluation and recommendation of the corporate governance policies. These and other aspects of the Nominating and Corporate Governance Committee’s authority are more particularly described in the Nominating and Corporate Governance Committee Charter, which the Board of Directors adopted and is available on the Investor Relations portion of the Company’s website at http://www.skyworksinc.com.

  Director Nomination Procedures

        The Nominating and Corporate Governance Committee evaluates director candidates in the context of the overall composition and needs of the Board of Directors, with the objective of recommending a group that can best manage the business and affairs of the Company and represent the interests of the Company’s stockholders using its diversity of experience. The committee seeks directors who possess certain minimum qualifications, including the following:

  •
  A director must have substantial or significant business or professional experience or an understanding of technology, finance, marketing, financial reporting, international business, or other disciplines relevant to the business of the Company.

  •
  A director (other than an employee-director) must be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Board of Directors or of a Board committee.

  •
  The committee also considers the following qualities and skills, among others, in its selection of directors and as candidates for appointment to the committees of the Board of Directors:

      o
      economic, technical, scientific, academic, financial, accounting, legal, marketing, or other expertise applicable to the business of the Company;

      o
      leadership or substantial achievement in their particular fields;

      o
      demonstrated ability to exercise sound business judgment;

      o
      integrity and high moral and ethical character;

      o
      potential to contribute to the diversity of viewpoints, backgrounds, or experiences of the Board of Directors as a whole;

      o
      capacity and desire to represent the balanced, best interests of the Company as a whole and not primarily a special interest group or constituency;

      o
      ability to work well with others;

      o
      high degree of interest in the business of the Company;

      o
      dedication to the success of the Company;

      o
      commitment to the responsibilities of a director; and

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        o
        international business or professional experience.

        The committee does not have a formal policy with respect to diversity, but believes that our Board of Directors, taken as a whole, should embody a diverse set of skills, experiences, and backgrounds in order to better inform its decisions. The committee will also take into account the fact that a majority of the Board of Directors must meet the independence requirements of the applicable Nasdaq Rules. The Company expects that a director’s existing and future commitments will not materially interfere with such director’s obligations to the Company. For candidates who are incumbent directors, the committee considers each director’s past attendance at meetings and participation in and contributions to the activities of the Board of Directors. The committee identifies candidates for director nominees in consultation with the Chief Executive Officer of the Company and the Chairman of the Board of Directors, through the use of search firms or other advisors or through such other methods as the committee deems to be helpful to identify candidates. Once candidates have been identified, the committee confirms that the candidates meet all of the minimum qualifications for director nominees set forth above through interviews, background checks, or any other means that the committee deems to be helpful in the evaluation process. The committee then meets to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. Based on the results of the evaluation process, the committee recommends candidates for director nominees for election to the Board of Directors.

  Stockholder Nominees

        The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders provided such stockholders follow the procedures set forth below. The committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a stockholder or otherwise. Stockholders who wish to nominate director candidates for election at the 2019 Annual Meeting, but who are not to be included in the Company’s proxy materials pursuant to the proxy access provisions in our By-laws, may do so in accordance with the provisions of our By-laws by submitting a written recommendation to the Secretary of the Company at the address below no earlier than the close of business on January 9, 2019, and no later than the close of business on February 8, 2019. In the event that the 2019 Annual Meeting is held more than thirty (30) days before or after the first anniversary of the Company’s 2018 Annual Meeting, then the required notice must be delivered in writing to the Secretary of the Company at the address below no earlier than 120 days prior to the date of the 2019 Annual Meeting and no later than the later of 90 days prior to the 2019 Annual Meeting or the 10th day following the day on which the public announcement of the date of the 2019 Annual Meeting is first made by the Company. For nominees for election to the Board of Directors proposed by stockholders to be considered, the recommendation for nomination must be in writing and must include the following information:

  •
  name of the stockholder, whether an entity or an individual, making the recommendation;

  •
  a written statement disclosing such stockholder’s beneficial ownership of the Company’s capital stock;

  •
  name of the individual recommended for consideration as a director nominee;

  •
  a written statement from the stockholder making the recommendation stating why such recommended candidate would be able to fulfill the duties of a director;

  •
  a written statement from the stockholder making the recommendation stating how the recommended candidate meets the independence requirements established by the SEC and the applicable Nasdaq Rules;

  •
  a written statement disclosing the recommended candidate’s beneficial ownership of the Company’s capital stock; and

  •
  a written statement disclosing relationships between the recommended candidate and the Company that may constitute a conflict of interest.

        A stockholder (or a group of up to twenty stockholders) who has owned at least three percent of the Company’s outstanding shares of common stock continuously for at least three years, and has complied with the other

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requirements in the Company’s By-laws, may nominate and include in the Company’s proxy materials a number of director nominees up to the greater of two individuals or 20% of the Board of Directors. Written notice of a proxy access nomination for inclusion in our proxy statement for the 2019 Annual Meeting of Stockholders must be submitted to the Secretary of the Company at the address below no earlier than the open of business on December 10, 2018, and no later than the close of business on January 9, 2019. In the event that the 2019 Annual Meeting is held more than thirty (30) days before, or more than sixty (60) days after, the first anniversary of the Company’s 2018 Annual Meeting, then the required notice must be delivered in writing to the Secretary of the Company at the address below no earlier than 150 days prior to the date of the 2019 Annual Meeting and no later than the later of 120 days prior to the 2019 Annual Meeting or the 10th day following the day on which the public announcement of the date of the 2019 Annual Meeting is first made by the Company.

        Written notice of proxy access nominations and written recommendations for nomination may be sent to the General Counsel and Secretary of the Company via U.S. mail or expedited delivery service to Skyworks Solutions, Inc., 5221 California Avenue, Irvine, California 92617.

Role of the Board of Directors in Risk Oversight

        Our Board of Directors oversees our risk management processes directly and through its committees. Our management team is responsible for risk management on a day-to-day basis. The role of our Board of Directors and its committees is to oversee the risk management activities of our management team. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our Board of Directors oversees risk management activities relating to business strategy, capital allocation, organizational structure, certain operational risks, and acquisitions; our Audit Committee oversees risk management activities related to financial controls and legal and compliance risks; our Compensation Committee oversees risk management activities relating to our compensation policies and practices as well as management succession planning; and our Nominating and Corporate Governance Committee oversees risk management activities relating to Board composition. Each committee reports to the Board of Directors on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the Board of Directors discuss particular risks.

        Our Compensation Committee does not believe that any risks arising from our employee compensation policies and practices are reasonably likely to have a material adverse effect on our company. Our Compensation Committee believes that any such risks are mitigated by:

  •
  The multiple elements of our compensation packages, including base salary, our annual short-term incentive compensation plan and (for our executive officers and other key employees) equity awards that vest (or are issuable) over multiple years and are intended to motivate employees to take a long-term view of our business.

  •
  The structure of our short-term incentive compensation plan (described in greater detail in this Proxy Statement under “Compensation Discussion and Analysis”), which is based on (i) a number of different financial and operating performance metrics to avoid employees placing undue emphasis on any particular performance metric at the expense of other aspects of our business, and (ii) performance targets that we believe are appropriately aggressive yet will not require undue risk-taking to achieve. Further, the structure of the short-term incentive compensation plan aids in driving sustained long-term financial performance as the goals and targets from the prior year’s plan are significant factors used in determining goals for the current year’s plan.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee of the Board of Directors currently consists of, and during fiscal year 2017 consisted of, Ms. King (Chairman) and Messrs. Beebe, Furey, and McGlade. No member of this committee was at any time during fiscal year 2017 an officer or employee of the Company, was formerly an officer of the Company or any of its subsidiaries, or had any employment relationship with the Company or any of its subsidiaries. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an

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equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee.

Certain Relationships and Related Person Transactions

        Other than compensation agreements and other arrangements described below under “Information About Executive and Director Compensation,” since October 1, 2016, there has not been a transaction or series of related transactions to which the Company was or is a party involving an amount in excess of $120,000 and in which any director, executive officer, holder of more than five percent (5%) of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest. In January 2008, the Board of Directors adopted a written related person transaction approval policy that sets forth the Company’s policies and procedures for the review, approval or ratification of any transaction required to be reported in its filings with the SEC. The Company’s policy with regard to related person transactions is that all related person transactions between the Company and any related person (as defined in Item 404 of Regulation S-K) or their affiliates, in which the amount involved is equal to or greater than $120,000, be reviewed by the Company’s General Counsel and approved in advance by the Audit Committee. In addition, the Company’s code of business conduct and ethics requires that employees discuss with the Company’s Compliance Officer any significant relationship (or transaction) that might raise doubt about such employee’s ability to act in the best interest of the Company.

Proposal 2:
Ratification of Independent
Registered Public Accounting Firm

        The Audit Committee has selected KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2018 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. KPMG LLP was the independent registered public accounting firm for the Company for fiscal year 2017, and has been the independent registered public accounting firm for the Company and its predecessor, Alpha Industries, Inc., since 1975. We are asking the stockholders to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2018.

        Representatives of KPMG LLP are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

        Stockholder ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm is not required by the Company’s By-laws or other applicable legal requirements. However, the Audit Committee is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter at the Annual Meeting is required to approve the selection of KPMG LLP as the Company’s independent registered public accounting firm. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and stockholders’ best interests.

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Audit Fees

        KPMG LLP provided audit services to the Company consisting of the annual audit of the Company’s 2017 consolidated financial statements contained in the Company’s Annual Report on Form 10-K and reviews of the financial statements contained in the Company’s Quarterly Reports on Form 10-Q for fiscal year 2017. The following table summarizes the fees of KPMG LLP billed to the Company for the last two fiscal years.

Fee Category	Fiscal Year 2017 ($)	% of Total (%)	Fiscal Year 2016 ($)	% of Total (%)
Audit Fees(1)	1,741,700	93.7	1,769,135	93.7
Audit-Related Fees	—	—	—	—
Tax Fees(2)	67,000	3.6	76,300	4.0
All Other Fees(3)	49,560	2.7	43,650	2.3

Total Fees	1,858,260	100	1,889,085	100

(1)
Audit fees consist of fees for the audit of our annual financial statements, review of the interim financial statements included in our quarterly reports on Form 10-Q, statutory audits and related filings in various foreign locations and audit procedures related to acquisition activity during fiscal years 2017 and 2016. Fiscal year 2017 and 2016 audit fees included fees for services incurred in connection with rendering an opinion under Section 404 of the Sarbanes-Oxley Act.

(2)
Tax fees consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which primarily relate to the review of our U.S. tax returns and certain trade and customs forms, accounted for $57,000 and $72,500 of the total tax fees for fiscal years 2017 and 2016, respectively.

(3)
All other fees for fiscal years 2017 and 2016 relate to fees incurred for conflict mineral reporting compliance and licenses to accounting and research software.

        In 2003, the Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided to the Company by its independent registered public accounting firm, KPMG LLP. The policy requires that all services provided by KPMG LLP, including audit services and permitted audit-related and non-audit services, be preapproved by the Audit Committee. The Audit Committee preapproved all audit and non-audit services provided by KPMG LLP during fiscal year 2017 and our fiscal year ended September 30, 2016 (“fiscal year 2016”).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE SELECTION OF KPMG LLP
AS THE INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM OF THE COMPANY FOR FISCAL YEAR 2018

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 Report of the Audit Committee

        The Audit Committee of Skyworks’ Board of Directors is responsible for providing independent, objective oversight of Skyworks’ accounting functions and internal controls. The Audit Committee is composed of four directors, each of whom is independent within the meaning of applicable Nasdaq Rules and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act. The Audit Committee operates under a written charter approved by the Board of Directors.

        Management is responsible for the Company’s internal control and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of Skyworks’ consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report concerning such financial statements. The Audit Committee’s responsibility is to monitor and oversee these processes.

        In connection with these responsibilities, the Audit Committee met with management and representatives of KPMG LLP, the Company’s independent registered public accounting firm, and reviewed and discussed the audited financial statements for fiscal year 2017, results of the internal and external audit examinations, evaluations of the Company’s internal controls, and the overall quality of Skyworks’ financial reporting. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board. In addition, the Audit Committee has received the written disclosures and the letter from its independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence from the Company and its management, including the matters in the written disclosures and letter that were received by the committee from such firm.

        Based upon the Audit Committee’s review and discussions described above, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for fiscal year 2017, as filed with the SEC.

THE AUDIT COMMITTEE
Kevin L. Beebe Balakrishnan S. Iyer David J. McLachlan Robert A. Schriesheim, Chairman

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Proposal 3:
Advisory Vote on the Compensation of Our
Named Executive Officers (“Say-on-Pay Vote”)

        We are providing our stockholders with the opportunity to vote to approve, on a non-binding basis, the compensation of our Named Executive Officers as described below under “Information About Executive and Director Compensation” pursuant to Section 14A of the Exchange Act. At our 2017 Annual Meeting of Stockholders, approximately 95% of the votes cast by our stockholders were in favor of the compensation of the Company’s named executive officers as disclosed in the proxy statement delivered to our stockholders in connection with the 2017 Annual Meeting.

        As we describe below under “Compensation Discussion and Analysis,” our executive compensation program embodies a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our stockholders. In addition, our Board of Directors believes that the Company’s financial performance over the last fiscal year demonstrates that our executive compensation program was designed appropriately and is working effectively to support long-term value creation.

        Our Board of Directors is asking stockholders to approve a non-binding advisory vote on the following resolution:

  RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in this Proxy Statement.

        As an advisory vote, this proposal is not binding and will not overrule any decision by the Company or the Board of Directors (or any committee thereof), nor will it create or imply any change or addition to the fiduciary duties of the Company or the Board of Directors (or any committee thereof). However, our Compensation Committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for Named Executive Officers. The next non-binding say-on-pay vote is scheduled to be held at our 2019 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
BY VOTING “FOR” PROPOSAL 3

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Information About Executive and Director Compensation

Summary and Highlights

Financial Performance

  •
  For fiscal year 2017, we achieved record net revenue of approximately $3.7 billion, operating margin of approximately 34% on a GAAP basis (approximately 38% on a non-GAAP basis), and diluted earnings per share of $5.41 on a GAAP basis ($6.45 on a non-GAAP basis).1

  •
  During fiscal year 2017, we returned approximately $647 million to shareholders through repurchasing 4.7 million shares of our common stock for $432 million and through payments of $215 million in cash dividends.

  •
  Our ending cash and cash equivalents balance increased 49% to $1,617 million in fiscal year 2017 from $1,084 million in fiscal year 2016. This was the result of a 34% increase in cash from operations to $1,471 million in fiscal year 2017 due to higher net income and changes in working capital. In addition, during fiscal year 2017, we invested approximately $303 million in capital expenditures.

  •
  Total stockholder return (“TSR”) for the five-year period ending September 29, 2017, was 350%, compared to a weighted average TSR of 183% for the companies in the S&P 500 Semiconductors Index.

Compensation Program Alignment with Long-Term Interests of Stockholders

  •
  We emphasize pay-for-performance and tie a significant amount of our Named Executive Officers’ annual compensation to our performance in the form of incentive-based compensation, with the majority being in equity-based compensation. We believe that through the combination of our equity-based incentive compensation program and executive stock ownership guidelines, the interests of our executives are strongly aligned with those of our long-term stockholders—namely, increasing stockholder value over time.

  •
  The charts below show the target total direct compensation mix for fiscal year 2017 for our Chief Executive Officer and the average for the other Named Executive Officers. The target total direct compensation mix for fiscal year 2017 reflects actual salary, target short-term incentive award, and the grant date fair value of stock option, performance share, and restricted stock unit awards.

1
Please see table on page 73 for a full reconciliation of non-GAAP results to GAAP results.

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  •
  We provide short-term incentive compensation to motivate executives to achieve key near-term (i.e., a year or less) financial and/or operational objectives. Based on the Company’s performance under the revenue and non-GAAP operating margin goals established by the Compensation Committee, the total short-term incentive award payment to each of the Named Executive Officers for fiscal year 2017 was 93.6% of the target payment level for such Named Executive Officer.

  •
  We provide longer-term equity-based compensation in the form of performance share awards, restricted stock unit awards, and stock options to incentivize our executive officers to achieve goals each year that we believe will result in significant increases in stockholder value over the longer term, thereby aligning their interests with those of our stockholders. Shares are received under performance share awards only upon satisfaction of “performance” and “continued employment” conditions (i.e., to receive all shares earned based on actual performance, the executive would typically need to remain employed for three years following the grant of a performance share award). Based on the Company’s non-GAAP free cash flow growth achieved and TSR percentile ranking obtained during fiscal year 2017, each Named Executive Officer earned the “maximum” level of shares under the performance share awards granted in November 2016.

  •
  The Compensation Committee of our Board of Directors, with assistance from its independent compensation consultant, annually reviews our executive compensation program to ensure that it is competitive with the companies in our industry with which we compete for executive talent. We generally target the median of our comparison group for our base salary and short-term incentive compensation levels. For fiscal year 2017, we granted equity-based incentive awards with a target incentive level at approximately the median of our comparison group, with the opportunity to earn above the target incentive levels based on performance. We feel that this level of executive compensation, with its emphasis on long-term results, alignment with stockholder interests, and long-term retention, enables us to attract and retain the executive talent necessary to meet our business objectives.

Corporate Governance and Compensation Best Practices

  •
  As part of its commitment to strong corporate governance and best practices, our Compensation Committee has engaged an independent compensation consultant, Aon/Radford, to perform an annual comprehensive analysis of our executive compensation practices and pay levels, using analytical tools such as market data, tally sheets, compensation history, and walk-away analysis for each executive.

  •
  We have adopted Executive Officer and Director Stock Ownership programs that require our executive officers and non-employee directors to hold a significant equity interest in the Company with the objective of more closely aligning the interests of our executive officers and directors with those of our stockholders.

  •
  We prohibit our directors, officers, and employees from hedging or pledging their economic interests in Company securities and from engaging in any short-term, speculative securities transactions, including purchasing securities on margin, engaging in short sales, or buying or selling put or call options.

  •
  Equity awards granted to our Named Executive Officers under the 2015 Long-Term Incentive Plan are not subject to automatic accelerated vesting solely upon a change in control of the Company.

  •
  None of the Named Executive Officers is entitled to any future excise tax gross-up payment in connection with a change in control of the Company.

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Compensation Discussion and Analysis

        This Compensation Discussion and Analysis section discusses the compensation policies and programs for our Chief Executive Officer, our Chief Financial Officer and our three next most highly paid executive officers during fiscal year 2017 as determined under the rules of the SEC. We refer to this group of executive officers as our “Named Executive Officers.” For fiscal year 2017, our Named Executive Officers were:

  •
  Liam K. Griffin, President and Chief Executive Officer;

  •
  Kris Sennesael, Senior Vice President and Chief Financial Officer;

  •
  David J. Aldrich, Executive Chairman;

  •
  Carlos S. Bori, Senior Vice President, Sales and Marketing; and

  •
  Peter L. Gammel, Chief Technology Officer.

  Approach for Determining Form and Amounts of Compensation

        The Compensation Committee, which is composed solely of independent directors within the meaning of applicable Nasdaq Rules, outside directors within the meaning of Section 162 of the Internal Revenue Code (“IRC”), and non-employee directors within the meaning of Rule 16b-3 under the Exchange Act, is responsible for determining all components and amounts of compensation to be paid to our Named Executive Officers, as well as any other executive officers or employees who report directly to the Chief Executive Officer. The Compensation Committee sets compensation for the Named Executive Officers, including base salary, short-term incentives, and long-term stock-based incentives, at levels generally intended to be competitive with the compensation of comparable executives in semiconductor companies with which the Company competes for executive talent.

  Compensation Program Objectives

        The objectives of our executive compensation program are to attract, retain and motivate highly qualified executives to operate our business, and to link the compensation of those executives to improvements in the Company’s financial performance and increases in stockholder value. Accordingly, the Compensation Committee’s goals in establishing our executive compensation program include:

  •
  ensuring that our executive compensation program is competitive with a group of companies in the semiconductor industry with which we compete for executive talent;

  •
  providing a base salary that serves as the foundation of a compensation package that attracts and retains the executive talent needed to achieve our business objectives;

  •
  providing short-term variable compensation that motivates executives and rewards them for achieving Company financial performance targets;

  •
  providing long-term stock-based compensation that aligns the interest of our executives with stockholders by rewarding them for long-term increases in stockholder value; and

  •
  ensuring that our executive compensation program is perceived as fundamentally fair to all of our employees.

  Retention of Compensation Consultant

        The Compensation Committee has engaged Aon/Radford to assist in determining the components and amount of executive compensation. Aon/Radford reports directly to the Compensation Committee, through its chairman, and the Compensation Committee retains the right to terminate or replace the consultant at any time. The consultant advises the Compensation Committee on such compensation matters as are requested by the Compensation Committee. The Compensation Committee considers the consultant’s advice on such matters in addition to any other information or factors it considers relevant in making its compensation determinations. In fiscal year 2017, Aon/Radford received $134,778 for survey data and compensation consulting services to the Compensation Committee.

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        The Compensation Committee has considered the relationships that Aon/Radford has with the Company, the members of the Compensation Committee and our executive officers, as well as the policies that Aon/Radford has in place to maintain its independence and objectivity, and has determined that Aon/Radford’s work for the Compensation Committee has not raised any conflicts of interest. Company management has separately engaged Aon Risk Solutions, an affiliate of Aon/Radford, for risk management and insurance brokerage services. The Company paid $430,000 to Aon Risk Solutions in fiscal year 2017 for those services. The Company’s management did not seek the Compensation Committee’s approval for the engagement of Aon Risk Solutions.

  Role of Chief Executive Officer

        The Compensation Committee also considers the recommendations of the Chief Executive Officer regarding the compensation of the other Named Executive Officers and each of his other direct reports. These recommendations include an assessment of each individual’s responsibilities, experience, performance and contribution to the Company’s performance, and also generally take into account internal factors such as historical compensation and level in the organization, in addition to external factors such as the current environment for attracting and retaining executives.

  Establishment of Comparator Group Data

        In determining compensation for each of the Named Executive Officers, the committee utilizes “Comparator Group” data for each position. For fiscal year 2017, the Compensation Committee approved Comparator Group data consisting of a 50/50 blend of (i) Aon/Radford survey data of 20 semiconductor companies (where sufficient data was not available in the Aon/Radford semiconductor survey data for a given executive position, the Comparator Group data also included survey data regarding high-technology companies), and (ii) the “peer” group data for 12 publicly traded semiconductor companies with which the Company competes for executive talent:

*Analog Devices	*Maxim Integrated Products	*ON Semiconductor
*Applied Materials	*Microchip Technology	*Qorvo
*Broadcom Limited	*Micron Technology	*Texas Instruments
*Linear Technology	*NVIDIA	*Xilinx

  Use of Comparator Group Data

        The Compensation Committee annually compares the components and amounts of compensation that we provide to our Chief Executive Officer and other Named Executive Officers with the components and amounts of compensation provided to their counterparts in the Comparator Group and uses this comparison data as a guideline in its review and determination of base salaries, short-term incentives, and long-term stock-based compensation awards, as discussed in further detail below under “Components of Compensation.” In addition, in setting fiscal year 2017 compensation, the Compensation Committee sought and received input from Aon/Radford regarding the base salaries for the Chief Executive Officer and each of the other executive officers, the incentive targets relating to the short-term incentive program for executive officers, and the individual stock-based compensation awards for executive officers, as well as the related vesting schedules.

        After reviewing the data and considering the input, the Compensation Committee established (and the full Board of Directors was advised of) the base salary, short-term incentive target, and long-term stock-based compensation award for each Named Executive Officer. In establishing individual compensation, the Compensation Committee also considered the input of the Chief Executive Officer, as well as the individual experience and performance of each executive.

        In determining the compensation of our Chief Executive Officer for fiscal year 2017, the Compensation Committee focused on (i) competitive levels of compensation for chief executive officers who are leading a company of similar size and complexity, (ii) the importance of retaining a chief executive officer with the strategic, financial, and leadership skills necessary to ensure our continued growth and success, (iii) our Chief Executive Officer’s role relative to the other Named Executive Officers, (iv) input from the full Board of Directors on our Chief Executive Officer’s performance, and (v) the length of our Chief Executive Officer’s service to the Company. Aon/Radford advised the Compensation Committee that the base salary, annual performance targets, short-term incentive target

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opportunity, and equity-based compensation established by the Compensation Committee for fiscal year 2017 were competitive for chief executive officers leading companies of similar size and complexity in the semiconductor industry. Our Chief Executive Officer was not present during the voting or deliberations of the Compensation Committee concerning his compensation. As stated above, however, the Compensation Committee did consider the recommendations of the Chief Executive Officer regarding the compensation of the other Named Executive Officers and each of his other direct reports.

  Response to Stockholder Vote on Executive Compensation at 2017 Annual Meeting

        At our 2017 Annual Meeting of Stockholders, approximately 95% of the votes cast approved the compensation of the Company’s named executive officers as disclosed in the proxy statement delivered to our stockholders in connection with the 2017 Annual Meeting. We understood this to mean that stockholders generally approved of our compensation policies and determinations in 2017. However, the Compensation Committee still undertook a review of our compensation policies and determinations following the 2017 Annual Meeting with the assistance of Aon/Radford. After this review and consideration of evolving best practices in executive compensation by public companies generally, upon the recommendation of the Compensation Committee, we determined not to make any significant changes to our executive compensation decisions and policies. The Compensation Committee periodically reviews the goals we would like to achieve through our executive compensation practices and explores ways to modify those practices to either achieve new goals or to enhance our ability to achieve existing goals.

  Components of Compensation

        The key elements of compensation for our Named Executive Officers are base salary, short-term incentives, long-term stock-based incentives, 401(k) plan retirement benefits, medical, dental, vision, life and disability insurance, and financial planning benefits. Consistent with our objective of ensuring that executive compensation is perceived as fair to all employees, the Named Executive Officers do not receive any retirement benefits beyond those generally available to our full-time employees, and we do not provide medical, dental, vision, or other insurance benefits to Named Executive Officers that are different from those offered to other full-time employees.

  Base Salary

        Base salaries provide our executive officers with a degree of financial certainty and stability. The Compensation Committee determines a competitive base salary for each executive officer using the Comparator Group data and input provided by Aon/Radford. Based on these factors, base salaries of the Named Executive Officers for fiscal year 2017 were generally targeted at the Comparator Group median, with consideration given to role, responsibility, performance and length of service. After taking these factors into account, the Compensation Committee elected not to increase the base salaries for Messrs. Aldrich, Griffin, and Sennesael for fiscal year 2017, noting that the base salaries of Messrs. Aldrich and Griffin had been established in May 2016 at the time of their appointments to their current positions and that the base salary of Mr. Sennesael had been established in August 2016 upon the commencement of his employment with the Company. The base salary for fiscal year 2017 for each remaining Named Executive Officer increased on average 6.4% from the Named Executive Officer’s base salary in fiscal year 2016 as a result of market-based salary adjustments recommended by Aon/Radford, with increases ranging from 2.4% to 10.4%.

  Short-Term Incentives

        Our short-term incentive compensation plan for executive officers is established annually by the Compensation Committee. For fiscal year 2017, the Compensation Committee adopted the Fiscal Year 2017 Executive Incentive Plan (the “Incentive Plan”). The Incentive Plan established short-term incentive awards for fiscal year 2017 for certain officers of the Company, including the Named Executive Officers, based on the Company’s achievement of certain corporate performance goals established for fiscal year 2017. Short-term incentive compensation is intended to motivate and reward executives by tying a significant portion of their total compensation to the Company’s achievement of pre-established performance goals that are generally short-term (i.e., one year or less). Pursuant to the Incentive Plan, the Compensation Committee sets a range of short-term compensation that can be earned by each executive officer based on the Comparator Group data, which is expressed as a percentage of the executive officer’s base salary and which corresponds to the level of achievement of the performance goals. The low end of that range, referred to as the “threshold” percentage, is equal to the amount of compensation payable to the executive if the level

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of achievement of each performance goal applicable to the executive was at the minimum set by the Compensation Committee to be eligible to receive a payment for that goal under the Incentive Plan (referred to as the “threshold” level). At the threshold payout level, the short-term compensation was designed to result in a payout less than the median short-term compensation of the Comparator Group. The middle of the range, referred to as the “target” percentage, is equal to the amount of short-term compensation payable to the executive if the level of achievement of each performance goal applicable to the executive met the expectations set by the Compensation Committee (referred to as the “target” level). Achievement of all performance goals at the “target” level would result in a short-term compensation payout equal to the “target” percentage, which is designed to be the median short-term compensation of the Comparator Group. The high end of the range, referred to as the “maximum” percentage, is equal to the amount of compensation payable to the executive if the level of achievement of each performance goal applicable to the executive reached the high-end target set by the Compensation Committee for such goal (referred to as the “maximum” level). Achievement of all performance goals at the “maximum” level would result in a short-term compensation payout at the “maximum” percentage, which is designed to be above the median short-term compensation of the Comparator Group. Absent an exercise of discretion by the Compensation Committee, the total short-term compensation paid to each executive would not exceed the “maximum” percentage and, in the event that the level of achievement of all performance goals was below the “threshold” level, no short-term compensation payment would be made to the executive. The following table shows the range of short-term compensation that each Named Executive Officer could earn in fiscal year 2017 as a percentage of such executive officer’s annual base salary.

	Threshold	Target	Maximum
Chief Executive Officer and Executive Chairman	80%	160%	320%
Chief Financial Officer	45%	90%	180%
Other Executive Officers	35%	70%	140%

        The actual total amount of short-term compensation payable to an executive depends on the level of achievement of each performance goal assigned to him. The Compensation Committee established performance goals for fiscal year 2017 based on achieving revenue and non-GAAP operating margin targets. Each of the performance goals was weighted equally (50% each) toward each Named Executive Officer’s payment under the Incentive Plan. The non-GAAP operating margin performance goal is based on the Company’s actual non-GAAP operating margin, which it calculates by excluding from GAAP operating income share-based compensation expense, acquisition-related expenses, amortization of intangibles, restructuring-related charges, and litigation settlement gains, losses, and expenses.

        The Compensation Committee determines with respect to each performance goal the “threshold,” “target,” and “maximum” levels of achievement, which correspond to the matching descriptions set forth above. For Company performance goals, the levels of achievement will be consistent across the executives to which such goals apply.

        Following the end of the fiscal year, the Compensation Committee determines the total amount of short-term compensation payable to each executive for such period by comparing the actual level of achievement of each performance goal assigned to such executive against the “threshold,” “target,” and “maximum” levels of achievement that it set for that performance goal. The Compensation Committee determines the amount of short-term compensation the executive is eligible to receive with respect to each performance goal as follows:

  •
  If the level of achievement for that performance goal falls below the “threshold” level, then the executive will not earn any short-term compensation with respect to that performance goal (absent an exercise of discretion by the Compensation Committee).

  •
  If the level of achievement for that performance goal is equal to the “threshold,” “target,” or “maximum” level, then the executive earns the product obtained by multiplying (i) the “threshold,” “target,” or “maximum” percentage, as applicable, times (ii) the executive’s base salary during the fiscal year, times (iii) the weighting assigned to that performance goal.

  •
  If the level of achievement for the performance goal falls in between either the “threshold” and “target” levels or the “target” and “maximum” levels, the executive would earn short-term compensation equal to the short-term compensation payable at the “threshold” or “target” level, respectively, plus a pro rata amount of the difference between the short-term compensation payable for that performance goal at, respectively, the “threshold” and “target” levels or the “target” and “maximum” levels.

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  •
  Absent an exercise of discretion by the Compensation Committee, if the level of achievement for the performance goal exceeds the “maximum” level, the executive will only earn the amount payable for achievement at the “maximum” level.

        Each executive’s short-term compensation under the Incentive Plan is calculated by evaluating achievement of each performance goal individually, determining the portion of the total eligible bonus earned with respect to each such performance goal, and totaling the resulting amounts.

        The target level performance goals established by the Compensation Committee under the Incentive Plan are based on the Company’s historical operating results and growth rates as well as the Company’s expected future results and are designed to require significant effort and operational success on the part of our executives and the Company. The maximum level performance goals established by the Compensation Committee have historically been difficult to achieve and are designed to represent outstanding performance that the Compensation Committee believes should be rewarded. Typically, financial performance goals are set with the expectation that the “target” level will be higher than the consensus analyst estimates for the Company.

        The Incentive Plan stipulated that all payouts to executives under the Incentive Plan were conditioned upon the Company achieving a nominal performance goal based on non-GAAP operating income (after accounting for any incentive award payments, including those to be made under the Incentive Plan). The nominal non-GAAP operating income performance goal is based on the Company’s actual non-GAAP operating income, which it calculates in the manner described above with respect to non-GAAP operating margin. The Compensation Committee retains the discretion, based on the recommendation of the Chief Executive Officer, to make payments even if the threshold performance metrics are not met or to make payments in excess of the maximum level if the Company’s performance exceeds the maximum metrics. The Compensation Committee believes it is appropriate to retain this discretion in order to make short-term compensation awards in extraordinary circumstances.

        The Company’s actual revenue and non-GAAP operating margin achieved in fiscal year 2017 resulted in a short-term compensation award for each Named Executive Officer equal to 93.6% of the Named Executive Officer’s target payment level.

  Long-Term Stock-Based Compensation

        The Compensation Committee generally makes long-term stock-based compensation awards to executive officers on an annual basis. Long-term stock-based compensation awards are intended to align the interests of our executive officers with those of our stockholders, and to reward our executive officers for increases in stockholder value over long periods of time (i.e., greater than one year). It is the Company’s practice to make stock-based compensation awards to executive officers in November of each year at a prescheduled Compensation Committee meeting. For fiscal year 2017, the Compensation Committee made awards to each of the Named Executive Officers on November 9, 2016, at a regularly scheduled Compensation Committee meeting. Stock options awarded to the Named Executive Officers at the meeting had an exercise price equal to the closing sale price on the meeting date of the Company’s common stock on the Nasdaq Global Select Market.

        In making annual stock-based compensation awards to executive officers for fiscal year 2017, the Compensation Committee first reviewed the Comparator Group data to determine the percentage of the total number of outstanding shares of stock that companies in the Comparator Group typically made for annual awards under employee equity compensation programs. The Compensation Committee then set the number of shares of the Company’s common stock that would be made available for annual equity awards at approximately the median of the Comparator Group after its evaluation of the Company’s business needs for the attraction and retention of executives and employees, internal and external circumstances impacting the Company and its employees, and proxy advisor (e.g., ISS) guidelines. The Compensation Committee then reviewed the Comparator Group competitive grant data by executive position. The Compensation Committee then used that data and the Comparator Group data to determine a dollar value equivalent for the long-term equity-based award for each executive officer. Twenty percent (20%) of that dollar equivalent value served as the basis for determining a number of stock options to award to the executive using an estimated Black-Scholes value, twenty percent (20%) of the dollar equivalent value served as the basis for determining a number of restricted stock units to award to the executive using the fair market value of the Company’s common

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stock on the date of such award, and the remaining sixty percent (60%) of the dollar equivalent value served as the basis for determining a number of performance share awards (“PSAs”) for the executive using the fair market value of the Company’s common stock on the date of such award and an assumption that the Company would achieve the “target” level of performance required to earn the PSA. The Compensation Committee’s rationale for awarding PSAs is to further align the executive’s interest with those of the Company’s stockholders by using equity awards that will vest only if the Company achieves pre-established performance metrics. A description of the PSAs, including the method by which they vest and the related performance metrics, is set forth below in the “Grants of Plan-Based Awards Table.”

  Other Compensation and Benefits

        We provide other benefits to our executive officers that are intended to be part of a competitive overall compensation program and are not tied to any company performance criteria. Consistent with the Compensation Committee’s goal of ensuring that executive compensation is perceived as fair to all stakeholders, the Company offers medical, dental, vision, life, and disability insurance plans to executive officers under the same terms as such benefits are offered to other employees. Additionally, executive officers are permitted to participate in the Company’s 401(k) Savings and Investment Plan and Employee Stock Purchase Plan under the same terms as other employees. The Company does not provide executive officers with any enhanced retirement benefits (i.e., executive officers are subject to the same limits on contributions as other employees, as the Company does not offer any supplemental executive retirement plan or other similar non-qualified deferred compensation plan), and they are eligible for 401(k) company-match contributions under the same terms as other employees. In fiscal year 2017, the Company offered executives the opportunity to participate in financial planning services through The Ayco Company, L.P. (“Ayco”), at a cost of up to approximately $18,000 per executive paid by the Company. In fiscal year 2017, Mr. Aldrich is the only Named Executive Officer who received financial planning services through Ayco, and he elected to pay personally for such services.

        In prior fiscal years certain executive officers were provided an opportunity to participate in the Company’s Executive Compensation Plan (the “Executive Compensation Plan”), an unfunded, non-qualified deferred compensation plan, under which participants were allowed to defer a portion of their compensation. As a result of deferred compensation legislation under Section 409A of the IRC, which became effective on December 31, 2005, the Company no longer permits employees to make contributions to the plan. Upon retirement, as defined in the Executive Compensation Plan, or other separation from service, or, if so elected, upon any earlier change in control of the Company, a participant is entitled to a payment of his vested account balance, either in a single lump sum or in annual installments, as elected in advance by the participant. Although the Company had discretion to make additional contributions to the accounts of participants while the Executive Compensation Plan was active, it never did so. Mr. Aldrich is the only Named Executive Officer who participated in the Executive Compensation Plan while it was active.

  Severance and Change-in-Control Benefits

        None of our executive officers, including the Named Executive Officers, has an employment agreement that provides a specific term of employment with the Company. Accordingly, the employment of any such employee may be terminated at any time. We do provide certain benefits to our Named Executive Officers upon certain qualifying terminations of employment and in connection with terminations of employment under certain circumstances following a change in control. A description of the material terms of our severance and change-in-control arrangements with the Named Executive Officers can be found immediately below and further below under “Potential Payments Upon Termination or Change in Control.”

        The Compensation Committee believes that severance protections can play a valuable role in recruiting and retaining superior talent. Severance and other termination benefits are an effective way to offer executives financial security to incent them to forego an opportunity with another company. These agreements also protect the Company as the Named Executive Officers are bound by restrictive non-compete and non-solicit covenants for up to two years after termination of employment. Outside of the change-in-control context, each Named Executive Officer is entitled to severance benefits if his employment is involuntarily terminated by the Company without cause and, in the case of

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the Executive Chairman and the Chief Executive Officer, if he terminates his own employment for good reason (as defined in each executive’s respective agreement). In addition, the Executive Chairman is entitled to certain severance benefits upon the expiration of the term of his agreement. The Compensation Committee believes that this provision facilitates his retention with the Company. The level of each Named Executive Officer’s cash severance or other termination benefit is generally tied to his annual base salary and short-term incentive amounts.

        Additionally, each Named Executive Officer would receive enhanced severance benefits and accelerated vesting of equity awards if his employment were terminated under certain circumstances in connection with a change in control of the Company. These benefits are described in detail further below under “Potential Payments Upon Termination or Change in Control.” The Compensation Committee believes these enhanced severance benefits and accelerated vesting are appropriate because the occurrence, or potential occurrence, of a change-in-control transaction would likely create uncertainty regarding the continued employment of executive officers that typically occurs in a change-in-control context, and such severance benefits and accelerated vesting encourage the Named Executive Officers to remain employed with the Company through the change-in-control process and to focus on enhancing stockholder value both before and during the process. In addition, the vesting protection helps assure the Named Executive Officers that they will not lose the expected value of their equity awards because of a change in control of the Company.

  Executive Officer Stock Ownership Requirements

        We have adopted Executive Stock Ownership guidelines with the objective of more closely aligning the interests of our executive officers with those of our stockholders. Under the Executive Officer Ownership guidelines, our Executive Chairman and our Chief Executive Officer are each required to hold the lower of (a) the number of shares with a fair market value equal to six (6) times such executive’s current base salary, or (b) 120,000 or 127,500 shares, respectively; our Senior Vice President and Chief Financial Officer and our Senior Vice President, Sales and Marketing, are each required to hold the lower of (a) the number of shares with a fair market value equal to two and one-half (2 1/2) times such executive’s current base salary, or (b) 26,600 or 25,200 shares, respectively; and our Chief Technology Officer is required to hold the lower of (a) the number of shares with a fair market value equal to two (2) times his current base salary, or (b) 19,500 shares. For purposes of the Executive Stock Ownership guidelines, the fair market value of the Company’s common stock is the average closing price per share of the Company’s common stock as reported on the Nasdaq Global Select Market (or if the common stock is not then traded on such market, such other market on which the common stock is traded) for the twelve (12) month period ending with the determination date. All of our Named Executive Officers are in compliance with the stock ownership guidelines as of the date hereof (with the exception of Mr. Sennesael, who has until the third anniversary of the date he assumed his current position to comply with the guidelines).

  Compliance with Internal Revenue Code Section 162(m)

        For fiscal year 2017, Section 162(m) of the IRC generally disallowed a tax deduction for compensation in excess of $1 million paid to our Chief Executive Officer and any of our three other most highly compensated executive officers, other than our Chief Financial Officer. Pursuant to tax legislation signed into law on December 22, 2017 (the “Tax Act”), for fiscal years beginning after December 31, 2017, the compensation of our Chief Financial Officer will also be subject to the deduction limitation. For fiscal years beginning on or before December 31, 2017, certain compensation, including qualified performance-based compensation, was not subject to the deduction limit if applicable requirements were met. Pursuant to the Tax Act, subject to certain transition rules, for fiscal years beginning after December 31, 2017, the performance-based compensation exception to the deduction limitations under Section 162(m) will no longer be available. As a result, with the exception of compensation grandfathered pursuant to the transition rules, for fiscal years beginning after December 31, 2017, all compensation in excess of $1 million paid to the specified executives will not be deductible. For the Company’s fiscal year 2017 (which began before the Tax Act changes to Section 162(m) became effective), the Compensation Committee generally sought to structure the compensation of our executive officers in a manner that was intended to avoid disallowance of deductions under Section 162(m). However, the Compensation Committee reserved the right to use its judgment to authorize compensation payments to the Company’s executives that were subject to the Section 162(m) deduction limit when the Compensation Committee believed such payments were appropriate and in the best interests of the Company and our stockholders.

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Compensation Tables for Named Executive Officers

  Summary Compensation Table

        The following table summarizes compensation earned by, or awarded or paid to, our Named Executive Officers for fiscal year 2017, fiscal year 2016, and our fiscal year ended October 2, 2015 (“fiscal year 2015”).

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Liam K. Griffin	2017	850,000	5,336,603	1,230,158	1,273,055	12,042	8,701,858
President and	2016	660,404	3,465,060	2,591,488	—	11,751	6,728,703
Chief Executive Officer	2015	513,558	1,752,182	932,904	927,000	11,410	4,137,054
Kris Sennesael	2017	425,000	1,289,639	297,268	358,047	235,494	2,605,448
Senior Vice President and	2016	40,865	1,880,500	926,700	—	78	2,848,143
Chief Financial Officer
David J. Aldrich	2017	800,000	4,802,995	1,107,130	1,198,170	16,493	7,924,788
Executive Chairman	2016	822,981	3,720,250	2,457,108	—	15,043	7,015,382
	2015	771,635	4,603,190	2,443,320	2,325,000	14,910	10,158,055
Carlos S. Bori(4)	2017	356,493	1,245,174	287,025	235,890	31,244	2,155,826
Senior Vice President,
Sales and Marketing
Peter L. Gammel	2017	389,065	978,287	225,523	255,547	73,367	1,921,789
Chief Technology Officer	2016	379,900	818,455	546,024	—	18,075	1,762,454
	2015	364,700	742,450	399,816	407,000	16,218	1,930,184

(1)
The amounts in the Stock Awards and Option Awards columns represent the grant date fair values, computed in accordance with the provisions of FASB ASC Topic 718—Compensation—Stock Compensation (“ASC 718”), of stock options, PSAs, and RSUs granted during the applicable fiscal year, without regard to estimated forfeiture rates. For fiscal years 2015, 2016, and 2017, assuming the highest level of performance achievement with respect to the PSAs, the grant date fair values of the Stock Awards would be as follows: Mr. Griffin (FY 2015: $2,471,628; FY 2016: $4,483,740; FY 2017: $7,136,568), Mr. Sennesael (FY 2016: $1,880,500; FY 2017: $1,724,613), Mr. Aldrich (FY 2015: $6,493,260; FY 2016: $5,842,500; FY 2017: $6,422,983), Mr. Bori (FY 2015: $471,285; FY 2016: $288,970; FY 2017: $1,665,160), and Mr. Gammel (FY 2015: $1,047,300; FY 2016: $1,285,350; FY 2017: $1,308,264). For a description of the assumptions used in calculating the fair value of equity awards in 2017 under ASC 718, see Note 9 of the Company’s financial statements included in the Company’s Annual Report on Form 10-K filed with the SEC on November 13, 2017.

(2)
Reflects amounts paid to the Named Executive Officers pursuant to the executive incentive plan adopted by the Compensation Committee for each year indicated. For fiscal year 2015, the portion of the respective executive incentive plan attributable to Company performance above the “target” performance metric was paid in the form of unrestricted common stock of the Company as follows: Mr. Griffin ($463,500), Mr. Aldrich ($1,162,500), Mr. Bori ($101,985), and Mr. Gammel ($203,500). The number of shares awarded in lieu of cash was based on the fair market value of the Company’s common stock on November 9, 2015, which is the date that the payments under the fiscal year 2015 executive incentive plan were approved by the Compensation Committee.

(3)
“All Other Compensation” includes the Company’s contributions to the executive’s 401(k) Plan account, the cost of group term life insurance premiums, relocation expenses, and dividend accruals on unvested shares of restricted stock (which became payable when the underlying shares vested). For fiscal year 2017, it specifically includes $223,290 and $58,809 in relocation expenses for Messrs. Sennesael and Gammel, respectively, and $19,250 in dividend accruals for Mr. Bori.

(4)
Mr. Bori was not a named executive officer prior to fiscal year 2017.

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  Grants of Plan-Based Awards Table

        The following table summarizes all grants of plan-based awards made to the Named Executive Officers in fiscal year 2017, including incentive awards payable under our Fiscal Year 2017 Executive Incentive Plan.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Stock Or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and

Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)(3)	Options (#)(4)	($/Sh) (5)	Option Awards ($)
Liam K. Griffin		680,000	1,360,000	2,720,000
	11/9/2016				23,178	46,355	92,710				4,136,679(6)
	11/9/2016							15,451			1,199,925(7)
	11/9/2016								52,845	77.66	1,230,158(8)
Kris Sennesael		191,250	382,500	765,000
	11/9/2016				5,601	11,202	22,404				999,656(6)
	11/9/2016							3,734			289,982(7)
	11/9/2016								12,770	77.66	297,268(8)
David J. Aldrich		640,000	1,280,000	2,560,000
	11/9/2016				20,860	41,720	83,440				3,723,056(6)
	11/9/2016							13,906			1,079,940(7)
	11/9/2016								47,560	77.66	1,107,130(8)
Carlos S. Bori		126,000	252,000	504,000
	11/9/2016				5,408	10,816	21,632				965,210(6)
	11/9/2016							3,605			279,964(7)
	11/9/2016								12,330	77.66	287,025(8)
Peter L. Gammel		136,500	273,000	546,000
	11/9/2016				4,249	8,498	16,996				758,354(6)
	11/9/2016							2,832			219,933(7)
	11/9/2016								9,688	77.66	225,523(8)

(1)
The amounts shown represent the potential value of awards earned under the Incentive Plan. The amounts actually paid to the Named Executive Officers under the Incentive Plan are shown above in the “Summary Compensation Table” under “Non-Equity Incentive Plan Compensation.” For a more complete description of the Incentive Plan, please see description above under “Components of Compensation—Short-Term Incentives.”

(2)
The amounts shown represent shares potentially issuable pursuant to PSAs granted on November 9, 2016, under the Company’s Amended and Restated 2015 Long-Term Incentive Plan (the “FY17 PSAs”). The FY17 PSAs have both “performance” and “continued employment” conditions that must be met in order for the executive to receive shares underlying the award.

  The “performance” condition guides the initial eligibility of the grantee to receive shares under the PSA and compares the non-GAAP free cash flow growth achieved (related to fifty percent (50%) of the shares underlying the award) and the total stockholder return, or TSR, percentile ranking achieved with respect to our peer group (related to the other fifty percent (50%) of the shares underlying the award) during the performance period against a range of pre-established targets. The peer group for purposes of the TSR percentile ranking metric includes each of the companies in the Comparator Group and excludes any such company that during fiscal year 2017 is acquired by or merged with (or enters into an agreement to be acquired by or merged with) another entity. The Compensation Committee determines the “threshold” or minimum level of performance that would be acceptable to the Company to justify a payout. The “maximum” level represents a best-case performance scenario. The middle of the range is referred to by the Company as the “target” level and represents the expected performance of the Company. The number of shares issuable under the FY17 PSAs corresponds to the level of achievement of the performance goals. The “target” number of shares is determined

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  with reference to the competitive level of long-term equity compensation determined by the Compensation Committee in the manner described above. Performance at the “threshold” level results in an issuance of a number of shares equal to one-half (1/2) the “target” number of shares, and performance at the “maximum” level results in the issuance of a number of shares equal to two (2) times the “target” number of shares. Performance in between either the “threshold” and “target” levels or the “target” and “maximum” levels results in an issuance of a number of shares between the number of shares issuable under the FY17 PSAs at, respectively, the “threshold” and “target” levels or the “target” and “maximum” levels. The non-GAAP free cash flow growth performance goal is based on the Company’s non-GAAP free cash flow, which it calculates by deducting capital expenditures from, and making certain other adjustments to, GAAP cash from operations.

  The “continued employment” condition of the FY17 PSAs provides that, to the extent that the non-GAAP free cash flow growth and TSR percentile ranking performance metrics are met for the fiscal year, then twenty-five percent (25%) of the total shares for which the performance metric was met would be issuable to the executive on the first anniversary of the grant date, twenty-five percent (25%) of such shares would be issuable to the executive on the second anniversary of the grant date, and the remaining fifty percent (50%) of such shares would be issuable to the executive on the third anniversary of the grant date, provided that the executive remains employed by the Company through each such vesting date. In the event of termination by reason of death or permanent disability, the holder of an FY17 PSA (or his estate) would receive any shares that would have been issuable thereunder during the remaining term of the award (i.e., earned but unissued shares).

(3)
Represents shares underlying RSU awards granted under the Company’s 2015 Long-Term Incentive Plan. The RSU award vests over four years at a rate of twenty-five percent (25%) per year commencing one year after the date of grant and on each subsequent anniversary of the grant date for the following three years, provided the executive remains employed by the Company through each such vesting date.

(4)
The options vest over four years at a rate of twenty-five percent (25%) per year commencing one year after the date of grant and on each subsequent anniversary of the grant date for the following three years, provided the executive remains employed by the Company through each such vesting date. Options may not be exercised more than three months after the executive ceases to be employed by the Company, except in the event of certain qualifying terminations of employment, including by reason of death or permanent disability, in which event the option may be exercised for specific periods following the termination of employment (but in no case shall the period of exercisability be extended beyond the expiration of the option’s maximum term).

(5)
Stock options awarded to executive officers have an exercise price equal to the closing price of the Company’s common stock on the grant date.

(6)
Reflects the grant date fair value of the FY17 PSAs, computed in accordance with the provisions of ASC 718, using (a) a Monte Carlo simulation (which weights the probability of multiple potential outcomes) to value the portion of the award related to TSR percentile ranking, and (b) a price of $77.66 per share, which was the closing sale price of the Company’s common stock on the Nasdaq Global Select Market on November 9, 2016, to value the portion of the award related to non-GAAP free cash flow growth, assuming performance at the “target” level. For a description of the assumptions used in calculating the fair value of equity awards granted in fiscal year 2017 under ASC 718, see Note 9 of the Company’s financial statements included in the Company’s Annual Report on Form 10-K filed with the SEC on November 13, 2017.

(7)
Reflects the grant date fair value of the RSUs granted on November 9, 2016, computed in accordance with the provisions of ASC 718 using a price of $77.66 per share, which was the closing price of the Company’s common stock on the Nasdaq Global Select Market on November 9, 2016.

(8)
Reflects the grant date fair value of the stock options granted on November 9, 2016, computed in accordance with the provisions of ASC 718 using the Black-Scholes model of option valuation. The actual value, if any, the executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. For a description of the assumptions used in calculating the fair value of equity awards granted in fiscal year 2017 under ASC 718, see Note 9 of the Company’s financial statements included in the Company’s Annual Report on Form 10-K filed with the SEC on November 13, 2017.

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  Outstanding Equity Awards at Fiscal Year End Table

        The following table summarizes the unvested stock awards and all stock options held by the Named Executive Officers as of the end of fiscal year 2017.

	Option Awards				Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(1)
Liam K. Griffin	0	16,250(2)	25.25	11/7/2020	23,600(7)	2,404,840
	0	21,000(3)	60.97	11/10/2021	6,642(8)	676,820
	10,750	32,250(4)	84.89	11/9/2022	92,710(9)	9,447,149
	0	54,750(5)	64.59	5/11/2023	8,750(10)	891,625
	0	52,845(6)	77.66	11/9/2023	19,500(11)	1,987,050
					15,451(12)	1,574,457
Kris Sennesael	10,000	30,000(13)	75.22	8/29/2023	22,404(9)	2,282,968
	0	12,770(6)	77.66	11/9/2023	18,750(14)	1,910,625
					3,734(12)	380,495
David J. Aldrich	7,784	0	20.02	11/8/2019	62,000(7)	6,317,800
	85,715	35,000(2)	25.25	11/7/2020	13,837(8)	1,409,990
	55,000	55,000(3)	60.97	11/10/2021	83,440(9)	8,502,536
	22,500	67,500(4)	84.89	11/9/2022	13,906(12)	1,417,021
	0	47,560(6)	77.66	11/9/2023
Carlos S. Bori	0	2,000(2)	25.25	11/7/2020	4,500(7)	458,550
	350	3,000(3)	60.97	11/10/2021	684(8)	69,700
	1,298	3,893(4)	84.89	11/9/2022	21,632(9)	2,204,301
	0	12,330(6)	77.66	11/9/2023	3,605(12)	367,350
Peter L. Gammel	500	0	24.32	6/10/2018	10,000(7)	1,019,000
	2,500	0	19.08	11/10/2018	3,043(8)	310,082
	4,800	0	20.02	11/8/2019	16,996(9)	1,731,892
	12,500	6,250(2)	25.25	11/7/2020	2,832(12)	288,581
	9,000	9,000(3)	60.97	11/10/2021
	5,000	15,000(4)	84.89	11/9/2022
	0	9,688(6)	77.66	11/9/2023

(1)
Reflects a price of $101.90 per share, which was the closing sale price of the Company’s common stock on the Nasdaq Global Select Market on September 29, 2017.

(2)
These options were granted on November 7, 2013, and vested at a rate of twenty-five percent (25%) per year on each anniversary of the grant date until they became fully vested on November 7, 2017.

(3)
These options were granted on November 10, 2014, and vest at a rate of twenty-five percent (25%) per year on each anniversary of the grant date through November 10, 2018.

(4)
These options were granted on November 9, 2015, and vest at a rate of twenty-five percent (25%) per year on each anniversary of the grant date through November 9, 2019.

(5)
These options were granted on May 11, 2016, and vest at a rate of twenty-five percent (25%) per year on each anniversary of the grant date through May 11, 2020.

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(6)
These options were granted on November 9, 2016, and vest at a rate of twenty-five percent (25%) per year on each anniversary of the grant date through November 9, 2020.

(7)
Represents shares issuable under the PSAs granted on November 10, 2014, under the Company’s Amended and Restated 2005 Long-Term Incentive Plan (the “FY15 PSAs”). Twenty-five percent (25%) of the shares earned under the FY15 PSAs were issued on each of November 10, 2015, and November 10, 2016, and the remaining fifty percent (50%) of the shares earned were issued on November 10, 2017.

(8)
Represents shares issuable under the PSAs granted on November 9, 2015, under the Company’s Amended and Restated 2015 Long-Term Incentive Plan (the “FY16 PSAs”). Twenty-five percent (25%) of the shares earned under the FY16 PSAs were issued on each of November 9, 2016, and November 9, 2017, and the remaining fifty percent (50%) of the shares earned will be issued on November 9, 2018, provided the executive meets the continued employment condition.

(9)
Represents shares issuable under the FY17 PSAs (awarded on November 9, 2016, as described in footnote 2 of the “Grants of Plan-Based Awards Table” above). With respect to the FY17 PSAs, the Company achieved the “maximum” level of performance and, accordingly, on November 9, 2017, the Company issued twenty-five percent (25%) of the number of shares earned by each executive under his FY17 PSA. Twenty-five percent (25%) of the shares earned under the FY17 PSAs will be issued on November 9, 2018, and the remaining fifty percent (50%) of the shares earned will be issued on November 9, 2019, provided, in each case, that the executive meets the continued employment condition.

(10)
Represents shares issuable under an RSU award granted on May 6, 2014, under the Company’s Amended and Restated 2005 Long-Term Incentive Plan. The RSU award vests at a rate of twenty-five percent (25%) per year on each anniversary of the grant date through May 6, 2018.

(11)
Represents shares issuable under an RSU award granted on May 11, 2016, under the Company’s 2015 Long-Term Incentive Plan. The RSU award vests at a rate of twenty-five percent (25%) per year on each anniversary of the grant date through May 11, 2020.

(12)
Represents shares issuable under an RSU award granted on November 9, 2016, under the Company’s 2015 Long-Term Incentive Plan. The RSU award vests at a rate of twenty-five percent (25%) per year on each anniversary of the grant date through November 9, 2020.

(13)
These options were granted on August 29, 2016, and vest at a rate of twenty-five percent (25%) per year on each anniversary of the grant date through August 29, 2020.

(14)
Represents shares issuable under an RSU award granted on August 29, 2016, under the Company’s 2015 Long-Term Incentive Plan. The RSU award vests at a rate of twenty-five percent (25%) per year on each anniversary of the grant date through August 29, 2020.

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  Option Exercises and Stock Vested Table

        The following table summarizes the Named Executive Officers’ option exercises and stock award vesting during fiscal year 2017.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Liam K. Griffin	114,250	6,011,579	73,264	6,017,127
Kris Sennesael	—	—	6,250	634,500
David J. Aldrich	55,000	4,186,869	125,612	9,662,978
Carlos S. Bori	6,650	411,315	15,478	1,319,324
Peter L. Gammel	—	—	23,014	1,771,377

(1)
The value realized on exercise is based on the amount by which the market price of a share of the Company’s common stock on the dates of exercise exceeded the applicable exercise price per share of the exercised option.

(2)
The value realized upon vesting is determined by multiplying (a) the number of shares underlying the stock awards that vested, by (b) the closing price of the Company’s common stock on the Nasdaq Global Select Market on the applicable vesting date.

  Nonqualified Deferred Compensation Table

        As described above under “Components of Compensation—Other Compensation and Benefits,” Mr. Aldrich is the only Named Executive Officer who participated in the Executive Compensation Plan while it was active, and he elected to be paid his aggregate account balance under the plan in a single lump sum upon his future retirement or other separation from service. Mr. Aldrich’s contributions are credited with earnings/losses based upon the performance of the investments he selects.

        The following table summarizes Mr. Aldrich’s aggregate earnings and aggregate account balance under the Executive Compensation Plan in fiscal year 2017. In fiscal year 2017, there were no withdrawals by or distributions to Mr. Aldrich.

Name	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year-End ($)(1)
David J. Aldrich	230,206	1,481,082

(1)
Balance as of September 29, 2017. This amount consists of Mr. Aldrich’s individual contributions and the return/(loss) generated from the investment of those contributions. The full amount of Mr. Aldrich’s individual contributions was previously reported as compensation to Mr. Aldrich in the Summary Compensation Tables of the fiscal years in which such contributions were made.

  Potential Payments Upon Termination or Change in Control

  Mr. Aldrich

        On May 11, 2016, in connection with the transition of Mr. Aldrich from Chief Executive Officer to Executive Chairman of the Company, the Company entered into a second amended and restated Change of Control / Severance Agreement with Mr. Aldrich (the “Aldrich Agreement”). The Aldrich Agreement sets out severance benefits that become payable if, while employed by the Company, other than following a change of control, Mr. Aldrich either (i) is terminated without cause, or (ii) terminates his employment for good reason. The severance benefits provided to Mr. Aldrich under either of these circumstances would consist of: (i) a lump-sum payment equal to two (2) times the sum of (A) his then-current annual base salary immediately prior to such termination and (B) the Bonus Amount (as defined below), and (ii) full acceleration of the vesting of all of Mr. Aldrich’s outstanding stock options, which stock

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options would become exercisable for a period of two (2) years after the termination date (but not beyond the expiration of their respective maximum terms), full acceleration of the vesting of all outstanding restricted stock awards, and the right to receive the number of performance shares under outstanding PSAs that he would have earned had he remained employed through the end of the applicable performance period. The Bonus Amount is an amount equal to the greater of (x) the average of the short-term cash incentive awards received for the three (3) years prior to the year in which the termination occurs, and (y) the target annual short-term cash incentive award for the year in which the termination occurs.

        The Aldrich Agreement also sets out severance benefits that become payable if (i) within two (2) years after a change of control, Mr. Aldrich’s employment is either (A) terminated by the Company without cause, or (B) terminated by him for good reason, or (ii) the term of the Aldrich Agreement expires within ninety (90) days following a change of control. The severance benefits provided to Mr. Aldrich in such circumstances would consist of: (i) a lump-sum payment equal to two and one-half (2 1/2) times the sum of (A) his annual base salary immediately prior to the change of control, and (B) the CIC Bonus Amount (as defined below); (ii) Mr. Aldrich’s then-outstanding stock options would become exercisable for a period of thirty (30) months after the termination date (but not beyond the expiration of their respective maximum terms); and (iii) provided he is eligible for and timely elects to continue receiving group medical coverage, certain COBRA continuation for him and his eligible dependents (“COBRA continuation”) for a period of eighteen (18) months after the termination. Additionally, except as may otherwise be provided in an award agreement documenting an award made under the Company’s 2015 Long-Term Incentive Plan with respect to a change in control (as that term is defined in the 2015 Long-Term Incentive Plan), in the event of a change of control, the Aldrich Agreement provides for full acceleration of the vesting of all of Mr. Aldrich’s then-outstanding stock options and restricted stock awards and partial acceleration of any outstanding PSAs. The CIC Bonus Amount is an amount equal to the greater of (x) the average of the annual short-term cash incentive awards received for the three (3) years prior to the year in which the change of control occurs and (y) the target annual short-term cash incentive award for the year in which the change of control occurs.

        The Aldrich Agreement also sets out the benefits that become payable upon the earlier of the expiration of the term of the Aldrich Agreement (including an early expiration of the term by mutual agreement of the Company and Mr. Aldrich) or Mr. Aldrich’s death or disability. The benefits provided to Mr. Aldrich under these circumstances would consist of: (i) a lump-sum payment equal to one (1) times the sum of (A) his then-current annual base salary and (B) the Bonus Amount; (ii) full acceleration of the vesting of all of Mr. Aldrich’s outstanding stock options, which stock options would become exercisable for a period of two (2) years after the termination date (but not beyond the expiration of their respective maximum terms), full acceleration of the vesting of all outstanding restricted stock awards, and the right to receive the number of performance shares under outstanding PSAs that he would have earned had he remained employed through the end of the applicable performance period (provided that such acceleration shall only apply to a prorated portion of any awards granted to Mr. Aldrich in the final fiscal year of the term of the Aldrich Agreement, based on the number of days he performed services for the Company in such fiscal year); (iii) COBRA continuation for a period of eighteen (18) months after the termination; and (iv) a lump-sum payment of his annual short-term incentive award for the fiscal year in which termination occurs, based on the achievement of any and all applicable performance milestones determined by the Board of Directors in accordance with the terms of the applicable executive bonus plan and prorated based on the number of days he performed services for the Company in such fiscal year.

        The Aldrich Agreement sets Mr. Aldrich’s annual base salary at $800,000. Mr. Aldrich will be eligible to participate in any fiscal year executive incentive plan adopted by the Company during the term of the agreement. His annual cash bonus opportunity (i) under the Fiscal Year 2016 Incentive Plan remained in effect for fiscal year 2016, and (ii) under any executive bonus plan adopted by the Company for any other fiscal year during the term of the Aldrich Agreement shall be the same as the annual cash bonus opportunity for the Company’s then-Chief Executive Officer. The Aldrich Agreement also provides that Mr. Aldrich will be eligible to receive an annual award of stock options and PSAs in each fiscal year during the term of the Aldrich Agreement at the same time as annual equity awards are made to the Company’s executives, in each case, in such amount as is equal to 90% of any such award made by the Company to the Company’s then-Chief Executive Officer.

Page 46	- Proxy Statement -

        The Aldrich Agreement has an initial term that lasts until the date on which the Company’s 2018 annual meeting of stockholders occurs and that automatically extends until the date on which the Company’s 2019 annual meeting of stockholders occurs, unless either the Company or Mr. Aldrich timely provides a notice of non-renewal to the other. The Aldrich Agreement is intended to be compliant with Section 409A of the IRC. Additionally, the Aldrich Agreement requires Mr. Aldrich to sign a release of claims in favor of the Company before he is eligible to receive any benefits under the agreement, and contains non-compete and non-solicitation provisions applicable to him while he is employed by the Company and for a period of twenty-four (24) months following the termination of his employment.

        Additionally, award agreements for any equity awards granted to Mr. Aldrich under the Company’s 2015 Long-Term Incentive Plan, which became effective on May 18, 2015, provide that, notwithstanding the provision in the Aldrich Agreement providing that his equity awards would vest automatically upon a change of control of the Company, such new equity awards shall instead be governed by the terms of the 2015 Long-Term Incentive Plan, which does not provide for automatic accelerated vesting of outstanding equity awards solely upon a change of control.

        On February 8, 2018, Mr. Aldrich informed the Company that he would not extend his term as Executive Chairman beyond the initial two-year period provided for in the Aldrich Agreement. Accordingly, on May 9, 2018, the date of the Annual Meeting, Mr. Aldrich’s tenure as Skyworks’ Executive Chairman will end, with the terms of the Aldrich Agreement governing the cessation of his employment. Mr. Aldrich continues to serve as the Chairman of the Board and, as noted above, is standing for reelection as a director at the Annual Meeting.

        The terms “change of control,” “cause,” and “good reason” are each defined in the Aldrich Agreement. Change of control means, in summary: (i) the acquisition by a person or a group of 40% or more of the outstanding stock of the Company; (ii) a change, without approval by the Board of Directors, of a majority of the Board of Directors of the Company; (iii) the acquisition of the Company by means of a reorganization, merger, consolidation, or asset sale; or (iv) stockholder approval of a liquidation or dissolution of the Company. Cause means, in summary: (i) deliberate dishonesty that is significantly detrimental to the best interests of the Company; (ii) conduct constituting an act of moral turpitude; (iii) willful disloyalty or insubordination; or (iv) incompetent performance or substantial or continuing inattention to or neglect of duties. Good reason means, in summary: (i) a material diminution in his base salary, authority, duties, or responsibilities; (ii) a requirement that Mr. Aldrich report to a corporate officer or employee instead of reporting directly to the Board of Directors; (iii) a material change in his office location; or (iv) any action or inaction constituting a material breach by the Company of the terms of the agreement.

  Mr. Griffin

        On May 11, 2016, in connection with the appointment of Mr. Griffin as Chief Executive Officer, the Company entered into an amended and restated Change in Control / Severance Agreement with Mr. Griffin (the “Griffin Agreement”). The Griffin Agreement sets out severance benefits that become payable if, while employed by the Company, other than following a change in control, Mr. Griffin either (i) is terminated without cause, or (ii) terminates his employment for good reason. The severance benefits provided to Mr. Griffin under either of these circumstances would consist of: (i) a lump-sum payment equal to two (2) times the sum of (A) his then-current annual base salary immediately prior to such termination and (B) the Bonus Amount; (ii) full acceleration of the vesting of all of Mr. Griffin’s outstanding stock options, which stock options would become exercisable for a period of two (2) years after the termination date (but not beyond the expiration of their respective maximum terms), full acceleration of the vesting of all outstanding restricted stock awards, and the right to receive the number of performance shares under outstanding PSAs that are earned but unissued and that he would have earned had he remained employed through the end of the applicable performance period; and (iii) COBRA continuation for up to fifteen (15) months after the termination date.

        The Griffin Agreement also sets out severance benefits that become payable if, within the period of time commencing three (3) months prior to and ending two (2) years following a change in control, Mr. Griffin’s employment is either (i) terminated by the Company without cause, or (ii) terminated by him for good reason (a “Qualifying Termination”). The severance benefits provided to Mr. Griffin in such circumstances would consist of the following: (i) a lump-sum payment equal to two and one-half (2 1/2) times the sum of (A) his annual base salary immediately prior to the change in control, and (B) the CIC Bonus Amount; (ii) all of Mr. Griffin’s then-outstanding

- Proxy Statement -	Page 47

stock options would become exercisable for a period of thirty (30) months after the termination date (but not beyond the expiration of their respective maximum terms); and (iii) COBRA continuation for up to eighteen (18) months after the termination date.

        The Griffin Agreement also provides that in the event of a Qualifying Termination, Mr. Griffin is entitled to full acceleration of the vesting of all of his outstanding equity awards (including stock options, restricted stock awards, RSU awards, and all earned but unissued performance-based equity awards) granted after January 22, 2015. At the time of a change in control, all such outstanding equity awards would continue to be subject to the same time-based vesting schedule to which the awards were subject prior to the change in control (including performance-based equity awards that are deemed earned at the time of the change in control as described below). For performance-based equity awards where the change in control occurs prior to the end of the performance period, such awards would be deemed earned as to the greater of (i) the target level of shares for such awards, or (ii) the number of shares that would have been earned pursuant to the terms of such awards based upon performance up through and including the day prior to the date of the change in control. In the event that the successor or surviving company does not agree to assume, or to substitute for, such outstanding equity awards on substantially similar terms with substantially equivalent economic benefits as exist for such award immediately prior to the change in control, then such awards would accelerate in full as of the change in control.

        The Griffin Agreement also provides that all outstanding equity awards held by Mr. Griffin on January 22, 2015, that were granted under the Company’s Amended and Restated 2005 Long-Term Incentive Plan will continue, following January 22, 2015, to be governed by the terms of the 2005 Long-Term Incentive Plan and the applicable award agreements thereunder, which terms include automatic accelerated vesting upon a change in control event; provided, however, that for purposes of these awards, a “change in control event” will be deemed to have occurred in the event of a change in control as defined in the Griffin Agreement.

        In the event of Mr. Griffin’s death or permanent disability (within the meaning of Section 22(e)(3) of the IRC), the Griffin Agreement provides for full acceleration of the vesting of all then-outstanding equity awards subject to time-based vesting (including stock options, restricted stock awards, RSU awards, and all performance-based equity awards where the performance period has ended and the shares are earned but unissued). The Griffin Agreement also provides that if Mr. Griffin’s death or permanent disability occurs prior to the end of the performance period of a performance-based equity award, each such award would be deemed earned as to the greater of (i) the target level of shares for such award, or (ii) the number of shares that would have been earned pursuant to the terms of such award had he remained employed through the end of the performance period, and such earned shares would become vested and issuable to him after the performance period ends. In addition, all outstanding stock options would be exercisable for a period of twelve (12) months following the termination of employment (but not beyond the expiration of their respective maximum terms).

        The Griffin Agreement is intended to be exempt from or compliant with Section 409A of the IRC and has an initial two (2) year term from May 11, 2016, and thereafter renews automatically on an annual basis for up to five (5) additional years unless either the Company or Mr. Griffin timely provides a notice of non-renewal to the other prior to the end of the then-current term. The payments due to Mr. Griffin under the Griffin Agreement are subject to potential reduction in the event that such payments would otherwise become subject to excise tax incurred under Section 4999 of the IRC, if such reduction would result in his retaining a larger amount, on an after-tax basis, than if he had received all of the payments due.

        Additionally, the Griffin Agreement requires that Mr. Griffin sign a release of claims in favor of the Company before he is eligible to receive any benefits under the Griffin Agreement and contains a non-solicitation provision applicable to Mr. Griffin while he is employed by the Company and for twelve (12) months following the termination of his employment.

        The terms “change in control,” “cause,” and “good reason” are each defined in the Griffin Agreement. Change in control means, in summary: (i) the acquisition by a person or a group of 40% or more of the outstanding stock of the Company; (ii) a change, without approval by the Board of Directors, of a majority of the Board of Directors of the Company; (iii) the acquisition of the Company by means of a reorganization, merger, consolidation, or asset sale; or (iv) stockholder approval of a liquidation or dissolution of the Company. Cause means, in summary: (i) deliberate

Page 48	- Proxy Statement -

dishonesty that is significantly detrimental to the best interests of the Company; (ii) conduct constituting an act of moral turpitude; (iii) willful disloyalty or insubordination; or (iv) incompetent performance or substantial or continuing inattention to or neglect of duties. Good reason means, in summary: (i) a material diminution in his base compensation, authority, duties, responsibilities, or budget over which he retains authority; (ii) a requirement that Mr. Griffin report to a corporate officer or employee instead of reporting directly to the Board of Directors; (iii) a material change in his office location; or (iv) any action or inaction constituting a material breach by the Company of the terms of the agreement.

  Messrs. Sennesael, Bori, and Gammel

        The Company entered into Change in Control / Severance Agreements with each of Messrs. Gammel, Sennesael, and Bori on December 16, 2014, August 29, 2016, and November 9, 2016, respectively. Each such Change in Control / Severance Agreement is referred to herein as a “CIC Agreement.”

        Each CIC Agreement sets out severance benefits that become payable if, within the period of time commencing three (3) months prior to and ending twelve (12) months following a change in control, the executive officer’s employment is either (i) terminated by the Company without cause, or (ii) terminated by the executive for good reason (for each such executive, a “Qualifying Termination”). The severance benefits provided to the executive in such circumstances would consist of the following: (i) a lump sum payment equal to one and one-half (1 1/2) times (two (2) times, in the case of Mr. Gammel) the sum of (A) his annual base salary immediately prior to the change in control, and (B) the CIC Bonus Amount; (ii) all of the executive’s then-outstanding stock options would remain exercisable for a period of eighteen (18) months after the termination date (but not beyond the expiration of their respective maximum terms); and (iii) COBRA continuation for up to eighteen (18) months after the termination date.

        Each CIC Agreement also provides that in the event of a Qualifying Termination, the executive is entitled to full acceleration of the vesting of all of his outstanding equity awards (including stock options, restricted stock awards, RSU awards, and all earned but unissued performance-based equity awards) granted after January 22, 2015. At the time of a change in control, all such outstanding equity awards would continue to be subject to the same time-based vesting schedule to which the awards were subject prior to the change in control (including performance-based equity awards that are deemed earned at the time of the change in control as described below). For performance-based equity awards where the change in control occurs prior to the end of the performance period, such awards would be deemed earned as to the greater of (i) the target level of shares for such awards, or (ii) the number of shares that would have been earned pursuant to the terms of such awards based upon performance up through and including the day prior to the date of the change in control. In the event that the successor or surviving company does not agree to assume, or to substitute for, such outstanding equity awards on substantially similar terms with substantially equivalent economic benefits as exist for such award immediately prior to the change in control, then such awards would accelerate in full as of the change in control.

        The CIC Agreement for each of Messrs. Gammel and Bori also provides that all outstanding equity awards held by the executive on the effective date of the agreement (January 22, 2015, in the case of Mr. Gammel, and November 10, 2016, in the case of Mr. Bori) that were granted under the Company’s Amended and Restated 2005 Long-Term Incentive Plan will continue, following the agreement effective date, to be governed by the terms of the 2005 Long-Term Incentive Plan and the applicable award agreements thereunder, which terms include automatic accelerated vesting upon a change in control event; provided, however, that for purposes of these awards, a “change in control event” will be deemed to have occurred in the event of a change in control as defined in the CIC Agreement. On May 18, 2015, the Company’s stockholders approved the 2015 Long-Term Incentive Plan, which does not provide for automatic accelerated vesting of outstanding equity awards upon a change in control. Since May 18, 2015, no awards have been made, and in the future no awards will be made, to the Named Executive Officers or other employees under the 2005 Long-Term Incentive Plan.

        Each CIC Agreement also sets out severance benefits outside a change in control that become payable if the executive’s employment is terminated by the Company without cause. The severance benefits provided to the executive under such circumstance would consist of the following: (i) in the case of Mr. Gammel, a lump sum payment equal to the sum of (x) his annual base salary, and (y) any short-term cash incentive award then due, and in the case of

- Proxy Statement -	Page 49

Messrs. Sennesael and Bori, biweekly compensation continuation payments for a period of twelve (12) months, with each such compensation continuation payment being equal to the aggregate payment amount divided by twenty-six (26), where the aggregate payment is equal to the sum of (x) his annual base salary, and (y) any short-term cash incentive award then due; (ii) all then-vested outstanding stock options would remain exercisable for a period of twelve (12) months after the termination date (but not beyond the expiration of their respective maximum terms); and (iii) COBRA continuation coverage for up to twelve (12) months after the termination date.

        In the event of the executive’s death or permanent disability (within the meaning of Section 22(e)(3) of the IRC), each CIC Agreement provides for full acceleration of the vesting of all then-outstanding equity awards subject to time-based vesting (including stock options, restricted stock awards, RSU awards, and all performance-based equity awards where the performance period has ended and the shares are earned but unissued). Each CIC Agreement also provides that for a performance-based equity award where the executive’s death or permanent disability occurs prior to the end of the performance period, such award would be deemed earned as to the greater of (i) the target level of shares for such award, or (ii) the number of shares that would have been earned pursuant to the terms of such award had the executive remained employed through the end of the performance period, and such earned shares would become vested and issuable to the executive after the performance period ends. In addition, all outstanding stock options would remain exercisable for a period of twelve (12) months following the termination of employment (but not beyond the expiration of their respective maximum terms).

        Each CIC Agreement is intended to be exempt from or compliant with Section 409A of the IRC and has an initial two (2) year term, and thereafter renews automatically on an annual basis for up to five (5) additional years unless either the Company or the executive timely provides a notice of non-renewal to the other prior to the end of the then-current term. The payments due to each executive under his CIC Agreement are subject to potential reduction in the event that such payments would otherwise become subject to excise tax incurred under Section 4999 of the IRC, if such reduction would result in the executive retaining a larger amount, on an after-tax basis, than if he had received all of the payments due.

        Additionally, each CIC Agreement requires that the executive sign a release of claims in favor of the Company before he is eligible to receive any benefits under the agreement. The CIC Agreement for Mr. Gammel contains non-compete and non-solicitation provisions applicable to the executive while he is employed by the Company and for a period of twenty-four (24) months following the termination of his employment. The CIC Agreement for each of Messrs. Sennesael and Bori contains non-solicitation provisions applicable to the executive while he is employed by the Company and for a period of twelve (12) months following the termination of his employment.

        The terms “change in control,” “cause,” and “good reason” are each defined in the CIC Agreements. Change in control means, in summary: (i) the acquisition by a person or a group of 40% or more of the outstanding stock of the Company; (ii) a change, without approval by the Board of Directors, of a majority of the Board of Directors of the Company; (iii) the acquisition of the Company by means of a reorganization, merger, consolidation, or asset sale; or (iv) stockholder approval of a liquidation or dissolution of the Company. Cause means, in summary: (i) deliberate dishonesty that is significantly detrimental to the best interests of the Company; (ii) conduct constituting an act of moral turpitude; (iii) willful disloyalty or insubordination; or (iv) incompetent performance or substantial or continuing inattention to or neglect of duties. Good reason means, in summary: (i) a material diminution in the executive’s base compensation, authority, duties, or responsibilities; (ii) a material diminution in the authority, duties, or responsibilities of the executive’s supervisor; (iii) a material change in the executive’s office location; or (iv) any action or inaction constituting a material breach by the Company of the terms of the agreement.

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        The following table summarizes the payments and benefits that would be made to the Named Executive Officers as of September 29, 2017, in the following circumstances as of such date:

  •
  termination without cause outside of a change in control;

  •
  termination without cause or for good reason in connection with a change in control;

  •
  in the event of a termination of employment because of death or disability; and

  •
  upon a change in control not involving a termination of employment.

        The accelerated equity values in the table reflect a price of $101.90 per share, which was the closing sale price of the Company’s common stock on the Nasdaq Global Select Market on September 29, 2017. The table does not reflect any equity awards made after September 29, 2017.

Name	Benefit	Termination w/o Cause Outside Change in Control ($)(1)	Termination w/o Cause or for Good Reason, After Change in Control ($)	Death/ Disability ($)	Change in Control w/o Termination ($)(2)
Liam K. Griffin(3)	Salary and Short-Term Incentive	4,420,000(4)	5,525,000(5)	—	—
	Accelerated Options	5,977,350	5,977,350	5,977,350	2,105,093
	Accelerated RSUs	4,453,132	4,453,132	4,453,132	891,625
	Accelerated PSAs	12,528,809	12,528,809	12,528,809	2,404,840
	Medical	20,598	24,718	—	—

	TOTAL	27,399,889	28,509,009	22,959,291	5,401,558

Kris Sennesael(3)	Salary and Short-Term Incentive	425,000(6)	1,211,250(7)	—	—
	Accelerated Options	—	1,109,945	1,109,945	—
	Accelerated RSUs	—	2,291,120	2,291,120	—
	Accelerated PSAs	—	2,282,968	2,282,968	—
	Medical	17,970	26,955	—	—

	TOTAL	442,970	6,922,238	5,684,033	—

David J. Aldrich(3)	Salary and Short-Term Incentive	4,630,000(8)	5,787,500(9)	2,315,000	—
	Accelerated Options	7,234,929	7,234,929	7,234,929	4,933,900
	Accelerated RSUs	1,417,021	1,417,021	1,417,021	—
	Accelerated PSAs	16,230,326	16,230,326	16,230,326	6,317,800
	Medical	—	26,955	26,955	—

	TOTAL	29,512,276	30,696,731	27,224,231	11,251,700

Carlos S. Bori(3)	Salary and Short-Term Incentive	360,000(6)	918,000(7)	—	—
	Accelerated Options	—	641,189	641,189	276,090
	Accelerated RSUs	—	367,350	367,350	—
	Accelerated PSAs	—	2,732,550	2,732,550	458,550
	Medical	17,970	26,955	—	—

	TOTAL	377,970	4,686,044	3,741,089	734,640

Peter L. Gammel(3)	Salary and Short-Term Incentive	390,000(6)	1,326,000(10)	—	—
	Accelerated Options	—	1,337,420	1,337,420	847,433
	Accelerated RSUs	—	288,581	288,581	—
	Accelerated PSAs	—	3,060,974	3,060,974	1,019,000
	Medical	17,970	26,955	—	—

	TOTAL	407,970	6,039,930	4,686,975	1,866,433

(1)
For Mr. Griffin and Mr. Aldrich, includes amounts payable pursuant to a termination for good reason outside of a change in control.

(2)
Represents the value of unvested equity awards granted to Named Executive Officers under the 2005 Long-Term Incentive Plan, which accelerate automatically upon a change in control of the Company. Equity awards granted to Named Executive Officers under the 2015 Long-Term Incentive Plan are not subject to

- Proxy Statement -	Page 51

  accelerated vesting solely upon a change in control of the Company (unless the successor or surviving company does not agree to assume, or to substitute for, outstanding equity awards on substantially similar terms with substantially equivalent economic benefits as exist for such award immediately prior to the change in control, in which case the awards would accelerate in full as of the change in control).

(3)
Excludes the value of accrued vacation/paid time off required by law to be paid upon termination. For Mr. Aldrich, excludes any distributions under the Executive Compensation Plan (see the discussion above regarding this inactive plan in the “Nonqualified Deferred Compensation Table”).

(4)
Represents an amount equal to two (2) times the sum of (A) Mr. Griffin’s annual base salary as of September 29, 2017, and (B) an Incentive Plan payment, which is equal to Mr. Griffin’s “target” short-term cash incentive award for fiscal year 2017, since such “target” payout level is greater than the three (3) year average of the actual incentive payments made to Mr. Griffin for fiscal years 2014, 2015, and 2016.

(5)
Represents an amount equal to two and one-half (2 1/2) times the sum of (A) Mr. Griffin’s annual base salary as of September 29, 2017, and (B) an Incentive Plan payment, which is equal to Mr. Griffin’s “target” short-term cash incentive award for fiscal year 2017, since such “target” payout level is greater than the three (3) year average of the actual incentive payments made to Mr. Griffin for fiscal years 2014, 2015, and 2016.

(6)
Represents an amount equal to the Named Executive Officer’s annual base salary as of September 29, 2017.

(7)
Represents an amount equal to one and one-half (1 1/2) times the sum of (A) the Named Executive Officer’s annual base salary as of September 29, 2017, and (B) an Incentive Plan payment, which is equal to the Named Executive Officer’s “target” short-term cash incentive award for fiscal year 2017, since such “target” payout level is greater than the three (3) year average of the actual incentive payments made to the Named Executive Officer for fiscal years 2014, 2015, and 2016.

(8)
Represents an amount equal to two (2) times the sum of (A) Mr. Aldrich’s annual base salary as of September 29, 2017, and (B) an Incentive Plan payment, which is equal to the three (3) year average of the actual incentive payments made to Mr. Aldrich for fiscal years 2014, 2015, and 2016, since such average is greater than the “target” payout level.

(9)
Represents an amount equal to two and one-half (2 1/2) times the sum of (A) Mr. Aldrich’s annual base salary as of September 29, 2017, and (B) an Incentive Plan payment equal to the three (3) year average of the actual incentive payments made to Mr. Aldrich for fiscal years 2014, 2015, and 2016, since such average is greater than the “target” payout level.

(10)
Represents an amount equal to two (2) times the sum of (A) Mr. Gammel’s annual base salary as of September 29, 2017, and (B) an Incentive Plan payment, which is equal to Mr. Gammel’s “target” short-term cash incentive award for fiscal year 2017, since such “target” payout level is greater than the three (3) year average of the actual incentive payments made to Mr. Gammel for fiscal years 2014, 2015, and 2016.

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Director Compensation

        The Board of Directors sets the compensation for the Company’s non-employee directors, after receiving the recommendations of the Compensation Committee. In formulating its recommendations, the Compensation Committee seeks and receives input from Aon/Radford related to the amounts, terms and conditions of director cash compensation and stock-based compensation awards, with the goal of establishing non-employee director compensation that is similar to, and competitive with, the compensation of non-employee directors at peer companies in the semiconductor industry.

  Cash Compensation

        Non-employee directors of the Company are paid, in quarterly installments, an annual retainer of $70,000. Additional annual retainers for Chairman and/or committee service (paid in quarterly installments) are as follows: the Chairman of the Board ($50,000); the Chairman of the Audit Committee ($24,000, which increased to $30,000 as of January 2018); the Chairman of the Compensation Committee ($20,000); the Chairman of the Nominating and Governance Committee ($10,000, which increased to $15,000 as of January 2018); non-chair member of Audit Committee ($12,000); non-chair member of Compensation Committee ($10,000); and non-chair member of Nominating and Corporate Governance Committee ($5,000). If the Chairman of the Board is an employee of the Company, the Chairman’s retainer will be paid to the Lead Independent Director, if one has been appointed. In addition, the Compensation Committee continues to retain discretion to recommend to the full Board of Directors that additional cash payments be made to a non-employee director for extraordinary service during a fiscal year.

  Equity Compensation

        Currently, following each annual meeting of stockholders, each non-employee director who is reelected will receive a restricted stock unit award having a value of approximately $200,000. Effective as of January 2018, any newly appointed non-employee director will receive an initial equity grant composed of a restricted stock unit award having an aggregate value of approximately $200,000. Prior to 2018, a newly appointed non-employee director’s initial equity grant was composed of stock options and restricted stock units. The number of shares subject to a non-employee director’s initial restricted stock unit award or annual award is determined by dividing the approximate value of the award, as disclosed above, by the average closing price per share of the Company’s common stock as reported on the Nasdaq Global Select Market (or if the common stock is not then traded on such market, such other market on which the common stock is traded) for each trading day during the 30 consecutive trading day period ending on, and including, the grant date. Unless otherwise determined by the Board of Directors, (a) any restricted stock units awarded as part of a non-employee director’s initial equity grant will vest in three (3) equal annual installments on the anniversary of the date of grant, and (b) any restricted stock units awarded as part of a non-employee director’s annual equity grant will vest on the first anniversary of the date of grant. In the event of a change in control of the Company, the outstanding options and restricted stock under the 2008 Director Long-Term Incentive Plan will become fully exercisable and deemed fully vested, respectively.

        No director who is also an employee receives separate compensation for services rendered as a director. David J. Aldrich and Liam K. Griffin are currently the only directors who are also employees of the Company.

- Proxy Statement -	Page 53

  Director Compensation Table

        The following table summarizes the compensation paid to the Company’s non-employee directors for fiscal year 2017.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)	All Other Compensation ($)(3)	Total ($)
David J. McLachlan, Lead Independent Director	137,000	204,180	—	—	341,180
Kevin L. Beebe	92,000	204,180	—	—	296,180
Timothy R. Furey	85,000	204,180	—	—	289,180
Balakrishnan S. Iyer	92,000	204,180	—	—	296,180
Christine King	90,000	204,180	—	2,596	296,776
David P. McGlade	85,000	204,180	—	—	289,180
Robert A. Schriesheim	94,000	204,180	—	—	298,180

(1)
The non-employee members of the Board of Directors who held such positions on September 29, 2017, held the following aggregate number of unexercised options and unvested restricted stock and RSU awards as of such date:

Name	Number of Securities Underlying Unexercised Options	Number of Unvested Shares of Restricted Stock	Number of Shares Subject to Unvested RSUs
David J. McLachlan, Lead Independent Director	—	579	1,992
Kevin L. Beebe	—	579	1,992
Timothy R. Furey	—	579	1,992
Balakrishnan S. Iyer	—	579	1,992
Christine King	2,401	579	1,992
David P. McGlade	—	579	1,992
Robert A. Schriesheim	—	579	1,992
(2)
Reflects the grant date fair value of 1,992 RSUs granted on May 10, 2017, to each non-employee director elected at the 2017 Annual Meeting of Stockholders, computed in accordance with the provisions of ASC 718 using a price of $102.50 per share, which was the closing sale price of the Company’s common stock on the Nasdaq Global Select Market on May 10, 2017.

(3)
Reflects dividend accruals on unvested shares of restricted stock granted prior to April 2014, when Skyworks declared its first quarterly dividend, because these dividends were not included in the grant date fair value of such restricted stock awards. Accrued dividends become payable when the underlying shares of restricted stock vest.

  Director Stock Ownership Requirements

        We have adopted Director Stock Ownership guidelines with the objective of more closely aligning the interests of our directors with those of our stockholders. The minimum number of shares of the Company’s common stock that the Director Stock Ownership guidelines require non-employee directors to hold while serving in their capacity as directors is the director base compensation (currently $70,000) multiplied by five (5), divided by the fair market value of the Company’s common stock (rounded to the nearest 100 shares). For purposes of the Director Stock Ownership guidelines, the fair market value of the Company’s common stock is the average closing price per share of the Company’s common stock as reported on the Nasdaq Global Select Market (or if the common stock is not then traded on such market, such other market on which the common stock is traded) for the twelve (12) month period ending with the determination date. All of our directors have met the stock ownership guidelines as of the date hereof.

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 Compensation Committee Report

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included herein with management, and based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement for the 2018 Annual Meeting of Stockholders.

THE COMPENSATION COMMITTEE
Kevin L. Beebe Timothy R. Furey Christine King, Chairman David P. McGlade

- Proxy Statement -	Page 55

Proposal 4:
Approval of the Company’s Amended and Restated
2008 Director Long-Term Incentive Plan, as Amended

        The Company’s 2008 Director Long-Term Incentive Plan, as amended and restated and as further amended, from time to time (the “2008 Director Plan”) is intended to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract and retain the services of experienced and knowledgeable non-employee directors, and to provide additional incentives for such directors to continue to work for the best interests of Skyworks and its stockholders through continuing ownership of its common stock. Competition for highly qualified individuals to serve as company directors is intense, and to successfully attract and retain the best candidates, the Company must continue to offer a competitive equity incentive program as an essential component of the directors’ compensation. Since 1994, Skyworks has granted equity awards to directors, upon their first election to the Board of Directors and annually upon reelection.

        The 2008 Director Plan was first adopted by Skyworks’ Board of Directors on November 6, 2007, and first approved by the stockholders on March 27, 2008. The 2008 Director Plan is the only plan under which Skyworks can make equity awards to its non-employee directors. Under the 2008 Director Plan, we are currently authorized to grant awards to our non-employee directors that would result in us issuing up to an aggregate of 1,470,000 shares of our common stock. As of March 1, 2018, there were 678,398 shares remaining available for future awards under the 2008 Director Plan. The Company anticipates that the shares currently available under the 2008 Director Plan will be sufficient to meet our needs for several more years. We are therefore not requesting any more shares under the 2008 Director Plan.

        In January 2018, the Board of Directors adopted an amendment to the 2008 Director Plan providing that, subject to stockholder approval of the amendment, awards may be granted under the 2008 Director Plan, as so amended (the “Amended 2008 Director Plan”) until the date that is ten years after the date on which the 2008 Director Plan was most recently approved by the Company’s stockholders. Prior to the amendment, the 2008 Director Plan provided that no awards could be granted after the completion of ten (10) years from the date the 2008 Director Plan was originally approved by stockholders. But for the amendment adopted by the Board of Directors in January 2018, the plan would expire on March 27, 2018.

        Since the stockholders last approved the 2008 Director Plan on May 11, 2011, the Board of Directors has amended the 2008 Director Plan to:

            (i)  expand the prohibition on the repricing of stock options;

           (ii)  change the form of equity awards automatically granted to each non-employee director when such director is first elected or appointed to serve on the Board of Directors from (x) a variable award comprised of a combination of a nonqualified stock option (which vested in four (4) equal annual installments on the anniversary of the grant date) and shares of restricted common stock (which vested in three (3) equal annual installments on the anniversary of the grant date), which together had an aggregate Black-Scholes value targeted between the 50th and 75th percentile of the non-employee director equity compensation component of the public “peer” group of publicly-traded semiconductor companies with which the Company competes for executive and director talent, to (y) an award of restricted stock units having a value of approximately $200,000, with the number of shares subject to the restricted stock unit award determined by dividing $200,000 by the average closing price per share of the Company’s common stock as reported on the Nasdaq Global Select Market (or if the common stock is not then traded on such market, such other market on which the common stock is traded) for each trading day during the 30 consecutive trading day period ending on, and including, the grant date, and with the award vesting in three (3) equal annual installments on the anniversary of the grant date, unless otherwise determined by the Board of Directors;

          (iii)  change the form of equity award automatically granted on the date of the Company’s annual meeting of stockholders to each non-employee director reelected at such meeting from (x) a fixed award of 6,000 shares of restricted common stock vesting in three (3) equal annual installments on the anniversary of the grant date, to

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  (y) an award of restricted stock units having a value of approximately $200,000, with the number of shares subject to the annual restricted stock unit award determined in the same manner as described above with respect to the initial restricted stock unit award, and with the award vesting on the first anniversary of the grant date, unless otherwise determined by the Board of Directors; and

          (iv)  provide that with respect to awards granted after February 2, 2016, if a non-employee director’s term of service expires for any reason, other than removal from the Board of Directors for cause, within ten (10) days prior to the next scheduled vesting date of an award, then such director shall be deemed to have continued his or her service through such next scheduled vesting date.

        Other than the amendment extending the term of the 2008 Director Plan, all other terms and conditions of the 2008 Director Plan will remain the same in the Amended 2008 Director Plan, including items (i) through (iv) above. We are asking the Company’s stockholders to approve the Amended 2008 Director Plan. Unless the stockholders approve the Amended 2008 Director Plan, Skyworks may be unable to make equity awards to its non-employee directors and may be unable to continue to attract and retain the best individuals to serve as directors.

        As of March 1, 2018, under the 2008 Director Plan there were outstanding 4,053 issued but unvested restricted shares, 13,944 unvested restricted stock units, and 2,401 vested but unexercised stock options. As of March 1, 2018, the Company had, under all of its equity incentive plans (other than its 2002 Employee Stock Purchase Plan), an aggregate of (i) 2.33 million shares reserved for issuance pursuant to outstanding stock options, with a weighted average exercise price of $52.67 and a weighted average life of 3.38 years, (ii) 4,053 issued but unvested shares of restricted common stock, (iii) 1.16 million unissued shares of common stock under unvested restricted stock units, (iv) 681,792 unissued shares of common stock under earned but unvested performance share awards, and (v) 346,344 unissued shares of common stock under performance share awards (assuming performance at target levels) for which the performance periods have not yet lapsed. As of March 1, 2018, the only equity incentive plans under which the Company is able to grant additional awards are the 2015 Long-Term Incentive Plan, the 2008 Director Plan and the 2002 Employee Stock Purchase Plan.

Description of the Amended 2008 Director Plan

        Below is a brief summary of the Amended 2008 Director Plan, which is the only plan pursuant to which Skyworks can make equity awards to its non-employee directors. The full text of the Amended 2008 Director Plan is attached as Exhibit A to the electronic copy of this Proxy Statement filed with the Securities and Exchange Commission (accessible via www.sec.gov) and may be accessed from our website, www.skyworksinc.com. In addition, a copy of the Amended 2008 Director Plan may be obtained from the Secretary of the Company. The following summary is qualified in its entirety by reference to the Amended 2008 Director Plan.

  General

        The Amended 2008 Director Plan, among other things:

  •
  provides a “share reduction” formula in the pool of available shares, whereby each share subject to the grant of a “full value award” (i.e., an award other than a nonqualified stock option) will be counted against the pool of available shares as 1.5 shares;

  •
  prohibits the granting of stock options with an exercise price below the fair market value of the common stock on the grant date;

  •
  prohibits repricing, or reducing the exercise price of a stock option, without first obtaining stockholder approval; and

  •
  does not include any “evergreen” or “reload” provisions.

  Types of Awards

        The Amended 2008 Director Plan provides for the grant of nonqualified stock options, restricted stock awards, restricted stock units and other stock-based awards (collectively, “Awards”).

- Proxy Statement -	Page 57

        Nonqualified Stock Options.    Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price that is no less than 100% of the fair market value of the common stock on the date of grant. Options may not be granted for a term in excess of ten (10) years. The Amended 2008 Director Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) surrender to the Company of shares of common stock which have been held by the optionees for at least six months, or (iii) any combination of these forms of payment.

        Restricted Stock Awards and Restricted Stock Units.    Awards of restricted stock entitle recipients to acquire shares of common stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. Instead of issuing common stock that is subject to repurchase or forfeiture, the Board may grant Awards known as restricted stock units that entitle recipients to receive unrestricted shares of common stock to be delivered at the time such shares of common stock vest or at a later date, subject to such terms and conditions on the delivery of the shares of common stock as the Board determines.

        Other Stock-Based Awards.    Under the Amended 2008 Director Plan, the Board of Directors has the right to grant other Awards of shares of common stock and other Awards that are valued in whole or in part by reference to, or are otherwise based on, the Company’s common stock or other property having such terms and conditions as the Board of Directors may determine.

  Eligibility to Receive Awards

        Each member of the Board of Directors who is not also an officer of the Company is eligible to be granted Awards under the Amended 2008 Director Plan. As described above in “Director Compensation,” each non-employee director when first elected to serve as a director automatically receives an equity award composed of a restricted stock unit award having an aggregate value of approximately $200,000. In addition, each non-employee director continuing in office following each annual meeting of stockholders (or special meeting of stockholders in lieu of an annual meeting at which one or more directors are elected) receives a restricted stock unit award having an aggregate value of approximately $200,000. Unless otherwise determined by the Board of Directors, (a) any restricted stock units awarded as part of a non-employee director’s initial equity grant will vest in three (3) equal annual installments on the anniversary of the date of grant, and (b) any restricted stock units awarded as part of a non-employee director’s annual equity grant will vest on the first anniversary of the date of grant. All other granting of Awards under the Amended 2008 Director Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular director. On March 1, 2018, the last reported sale price of the Company’s common stock on the Nasdaq Global Select Market was $106.59.

  Administration

        The Amended 2008 Director Plan is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Amended 2008 Director Plan and to interpret the provisions of the Amended 2008 Director Plan. All decisions by the Board of Directors are made in its sole discretion and are final and binding on all persons having or claiming any interest in the Amended 2008 Director Plan or any Award. Pursuant to the terms of the Amended 2008 Director Plan, the Board of Directors may delegate authority under the Amended 2008 Director Plan to one or more committees or subcommittees of the Board of Directors. The Board of Directors has authorized the Compensation Committee to administer certain aspects of the Amended 2008 Director Plan. No director or person acting pursuant to the authority delegated by the Board will be liable for any action or determination made in good faith relating to or under the Amended 2008 Director Plan.

        Except for the automatic grants of the restricted stock unit awards discussed above, and subject to any applicable limitations contained in the Amended 2008 Director Plan, the Board of Directors, the Compensation Committee, or any other committee to whom the Board of Directors delegates authority, as the case may be, selects the recipients of

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Awards and determines (i) the number of shares of common stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options (which may not be less than 100% of the fair market value of the common stock), (iii) the duration of options (which may not exceed ten (10) years) and (iv) the number of shares of common stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

        The Board of Directors is required to make appropriate adjustments in connection with the Amended 2008 Director Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization.

        The Amended 2008 Director Plan also contains provisions addressing the consequences of any Reorganization Event, which is defined as (i) any merger or consolidation of the Company with or into another entity as a result of which all of the common stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (ii) any exchange of all of the common stock of the Company for cash, securities or other property pursuant to a share exchange transaction, or (iii) any liquidation or dissolution of the Company.

        In connection with a Reorganization Event, the Board of Directors shall take any one or more of the following actions as to all or any outstanding Awards on such terms as the Board determines:

  •
  provide that Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

  •
  upon written notice, provide that all unexercised stock options or other unexercised Awards will become exercisable in full and will terminate immediately prior to the consummation of such Reorganization Event unless exercised within a specified period following the date of such notice;

  •
  provide that outstanding Awards will become realizable or deliverable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon such Reorganization Event;

  •
  in the event of a Reorganization Event under the terms of which holders of our common stock will receive, upon consummation thereof, a cash payment for each share surrendered in the Reorganization Event, or “Acquisition Price,” make or provide for a cash payment to an Award holder equal to (i) the Acquisition Price times the number of shares of our common stock subject to the holder’s Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (ii) the aggregate exercise price of all the holder’s outstanding Awards, in exchange for the termination of such awards;

  •
  provide that, in connection with a liquidation or dissolution of our company, awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof); and

  •
  any combination of the foregoing.

        To the extent all or any portion of a nonqualified stock option becomes exercisable solely as a result of the second bullet above, the Board may provide that upon exercise of such option the optionee shall receive shares subject to a right of repurchase by the Company or its successor at the option exercise price and provide that such repurchase right (x) shall lapse at the same rate as the option would have become exercisable under its terms and (y) shall not apply to any shares subject to the option that were exercisable under its terms without regard to acceleration described above.

        Upon the occurrence of a Reorganization Event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted stock and restricted stock units shall inure to the benefit of our successor and shall apply to the cash, securities or other property which the common stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such restricted stock and restricted stock units. Upon the occurrence of a Reorganization Event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any restricted stock or restricted stock units or in any other agreement between the Award holder and the Company, all restrictions and conditions on all restricted stock and restricted stock units then outstanding shall automatically be deemed terminated or satisfied.

- Proxy Statement -	Page 59

        If a Change in Control Event occurs, except to the extent specifically provided to the contrary in any Award agreement or any other agreement between a participant and the Company, any options outstanding as of the date the Change in Control Event is determined to have occurred and not then exercisable shall automatically become fully exercisable and all restrictions and conditions on all awards of restricted stock and restricted stock units shall automatically be deemed terminated or satisfied. A “Change in Control Event” occurs if the Continuing Directors (as defined below) cease for any reason to constitute a majority of the Board. A “Continuing Director” will include any member of the Board as of the effective date of the Plan and any individual nominated for election to the Board by a majority of the then Continuing Directors.

        If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such Award will again be available for grant under the Amended 2008 Director Plan.

  Amendment or Termination

        The Board of Directors may at any time amend, suspend or terminate the Amended 2008 Director Plan, except that no amendment may (i) increase the number of shares authorized under the Amended 2008 Director Plan, (ii) materially increase the benefits provided under the Amended 2008 Director Plan, (iii) materially expand the class of participants eligible to participate in the Amended 2008 Director Plan, (iv) expand the types of Awards provided under the Amended 2008 Director Plan or (v) make any other changes that require stockholder approval under the rules of the Nasdaq Stock Market unless and until such amendment shall have been approved by the Company’s stockholders. No Award may be granted under the Amended 2008 Director Plan after the date that is ten years after the date on which the 2008 Director Plan was most recently approved by the Company’s stockholders, but Awards previously granted may extend beyond that date. If stockholders approve this Proposal 4 at the Annual Meeting, Awards could be made under the Amended 2008 Director Plan until the later of (i) May 9, 2028, or (ii) the date that is ten years after the Company’s stockholders reapprove the Amended 2008 Director Plan at a stockholder meeting held after the Annual Meeting.

        If stockholders do not approve the Amended 2008 Director Plan, the Board of Directors will consider whether to adopt alternative arrangements based on its assessment of the needs of the Company.

  Federal Income Tax Consequences

        The following summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the plan. This summary is based on the tax laws in effect as of the date of this Proxy Statement. Changes to these laws could alter the tax consequences described below.

        Nonqualified Stock Options.    A participant will not have income upon the grant of a nonqualified stock option. A participant will have compensation income upon the exercise of a nonqualified stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

        Restricted Stock.    A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Internal Revenue Code (the “IRC”) is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

        Restricted Stock Units.    A participant will not have income upon the grant of a restricted stock unit. A participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the participant will have income on the vesting date in an amount equal to the fair market value of the

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stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

        Tax Consequences to the Company.    There will be no tax consequences to the Company when grants are made under the Amended 2008 Director Plan except that we will be entitled to a tax deduction when a participant has compensation income.

New Plan Benefits

        The following table discloses the benefits that would be allocated to the individuals listed in the table in 2018 if the Amended 2008 Director Plan is approved and if such individuals are reelected as members of the Board of Directors. Any other granting of Awards under the Amended 2008 Director Plan is discretionary pursuant to the formula provisions in the Amended 2008 Director Plan.

Name	Dollar Value ($)	Restricted Stock Units (#)(1)
David J. Aldrich, Chairman of the Board(2)	200,000	1,876
David J. McLachlan, Lead Independent Director	200,000	1,876
Kevin L. Beebe	200,000	1,876
Timothy R. Furey	200,000	1,876
Balakrishnan S. Iyer	200,000	1,876
Christine King	200,000	1,876
David P. McGlade	200,000	1,876
Robert A. Schriesheim	200,000	1,876

Non-Executive Director Group (8 persons)	1,600,000	15,008

(1)
The estimated number of restricted stock units is determined by dividing the dollar value of the award, as disclosed in the table, by $106.59, the closing price per share of the Company’s common stock as reported on the Nasdaq Global Select Market on March 1, 2018.

(2)
On May 9, 2018, the date of the Annual Meeting, Mr. Aldrich’s tenure as Executive Chairman will end and his employment with the Company will cease. If the Company’s stockholders vote to reelect Mr. Aldrich, then as a member of the Board of Directors who is no longer an officer of the Company, he will become eligible to receive awards under the Amended 2008 Director Plan.

- Proxy Statement -	Page 61

Existing Plan Benefits

        Pursuant to SEC rules, the following table sets forth the number of shares subject to stock options, restricted stock awards, and RSUs granted under the 2008 Director Plan from March 27, 2008 (when the 2008 Director Plan was initially approved by stockholders) through the date hereof.

Name	Number of Shares Subject to Stock Options (#)	Number of Shares of Restricted Stock (#)	Number of Shares Subject to RSUs (#)
David J. McLachlan, Lead Independent Director	—	62,921	4,767
Kevin L. Beebe	—	62,921	4,767
Timothy R. Furey	—	62,921	4,767
Balakrishnan S. Iyer	—	62,921	4,767
Christine King	9,606	10,161	4,767
David P. McGlade	—	62,921	4,767
Robert A. Schriesheim	—	62,921	4,767

Non-Executive Director Group (7 persons)	9,606	387,687	33,369

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE COMPANY’S AMENDED AND
RESTATED 2008 DIRECTOR LONG-TERM INCENTIVE PLAN, AS AMENDED

Equity Compensation Plan Information

        As of September 29, 2017, the Company has the following equity compensation plans under which its equity securities were authorized for issuance to its employees and/or directors:

  •
  the 1999 Employee Long-Term Incentive Plan
  •
  the 2002 Employee Stock Purchase Plan
  •
  the Non-Qualified Employee Stock Purchase Plan
  •
  the 2005 Long-Term Incentive Plan
  •
  AATI 2005 Equity Incentive Plan
  •
  the 2008 Director Long-Term Incentive Plan
  •
  the 2015 Long-Term Incentive Plan

        Except for the 1999 Employee Long-Term Incentive Plan (the “1999 Employee Plan”) and the Non-Qualified Employee Stock Purchase Plan (the “Non-Qualified ESPP”), each of the foregoing equity compensation plans was approved by the Company’s stockholders. A description of the material features of each non-stockholder approved plan is provided below under the headings “1999 Employee Long-Term Incentive Plan” and “Non-Qualified Employee Stock Purchase Plan.”

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        The following table presents information about these plans as of September 29, 2017.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (#) (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#) (c)
Equity compensation plans approved by security holders	2,841,594(1)	52.21	15,693,170(2)
Equity compensation plans not approved by security holders	122,565	7.46	193,186(3)

TOTAL	2,964,159	50.36	15,886,356

(1)
Excludes 1,121,638 unvested shares under restricted stock and RSU awards and 1,494,850 unvested shares under PSAs, which figure assumes achievement of performance goals under the FY17 PSAs at target levels.

(2)
Includes 549,145 shares available for future issuance under the 2002 Employee Stock Purchase Plan, 14,465,627 shares available for future issuance under the 2015 Long-Term Incentive Plan, and 678,398 shares available for future issuance under the 2008 Director Long-Term Incentive Plan. No further grants will be made under the AATI 2005 Equity Incentive Plan or the 2005 Long-Term Incentive Plan.

(3)
Represents shares available under the Non-Qualified ESPP. No further grants will be made under the 1999 Employee Plan.

  1999 Employee Long-Term Incentive Plan

        The 1999 Employee Plan provided for the grant of non-qualified stock options to purchase shares of the Company’s common stock to employees, other than officers and non-employee directors. The term of these options may not exceed 10 years. The 1999 Employee Plan contains provisions that permit restrictions on vesting or transferability, as well as continued exercisability upon a participant’s termination of employment with the Company, of options granted thereunder. The 1999 Employee Plan provides for full acceleration of the vesting of options granted thereunder upon a “change in control” of the Company, as defined in the 1999 Employee Plan. The Board of Directors generally may amend, suspend or terminate the 1999 Employee Plan in whole or in part at any time; provided that any amendment that affects outstanding options be consented to by the holder of the options. As of April 26, 2009, no additional grants were issuable under the 1999 Employee Long-Term Incentive Plan.

  Non-Qualified Employee Stock Purchase Plan

        The Company also maintains the Non-Qualified ESPP to provide employees of the Company and participating subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase, by means of payroll deductions, of shares of the Company’s common stock at a discount from the market price of the common stock at the time of purchase. The Non-Qualified ESPP is intended for use primarily by employees of the Company located outside the United States. Under the plan, eligible employees may purchase common stock through payroll deductions of up to 10% of compensation. The price per share is the lower of 85% of the market price at the beginning or end of each six-month offering period.

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Proposal 5:
Advisory Vote to Ratify the Stockholder Special Meeting Provision
in the Company’s By-laws

        We are providing our stockholders with the opportunity to vote to ratify, on a non-binding basis, the recent amendment by our Board of Directors to the By-laws to provide the Company’s stockholders the right to request a special meeting of stockholders. Specifically, our Board of Directors is asking stockholders to ratify its adoption in January 2018 of newly revised Article II, Section 3, of the By-laws (the “Stockholder Special Meeting Provision”), which requires the Company to call a special meeting of stockholders upon written request from record stockholders, acting on their own behalf or on behalf of the beneficial owners, who own shares that represent in the aggregate at least 25% of the outstanding shares of the Company’s common stock and who have held such shares continuously for at least one year prior to their request, subject to the terms and conditions set forth in the By-laws.

        The Board of Directors adopted the Stockholder Special Meeting Provision because it believes, as a matter of good corporate governance, that stockholders should be permitted to request special meetings. However, in adopting the Stockholder Special Meeting Provision, the Board of Directors also considered the disruption that special meetings cause to the Company’s business operations and the substantial costs they entail. Because organizing and preparing for a special meeting requires significant attention from our senior executives, diverting their focus from performing their primary functions of overseeing and operating our business in the best interests of all stockholders, the Board of Directors believes that special meetings should be called only to consider matters deemed by a significant portion of our stockholders to warrant immediate attention and that cannot be deferred for consideration until the next annual meeting. The Board of Directors believes that the Stockholder Special Meeting Provision, and its 25% required ownership threshold in particular, strikes the appropriate balance between enhancing the rights of all stockholders and preventing the disruption and waste of corporate assets.

        The Stockholder Special Meeting Provision provides that to be in proper form to call a special meeting of the stockholders, the stockholder request must be made in writing by one or more stockholders owning at least 25% in aggregate voting power of shares entitled to vote on the matters to be brought before the proposed special meeting and who have held such shares for at least one year prior to making the request. The stockholder request must include certain information, including a statement of the purpose of the special meeting as well as an acknowledgement that any sale of shares by the requesting stockholder(s) prior to the special meeting will be deemed a revocation of the special meeting request with respect to the shares so disposed. Furthermore, the Stockholder Special Meeting Provision is designed to prevent duplicative and unnecessary meetings. The Board of Directors would not be required to call a stockholder requested special meeting if, among other things, (i) the requesting stockholder(s) do not continue to satisfy the 25% threshold of stock ownership through the date of the proposed special meeting, (ii) the stockholder request relates to an item of business that is not a proper subject for stockholder action under applicable law, (iii) the proposed item(s) of business are presented at another meeting called by the Board of Directors to be held within 120 days after receipt of the stockholder request for such meeting, (iv) the Company receives the stockholder request during the period commencing 90 days prior to the first anniversary date of the preceding annual meeting of stockholders and ending on the date of the final adjournment of the next annual meeting of stockholders, or (v) an identical or substantially similar item was presented at any meeting of stockholders held within 12 months (or within 90 days, in the case of director elections) prior to the Company’s receipt of the stockholder request.

        The description above of the Stockholder Special Meeting Provision is a summary and is qualified in its entirety by the full text of Article II, Section 3, of our By-Laws, as amended, which is attached to this Proxy Statement as Appendix A.

        Stockholder ratification of the Stockholder Special Meeting Provision is not required by the Company’s By-laws or other applicable legal requirements. As an advisory vote, this proposal is not binding and will not overrule any decision by the Board of Directors (or any committee thereof), nor will it create or imply any obligation to submit for future stockholder ratification any subsequent change or addition to Company’s By-laws. However, our Board of Directors values the opinions expressed by our stockholders and will consider the outcome of the vote on this proposal when making future decisions regarding corporate governance matters. In the event stockholders fail to ratify the

Page 64	- Proxy Statement -

Stockholder Special Meeting Provision, the Board of Directors may reconsider this amendment to the By-laws. Even if the Stockholder Special Meeting Provision is ratified, the Board of Directors, in its discretion, may at any time make changes to the Stockholder Special Meeting Provision and to the By-laws if the Board of Directors determines that such changes would be in the Company’s and stockholders’ best interests.

        The Company has omitted from the Proxy Statement a stockholder proposal requesting that it take the steps necessary to amend its governing documents to give the power to call special stockholder meetings to holders in the aggregate of 10% of the outstanding shares of the Company’s common stock. As detailed in a no-action request submitted by the Company to the staff of the Securities and Exchange Commission, the Company believes that the stockholder proposal is excludable on the basis that it directly conflicts with this Proposal 5 due to the different ownership threshold and that a vote for one proposal would be tantamount to a vote against the other. On March       , 2018, the SEC’s Office of Chief Counsel issued a no-action letter in which it concurred with the Company’s position.

        The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter at the Annual Meeting is required to ratify the Stockholder Special Meeting Provision.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
TO RATIFY THE STOCKHOLDER SPECIAL MEETING PROVISION IN THE
COMPANY’S BY-LAWS BY VOTING “FOR” PROPOSAL 5

- Proxy Statement -	Page 65

Security Ownership of Certain
Beneficial Owners and Management

        To the Company’s knowledge, the following table sets forth the beneficial ownership of the Company’s common stock as of March 15, 2018, by the following individuals or entities: (i) each person or entity who beneficially owns five percent (5%) or more of the outstanding shares of the Company’s common stock as of March 15, 2018; (ii) the Named Executive Officers (as defined above in Item 11 “Executive Compensation”); (iii) each director and nominee for director; and (iv) all current executive officers and directors of the Company, as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC, is not necessarily indicative of beneficial ownership for any other purpose, and does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. As of March 15, 2018, there were 182,165,379 shares of the Company’s common stock issued and outstanding.

        In computing the number of shares of Company common stock beneficially owned by a person and the percentage ownership of that person, shares of Company common stock that are subject to stock options or other rights held by that person that are currently exercisable or that will become exercisable within sixty (60) days of March 15, 2018, are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person.

Names and Addresses of Beneficial Owners(1)	Number of Shares Beneficially Owned(2)	Percent of Class
Capital Research Global Investors	20,927,175(3)	11.49%
The Vanguard Group, Inc.	18,647,000(4)	10.24%
BlackRock, Inc.	13,206,360(5)	7.25%
David J. Aldrich	354,854(6)	(*)
Kevin L. Beebe	53,171	(*)
Carlos S. Bori	13,112(6)	(*)
Timothy R. Furey	22,722	(*)
Peter L. Gammel	35,152(6)	(*)
Liam K. Griffin	103,347(6)	(*)
Balakrishnan S. Iyer	16,330	(*)
Christine King	15,337	(*)
David P. McGlade	65,696	(*)
David J. McLachlan	65,096	(*)
Robert A. Schriesheim	68,015	(*)
Kris Sennesael	21,176(6)	(*)
All current directors and executive officers as a group (14 persons)	861,390(6)	(*)

*
Less than 1%

(1)
Unless otherwise set forth in the following notes, each person’s address is the address of the Company’s principal executive offices at Skyworks Solutions, Inc., 20 Sylvan Road, Woburn, MA 01801, and stockholders have sole voting and sole investment power with respect to the shares, except to the extent such power may be shared by a spouse or otherwise subject to applicable community property laws.

(2)
Includes the number of shares of Company common stock subject to stock options held by that person that are currently exercisable or will become exercisable within sixty (60) days of March 15, 2018 (the “Current Options”), as follows: Mr. Aldrich—192,889 shares under Current Options; Mr. Bori—2,596 shares under

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  Current Options; Mr. Gammel—21,422 shares under Current Options; Mr. Griffin—29,000 shares under Current Options; Ms. King—2,401 shares under Current Options; Mr. Sennesael—13,193 shares under Current Options; current directors and executive officers as a group (14 persons)—261,501 shares under Current Options. Also includes 15,250 shares of Company common stock to be issued to Mr. Griffin upon the vesting of restricted stock units within sixty (60) days of March 15, 2018.

  The table does not reflect the number of shares of Company common stock to be issued pursuant to unvested restricted stock units (the “Unvested RSUs”) and earned, but unissued, performance share awards subject to time-based vesting only (the “Unvested PSAs”) that are not scheduled to vest within sixty (60) days of March 15, 2018, as follows: Mr. Aldrich—32,726 shares under Unvested RSUs and 71,805 shares under Unvested PSAs; Mr. Beebe—1,992 shares under Unvested RSUs; Mr. Bori—11,337 shares under Unvested RSUs and 16,680 shares under Unvested PSAs; Mr. Furey—1,992 shares under Unvested RSUs; Mr. Gammel—6,441 shares under Unvested RSUs and 14,776 shares under Unvested PSAs; Mr. Griffin—49,363 shares under Unvested RSUs and 73,961 shares under Unvested PSAs; Mr. Iyer—1,992 shares under Unvested RSUs; Ms. King—1,992 shares under Unvested RSUs; Mr. McGlade—1,992 shares under Unvested RSUs; Mr. McLachlan—1,992 shares under Unvested RSUs; Mr. Schriesheim—1,992 shares under Unvested RSUs; Mr. Sennesael—30,184 shares under Unvested RSUs and 16,803 shares under Unvested PSAs; current directors and executive officers as a group (14 persons)—158,059 shares under Unvested RSUs and 218,123 shares under Unvested PSAs.

(3)
Consists of shares beneficially owned by Capital Research Global Investors (“Capital Research”), a division of Capital Research and Management Company. Capital Research has sole voting power and sole dispositive power with respect to 20,927,175 shares. With respect to the information relating to Capital Research, the Company has relied on information supplied by Capital Research on a Schedule 13G/A filed with the SEC on February 14, 2018. The address of Capital Research is 333 South Hope Street, Los Angeles, CA, 90071.

(4)
Consists of shares beneficially owned by The Vanguard Group, Inc. (“Vanguard”), which has sole voting power with respect to 259,831 shares, shared voting power with respect to 47,633 shares, sole dispositive power with respect to 18,340,420 shares and shared dispositive power with respect to 306,580 shares. Vanguard Fiduciary Trust Company, a wholly owned subsidiary of Vanguard, is the beneficial owner of 205,022 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly owned subsidiary of Vanguard, is the beneficial owner of 155,142 shares as a result of its serving as investment manager of Australian investment offerings. With respect to the information relating to Vanguard, the Company has relied on information supplied by Vanguard on a Schedule 13G/A filed with the SEC on February 12, 2018. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA, 19355.

(5)
Consists of shares beneficially owned by BlackRock, Inc. (“BlackRock”), in its capacity as a parent holding company of various subsidiaries under Rule 13d-1(b)(1)(ii)(G). In its capacity as a parent holding company or control person, BlackRock has sole voting power with respect to 11,475,691 shares and sole dispositive power with respect to 13,206,360 shares which are held by the following of its subsidiaries: BlackRock (Luxembourg) S.A., BlackRock (Netherlands) B.V., BlackRock (Singapore) Limited, BlackRock Advisors (UK) Limited, BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Deutschland AG, BlackRock Asset Management Ireland Limited, BlackRock Asset Management North Asia Limited, BlackRock Asset Management Schweiz AG, BlackRock Capital Management, Inc., BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd, BlackRock Institutional Trust Company, N.A., BlackRock International Limited, BlackRock Investment Management (Australia) Limited, BlackRock Investment Management (UK) Limited, BlackRock Investment Management, LLC, BlackRock Japan Co. Ltd., and BlackRock Life Limited. With respect to the information relating to BlackRock and its affiliated entities, the Company has relied on information supplied by BlackRock on a Schedule 13G/A filed with the SEC on February 8, 2018. The address of BlackRock is 55 East 52nd Street, New York, NY, 10055.

(6)
Includes shares held in the Company’s 401(k) Savings and Investment Plan as of March 15, 2018.

- Proxy Statement -	Page 67

 Other Proposed Action

        As of the date of this Proxy Statement, the directors know of no other business that is expected to come before the Annual Meeting. However, if any other business should be properly presented to the Annual Meeting, the persons named as proxies will vote in accordance with their judgment with respect to such matters.

Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our equity securities to file reports of holdings and transactions in securities of Skyworks with the SEC. Based solely on a review of Forms 3, 4, and 5, and any amendments thereto furnished to us, and written representations provided to us, with respect to fiscal year 2017, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and beneficial owners of more than 10% of the Company’s common stock with respect to such fiscal year were timely made.

Solicitation Expenses

        Skyworks will bear the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of proxies. Proxies may be solicited on behalf of the Company in person or by telephone, e-mail, facsimile, or other electronic means by directors, officers, or employees of the Company, who will receive no additional compensation for any such services. We have retained D.F. King & Co. to assist in the solicitation of proxies, at a cost to the Company of approximately $9,500, plus reasonable out-of-pocket expenses.

Electronic Delivery of Proxy Materials

        We are able to distribute our Annual Report and this Proxy Statement to our stockholders in a fast and efficient manner via the Internet. This reduces the amount of paper delivered to a stockholder’s address and eliminates the cost of sending these documents by mail. Stockholders may elect to view all future annual reports and proxy statements on the Internet instead of receiving them by mail. You may make this election when voting your proxy this year. Simply follow the instructions to vote via the Internet to register your consent. Your election to view proxy materials online is perpetual unless you revoke it later. Future proxy cards will contain the Internet website address and instructions to view the materials. You will continue to have the option to vote your shares by telephone, mail, or via the Internet.

Annual Report on Form 10-K

        A copy of our 2017 Annual Report accompanies this Proxy Statement. You also may obtain, free of charge, a copy of the Company’s Annual Report on Form 10-K for fiscal year 2017, as filed with the SEC, via the Company’s website at http://www.skyworksinc.com, or upon written request addressed to Investor Relations, Skyworks Solutions, Inc., 5221 California Avenue, Irvine, CA 92617.

Stockholder List

        A list of stockholders of record as of March 15, 2018, will be available for inspection during ordinary business hours at our offices at 20 Sylvan Road, Woburn, MA 01801, from April 27, 2018, to May 9, 2018, as well as at our Annual Meeting.

Stockholder Proposals

        Proposals to be considered for inclusion in the proxy materials for the Company’s 2019 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must meet the requirements of Rule 14a-8 and be

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delivered in writing to the General Counsel and Secretary of the Company at its executive offices at 5221 California Avenue, Irvine, CA 92617, no later than December 3, 2018. The submission of a stockholder proposal does not guarantee that it will be included in the proxy materials for the Company’s 2019 Annual Meeting.

        According to the applicable provisions of our By-laws, if a stockholder wishes to present a proposal at our 2019 Annual Meeting outside the processes of Rule 14a-8, with such proposal not to be considered for inclusion in the proxy materials for such meeting, then the stockholder must give written notice to the Secretary of the Company at the address noted above no earlier than the close of business on January 9, 2019, and no later than the close of business on February 8, 2019. In the event that the 2019 Annual Meeting is held more than thirty (30) days before or after the first anniversary of the Company’s 2018 Annual Meeting, then the required notice must be delivered in writing to the Secretary of the Company at the address above no earlier than 120 days prior to the date of the 2019 Annual Meeting and no later than the later of 90 days prior to the 2019 Annual Meeting or the 10th day following the day on which the public announcement of the date of the 2019 Annual Meeting is first made by the Company. A proposal that is submitted outside of these time periods will not be considered to be timely and, pursuant to Rule 14a-4(c)(1) under the Exchange Act and if a stockholder properly brings the proposal before the meeting, the proxies that management solicits for that meeting will have “discretionary” authority to vote on the stockholder’s proposal. Even if a stockholder makes timely notification, the proxies may still exercise “discretionary” authority in accordance with the SEC’s proxy rules.

        OUR BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO SUBMIT A PROXY PROMPTLY IN ONE OF THE FOLLOWING WAYS: (A) BY COMPLETING, SIGNING, AND DATING THE ACCOMPANYING PROXY CARD AND RETURNING IT IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE; (B) BY COMPLETING AND SUBMITTING YOUR PROXY USING THE TOLL-FREE TELEPHONE NUMBER LISTED ON THE PROXY CARD; OR (C) BY COMPLETING AND SUBMITTING YOUR PROXY VIA THE INTERNET BY VISITING THE WEBSITE ADDRESS LISTED ON THE PROXY CARD. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

- Proxy Statement -	Page 69

Appendix A:

Stockholder Special Meeting Provision

(Article II, Section 3, of the Company’s
Third Amended and Restated By-laws, as Amended)

        SECTION 3    Special Meetings.

        (A)  A special meeting of the stockholders for any purpose or purposes may be called at any time by the Board of Directors pursuant to a resolution adopted by a majority of the whole Board. A special meeting of the stockholders shall be called by the Secretary upon written request to the Secretary (each such request, a “Special Meeting Request” and such meeting, a “Stockholder Requested Special Meeting”) by one or more Requesting Stockholder(s) (as defined below) representing in the aggregate at least 25% of the outstanding shares of common stock of the Corporation which shares are determined to be “Net Long Shares” (as defined below) (the “Requisite Percentage”), who have held such shares continuously for at least one year prior to the date such Special Meeting Request is delivered to the Corporation (such period, the “One-Year Period”), and who have complied in full with the requirements set forth in these By-laws. A special meeting of stockholders may be held at such date, time and place, if any, within or without the State of Delaware as may be designated by the Board of Directors; provided, however, that the date of any Stockholder Requested Special Meeting shall be not more than 120 days after the date that the Secretary has received one or more valid Special Meeting Request(s) satisfying the requirements set forth in these By-laws for the calling of a Stockholder Requested Special Meeting (provided that, if any documentary evidence required by these By-laws is not simultaneously delivered with one or more Stockholder Meeting Request(s) under the circumstances expressly permitted by these By-laws, then the date of the Stockholder Requested Special Meeting shall be not more than 120 days after the date that all such documentary evidence is received by the Secretary in compliance with these By-laws). In fixing a date, time and place, if any, for any special meeting of stockholders, the Board of Directors may consider such factors as it deems relevant, including without limitation, the nature of the matters to be considered, the facts and circumstances related to any request for a meeting and any plan of the Board of Directors to call an annual meeting or special meeting. The Corporation may postpone, reschedule or cancel any previously scheduled special meeting of stockholders.

        For purposes of determining the Requisite Percentage, “Net Long Shares” mean those shares of common stock of the Corporation as to which the stockholder(s) of record making the Special Meeting Request or beneficial owner(s), if any, on whose behalf the Special Meeting Request is being made (each such record owner and beneficial owner, a “Requesting Stockholder”) is deemed to “own” (as such term is defined in subparagraphs (A)(3)(g)-(h) of ARTICLE II, Section 8 of these By-laws). Whether shares constitute “Net Long Shares” and any other questions relating to the validity of any Special Meeting Request or of compliance with the requirements set forth in these By-laws shall be decided in good faith by the Board of Directors.

        (B)  In order for a Stockholder Requested Special Meeting to be called, one or more Special Meeting Requests must be signed and dated by the record holders of shares representing in the aggregate at least the Requisite Percentage who have held such shares continuously for the One-Year Period and by each of the beneficial owners, if any, on whose behalf the Special Meeting Request is being made. Each Special Meeting Request shall be delivered to the Secretary at the Corporation’s principal executive offices and shall be accompanied by a written notice setting forth the information required by paragraph (A)(2) of ARTICLE II, Section 8 of these By-laws. In addition to the foregoing, a Special Meeting Request must include: (1) documentary evidence of the number of Net Long Shares owned by the Requesting Stockholder(s) as of the date on which the Special Meeting Request is delivered to the Secretary and documentary evidence that such shares have been held continuously for the One-Year Period, provided that, if the stockholder submitting the Special Meeting Request is not the beneficial owner of such shares, then to be valid, the Special Meeting Request must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request, such documentary evidence must be delivered to the Secretary within 10 days after the date on which the Special Meeting Request is delivered to the Secretary) of the number of Net Long Shares owned by the beneficial owner(s) as of the date on which the Special Meeting Request is delivered to the Secretary and

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documentary evidence that such shares have been held for the One-Year Period; (2) a representation that the Requesting Stockholder(s) intends to continue to satisfy the Requisite Percentage through the date of the Stockholder Requested Special Meeting and an agreement by the Requesting Stockholder(s) to promptly notify the Corporation upon any decrease occurring between the date on which the Special Meeting Request is delivered to the Secretary and the date of the Stockholder Requested Special Meeting in the number of Net Long Shares owned by such stockholder; and (3) an acknowledgment of the Requesting Stockholder(s) that any decrease after the date on which the Special Meeting Request is delivered to the Secretary in the number of Net Long Shares held by such stockholder shall be deemed a revocation of the Special Meeting Request with respect to such shares and that such shares will no longer be included in determining whether the Requisite Percentage has been satisfied.

        Each Requesting Stockholder is required to update and supplement the Special Meeting Request delivered pursuant to this Section 3, if necessary, so that the information provided or required to be provided in such notice, including the information specified in paragraph (A)(2) of ARTICLE II, Section 8 of these By-laws, shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the Stockholder Requested Special Meeting, and such update and supplement shall be received by the Secretary at the principal executive offices of the Corporation not later than 5 business days after the record date for determining the stockholders entitled to receive notice of such meeting. In addition to the foregoing, the Requesting Stockholder(s) shall promptly provide any other information reasonably requested by the Corporation.

        (C)  In determining whether a special meeting of stockholders has been requested by Requesting Stockholder(s) holding shares representing in the aggregate at least the Requisite Percentage who have held such shares continuously for the One-Year Period, multiple Special Meeting Requests delivered to the Secretary will be considered together only if (1) each Special Meeting Request identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting (which, if such purpose is the election or removal of directors, changing the size of the Board of Directors and/or the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors, will mean that the exact same person or persons are proposed for election or removal in each relevant Stockholder Meeting Request), and (2) such Special Meeting Requests have been dated and delivered to the Secretary within 60 days of the earliest dated Special Meeting Request. A stockholder may revoke a Special Meeting Request at any time by written revocation delivered to the Secretary. If, following such revocation (or any deemed revocation hereunder), at any time before the time of the Stockholder Requested Special Meeting, the remaining unrevoked requests from stockholders (if any) represent in the aggregate less than the Requisite Percentage, the Board of Directors, in its discretion, may cancel the special meeting.

        (D)  At any Stockholder Requested Special Meeting, the business transacted shall be limited to the purpose(s) stated in the Special Meeting Request; provided, however, that the Board of Directors shall have the authority in its discretion to submit additional matters to the stockholders and to cause other business to be transacted. Notwithstanding the foregoing provisions of this Section 3, a Special Meeting Request shall not be valid and a Stockholder Requested Special Meeting shall not be called or held if: (1) the Special Meeting Request does not comply with these By-laws; (2) the business specified in the Special Meeting Request is not a proper subject for stockholder action under applicable law; (3) the Board of Directors has called or calls for an annual or special meeting of stockholders to be held within 120 days after the Secretary receives the Special Meeting Request and the Board of Directors determines that the business of such meeting includes (among any other matters properly brought before the annual or special meeting) the business specified in the Special Meeting Request; (4) the Special Meeting Request is received by the Secretary during the period commencing 90 days prior to the anniversary date of the prior year’s annual meeting of stockholders and ending on the date of the final adjournment of the next annual meeting of stockholders; (5) an identical or substantially similar item (a “Similar Item”) was presented at any meeting of stockholders held within 90 days prior to receipt by the Secretary of the Special Meeting Request (and, for purposes of this clause (5), the nomination, election or removal of directors shall be deemed a “Similar Item” with respect to all items of business involving the nomination, election or removal of directors, the changing of the size of the Board of Directors and the filling of vacancies and/or newly created directorships); (6) a Similar Item, other than the nomination, election or removal of directors, was presented at an annual or special meeting of stockholders held not more than 12 months prior to receipt by the Secretary of the Special Meeting Request; or (7) the Special Meeting

- Appendix A -	Page 71

Request was made in a manner that involved a violation of Regulation 14A under the Exchange Act (as defined in paragraph (A)(2) of ARTICLE II, Section 8 of these By-laws), or other applicable law.

        (E)  Except to the extent previously determined by the Board of Directors in connection with a Stockholder Requested Special Meeting or any related Special Meeting Request, the chairperson of the Stockholder Requested Special Meeting shall determine at such meeting whether any proposed business or other matter to be transacted by the stockholders has not been properly brought before the special meeting and, if he or she should so determine, the chairperson shall declare that such proposed business or other matter was not properly brought before the meeting and such business or other matter shall not be presented for stockholder action at the meeting. In addition, notwithstanding the foregoing provisions of this Section 3, unless otherwise required by law, if the Requesting Stockholder(s) (or a qualified representative of the stockholder (as defined below)) does not appear at the special meeting to present a nomination or other proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 3 and paragraph (A)(3) of ARTICLE II, Section 8 of these By-laws, to be considered a “qualified representative” a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, at the meeting of stockholders.

Page 72	- Appendix A -

Appendix B:

Unaudited Reconciliations of
Non-GAAP Financial Measures

	Year Ended

	Sept. 29, 2017	Sept. 30, 2016	Oct. 2, 2015	Oct. 3, 2014

	(In millions, except per share amounts)
GAAP operating income	$1,253.8	$1,118.7	$1,023.1	$565.2
Share-based compensation expense[a]	88.5	78.0	99.9	86.0
Acquisition-related expenses[b]	4.6	7.5	8.4	5.7
Amortization of intangibles[c]	27.6	33.4	33.5	25.9
Restructuring and other charges[d]	0.6	4.8	3.4	0.3
Litigation settlement gains, losses and expenses[e]	4.0	1.7	3.0	3.9
Deferred executive compensation[f]	—	0.6	0.1	—

Non-GAAP operating income	$1,379.1	$1,244.7	$1,171.4	$687.0

GAAP operating margin %	34.3%	34.0%	31.4%	24.7%
Non-GAAP operating margin %	37.8%	37.8%	36.0%	30.0%

	Year Ended

	Sept. 29, 2017	Sept. 30, 2016	Oct. 2, 2015	Oct. 3, 2014
GAAP net income per share, diluted	$5.41	$5.18	$4.10	$2.38
Share-based compensation expense[a]	0.48	0.41	0.51	0.45
Acquisition-related expenses[b]	0.02	0.04	0.04	0.03
Amortization of intangibles[c]	0.15	0.17	0.17	0.13
Restructuring and other charges[d]	—	0.02	0.02	—
Litigation settlement gains, losses and expenses[e]	0.02	0.01	0.01	0.02
Deferred executive compensation[f]	—	0.01	—	—
Merger termination fee[g]	—	(0.46)	—	—
Interest expense on seller-financed debt[h]	—	0.01	0.01	—
Tax adjustments[i]	0.37	0.18	0.41	0.23

Non-GAAP net income per share, diluted	$6.45	$5.57	$5.27	$3.24

Year Ended

Sept. 29, 2017
GAAP net cash provided by operating activities	$1,471.3
Capital expenditures[j]	(303.3)

Free cash flow (Non-GAAP)	$1,168.0

GAAP operating cash flow margin %	40.3%
Free cash flow margin % (Non-GAAP)	32.0%

[a]
These charges represent expense recognized in accordance with ASC 718—Compensation—Stock Compensation. Approximately $13.6 million, $35.3 million and $39.6 million were included in cost of goods sold, research and development expense and selling, general and administrative expense, respectively, for the fiscal year ended September 29, 2017.

- Appendix B -	Page 73

  Approximately $11.3 million, $32.2 million and $34.5 million were included in cost of goods sold, research and development expense and selling, general and administrative expense, respectively, for the fiscal year ended September 30, 2016.

  Approximately $14.5 million, $45.5 million and $39.9 million were included in cost of goods sold, research and development expense and selling, general and administrative expense, respectively, for the fiscal year ended October 2, 2015.

Approximately $11.2 million, $36.3 million and $38.5 million were included in cost of goods sold, research and development expense and selling, general and administrative expense, respectively, for the fiscal year ended October 3, 2014.

[b]
The acquisition-related expenses recognized during the fiscal year ended September 29, 2017, include a $4.6 million charge, to general and administrative expenses primarily associated with acquisitions completed or contemplated during the year.

The acquisition-related expenses recognized during the fiscal year ended September 30, 2016, include a $1.4 million charge, to cost of goods sold related to the sale of acquired inventory and $6.1 million, in general and administrative expenses primarily associated with acquisitions completed or contemplated during the year.

The acquisition-related expenses recognized during the fiscal year ended October 2, 2015, include a $0.2 million charge to cost of sales related to the sale of acquired inventory and $8.2 million in transaction costs included in general and administrative expenses associated with potential acquisitions and with the purchase of an interest in a joint venture with Panasonic Corporation on August 1, 2014.

The acquisition-related expenses recognized during the fiscal year ended October 3, 2014, include a $2.3 million charge to cost of sales related to the sale of acquired inventory and $3.4 million in transaction costs included in general and administrative expenses associated with the purchase of an interest in a joint venture with Panasonic Corporation on August 1, 2014.

For additional information regarding the joint venture, please refer to the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on July 10, 2014, and August 7, 2014.

[c]
During the fiscal years ended September 29, 2017, September 30, 2016, October 2, 2015, and October 3, 2014, the Company incurred $27.6 million, $33.4 million, $33.5 million and $25.9 million, respectively, in amortization of intangibles.

[d]
During the fiscal year ended September 29, 2017, the Company incurred a $0.6 million charge in employee severance costs primarily related to restructuring plans that were implemented during the year.

During the fiscal year ended September 30, 2016, the Company incurred a $4.8 million charge in employee severance costs primarily related to restructuring plans that were implemented during the year.

During the fiscal year ended October 2, 2015, the Company incurred $3.4 million in employee severance costs primarily related to restructuring plans that were implemented during the year.

During the fiscal year ended October 3, 2014, the Company recorded a $0.3 million charge related to a restructuring plan implemented in the prior fiscal year.

[e]
During the fiscal years ended September 29, 2017, September 30, 2016, October 2, 2015, and October 3, 2014, the Company recognized $4.0 million, $1.7 million, $3.0 million, and $3.9 million charges, respectively, primarily related to general and administrative expenses associated with ongoing litigation(s).

[f]
During the fiscal years ended September 30, 2016, and October 2, 2015, the Company incurred deferred executive compensation expenses of $0.6 million, and $0.1 million, respectively.

[g]
During the fiscal year ended September 30, 2016, PMC-Sierra, Inc. (“PMC”), notified the Company on November 23, 2015, that it had terminated the Amended and Restated Agreement and Plan of Merger entered

Page 74	- Appendix B -

  into between the parties in order to accept a superior acquisition proposal. As a result, on November 24, 2015, PMC paid the Company an $88.5 million merger termination fee.

[h]
During the fiscal years ended September 30, 2016, and October 2, 2015, the Company recognized $1.1 million and $1.3 million, respectively, in interest expense associated with the accretion of the present value of the $76.5 million liability related to the future purchase of the remaining 34% interest in the joint venture between the Company and Panasonic. The Company acquired the remaining 34% interest from Panasonic on August 1, 2016.

[i]
During the fiscal year ended September 29, 2017, these amounts primarily represent the use of net operating loss carryforwards, deferred tax expense not affecting taxes payable, tax deductible share-based compensation expense in excess of GAAP share-based compensation expense, the release of previously reserved items that are no longer required as a result of audits, and non-cash expense (benefit) related to uncertain tax positions.

During the fiscal year ended September 30, 2016, these amounts primarily represent the use of net operating loss and research and development tax credit carryforwards, deferred tax expense not affecting taxes payable, tax deductible share-based compensation expense in excess of GAAP share-based compensation expense, the tax attributable to the merger termination fee, the release of previously reserved items that are no longer required as a result of the IRS audits, and non-cash expense (benefit) related to uncertain tax positions.

During the fiscal year ended October 2, 2015, these amounts primarily represent the use of net operating loss and research and development tax credit carryforwards, deferred tax expense not affecting taxes payable, tax deductible share-based compensation expense in excess of GAAP share-based compensation expense and non-cash expense (benefit) related to uncertain tax positions.

During the fiscal year ended October 3, 2014, these amounts primarily represent the use of net operating loss and research and development tax credit carryforwards, deferred tax expense not affecting taxes payable, tax deductible share-based compensation expense in excess of GAAP share-based compensation expense, and non-cash expense (benefit) related to uncertain tax positions. As a result of the settlement of the IRS audit of our fiscal year 2011 federal tax return, a tax benefit related to the release of previously reserved items was included in the GAAP expense for uncertain tax positions.

[j]
During the fiscal year ended September 29, 2017, the Company invested $303.3 million in capital expenditures primarily related to the purchase of manufacturing equipment to support the expansion of our assembly and test operations, filter production operations, and wafer fabrication facilities.

Discussion Regarding the Use of Non-GAAP Financial Measures

        Our annual report and this proxy statement contain some or all of the following financial measures that have not been calculated in accordance with United States Generally Accepted Accounting Principles (“GAAP”): (i) non-GAAP gross profit and gross margin, (ii) non-GAAP operating income and operating margin, (iii) non-GAAP net income, (iv) non-GAAP diluted earnings per share, and (v) non-GAAP free cash flow margin. As set forth in the “Unaudited Reconciliations of Non-GAAP Financial Measures” table found above, we derive such non-GAAP financial measures by excluding certain expenses and other items from the respective GAAP financial measure that is most directly comparable to each non-GAAP financial measure. Management uses these non-GAAP financial measures to evaluate our operating performance and compare it against past periods, make operating decisions, forecast for future periods, compare our operating performance against peer companies and determine payments under certain compensation programs. These non-GAAP financial measures provide management with additional means to understand and evaluate the operating results and trends in our ongoing business by eliminating certain non-recurring expenses and other items that management believes might otherwise make comparisons of our ongoing business with prior periods and competitors more difficult, obscure trends in ongoing operations or reduce management’s ability to make forecasts.

        We provide investors with non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP net income and non-GAAP diluted earnings per share because we believe it is important for

- Appendix B -	Page 75

investors to be able to closely monitor and understand changes in our ability to generate income from ongoing business operations. We believe these non-GAAP financial measures give investors an additional method to evaluate historical operating performance and identify trends, an additional means of evaluating period-over-period operating performance and a method to facilitate certain comparisons of our operating results to those of our peer companies. We also believe that providing non-GAAP operating income and operating margin allows investors to assess the extent to which our ongoing operations impact our overall financial performance. We further believe that providing non-GAAP net income and non-GAAP diluted earnings per share allows investors to assess the overall financial performance of our ongoing operations by eliminating the impact of share-based compensation expense, acquisition-related expenses, amortization of intangibles, restructuring-related charges, litigation settlement gains, losses and expenses, merger termination fees, interest expense on seller-financed debt and certain tax items which may not occur in each period presented and which may represent non-cash items unrelated to our ongoing operations.

        We calculate non-GAAP gross profit by excluding from GAAP gross profit, share-based compensation expense and acquisition-related expenses. We calculate non-GAAP operating income by excluding from GAAP operating income, share-based compensation expense, acquisition-related expenses, amortization of intangibles, restructuring-related charges, litigation settlement gains, losses and expenses, and deferred executive compensation. We calculate non-GAAP net income and diluted earnings per share by excluding from GAAP net income and diluted earnings per share, share-based compensation expense, acquisition-related expenses, amortization of intangibles, restructuring-related charges, litigation settlement gains, losses and expenses, merger termination fees, interest expense on seller-financed debt and certain tax items.

        Free cash flow is a non-GAAP measure calculated by subtracting capital expenditures from the most directly comparable GAAP measure, cash flows from operating activities. We believe free cash flow and free cash flow margin (free cash flow divided by total revenues) provide insight into our liquidity, our cash-generating capability, and the amount of cash potentially available to return to shareholders, as well as our general financial performance.

        We believe that disclosing these non-GAAP financial measures contributes to enhanced financial reporting transparency and provides investors with added clarity about complex financial performance measures. We exclude the items identified above from the respective non-GAAP financial measure referenced above for the reasons set forth with respect to each such excluded item below:

        Share-Based Compensation—because (1) the total amount of expense is partially outside of our control because it is based on factors such as stock price volatility and interest rates, which may be unrelated to our performance during the period in which the expense is incurred, (2) it is an expense based upon a valuation methodology premised on assumptions that vary over time, and (3) the amount of the expense can vary significantly between companies due to factors that can be outside of the control of such companies.

        Acquisition-Related Expenses—including such items as, when applicable, amortization of acquired intangible assets, fair value adjustments to contingent consideration, fair value charges incurred upon the sale of acquired inventory, acquisition-related professional fees, deemed compensation expenses and interest expense on seller-financed debt, because they are not considered by management in making operating decisions and we believe that such expenses do not have a direct correlation to our future business operations and thereby including such charges does not accurately reflect the performance of our ongoing operations for the period in which such charges are incurred.

        Restructuring-Related Charges—because, to the extent such charges impact a period presented, we believe that they have no direct correlation to our future business operations and including such charges does not necessarily reflect the performance of our ongoing operations for the period in which such charges are incurred.

        Litigation Settlement Gains, Losses and Expenses—including gains, losses and expenses related to the resolution of other-than-ordinary-course threatened and actually filed lawsuits and other-than-ordinary-course contractual disputes, because (1) they are not considered by management in making operating decisions, (2) such litigation has been infrequent in nature, (3) such gains, losses and expenses are generally not directly controlled by management, (4) we believe such gains, losses and expenses do not necessarily reflect the performance of our ongoing operations

Page 76	- Appendix B -

for the period in which such charges are recognized and (5) the amount of such gains or losses and expenses can vary significantly between companies and make comparisons less reliable.

        Deferred Executive Compensation—including charges related to any contingent obligation pursuant to an executive severance agreement, because we believe the period over which the obligation is amortized may not reflect the period of benefit and that such expense has no direct correlation with our recurring business operations and including such expenses does not accurately reflect the compensation expense for the period in which incurred.

        Merger Termination Fees—because we believe such non-recurring fees have no direct correlation to our business operations or performance during the period in which they are received or for any future period.

        Certain Income Tax Items—including certain deferred tax charges and benefits that do not result in a current tax payment or tax refund and other adjustments, including but not limited to, items unrelated to the current fiscal year or that are not indicative of our ongoing business operations.

        The non-GAAP financial measures presented in the tables above should not be considered in isolation and are not an alternative for the respective GAAP financial measure that is most directly comparable to each such non-GAAP financial measure. Investors are cautioned against placing undue reliance on these non-GAAP financial measures and are urged to review and consider carefully the adjustments made by management to the most directly comparable GAAP financial measures to arrive at these non-GAAP financial measures. Non-GAAP financial measures may have limited value as analytical tools because they may exclude certain expenses that some investors consider important in evaluating our operating performance or ongoing business performance. Further, non-GAAP financial measures are likely to have limited value for purposes of drawing comparisons between companies because different companies may calculate similarly titled non-GAAP financial measures in different ways because non-GAAP measures are not based on any comprehensive set of accounting rules or principles.

- Appendix B -	Page 77

EXHIBIT A

The Company’s Amended and Restated 2008 Director Long-Term Incentive Plan, as Amended, as Proposed to be Approved

SKYWORKS SOLUTIONS, INC.

AMENDED AND RESTATED 2008 DIRECTOR LONG-TERM INCENTIVE PLAN, AS AMENDED

1.     Purpose

        The purpose of this 2008 Director Long-Term Incentive Plan (the “Plan”) of Skyworks Solutions, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract and retain the services of experienced and knowledgeable directors and to provide additional incentives for such directors to continue to work for the best interests of the Corporation and its stockholders through continuing ownership of its common stock. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2.     Eligibility

        Each member of the Board who is not also an officer of the Company (a “Director”) is eligible to receive options, restricted stock and other stock-based awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Participant.”

3.     Administration and Delegation

        (a)    Administration by Board of Directors.    The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

        (b)    Appointment of Committees.    To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.

4.     Stock Available for Awards

        (a)    Number of Shares.    Subject to adjustment under Section 9, Awards may be made under the Plan covering up to 1,470,000 shares of common stock, $.25 par value per share, of the Company (the “Common Stock”).

        (b)    Counting of Shares.    Subject to adjustment under Section 9, an option to purchase Common Stock (each, an “Option”) shall be counted against the share limit specified in Section 4(a) as one share for each share of common stock subject to the Option, and an Award that is not an Option (a “Non-Option Award”) shall be counted against the share limit specified in Section 4(a) as one and one-half (1.5) shares for each share of Common Stock issued upon settlement of such Non-Option Award.

        (c)    Lapses.    If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in

- Exhibit A -	Page A-1

any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

5.     Stock Options

        (a)    General.    The Board, in its discretion, may grant Options to Participants and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. Any such grant may vary among individual Participants. If the Board so determines, Options may be granted in lieu of cash compensation at the Participant’s election, subject to such terms and conditions as the Board may establish.

        (b)    Exercise Price.    The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value (as defined below in subsection (h)(3)) at the time the Option is granted.

        (c)    Options Not Deemed Incentive Stock Options.    Any Option granted pursuant to the Plan is not intended to be an incentive stock option described in Code Section 422 and shall be designated a “Nonqualified Stock Option.”

        (d)    Limitation on Repricing.    Unless such action is approved by the Company’s stockholders: (1) no outstanding Option granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option (other than adjustments pursuant to Section 9), (2) the Board may not cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefore new Awards under the Plan covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (3) the Board may not cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, other than pursuant to Section 9 and (4) the Board may not take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market.

        (e)    No Reload Rights.    No Option granted under the Plan shall contain any provision entitling the optionee to the automatic grant of additional Options in connection with any exercise of the original Option.

        (f)    Duration of Options.    Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted for a term in excess of ten (10) years.

        (g)    Exercise of Option.    Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(h) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable or, subject to such conditions as the Board shall specify, on a deferred basis (with the Company’s obligation to be evidenced by an instrument providing for future delivery of the deferred shares at the time or times specified by the Board).

        (h)    Payment Upon Exercise.    Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

            (1)   in cash or by check, payable to the order of the Company;

            (2)   except as the Board may otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

Page A-2	- Exhibit A -

            (3)   by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for at least six (6) months and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements; or

            (4)   by any combination of the above permitted forms of payment.

6.     Restricted Stock; Restricted Stock Units

        (a)    General.    The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. Instead of granting Awards for Restricted Stock, the Board may grant Awards entitling the recipient to receive shares of Common Stock to be delivered at the time such shares of Common Stock vest or at a later date (“Restricted Stock Units”) subject to such terms and conditions on the delivery of the shares of Common Stock as the Board shall determine (each Award for Restricted Stock or Restricted Stock Units is referred to herein as a “Restricted Stock Award”).

        (b)    Terms and Conditions.    Subject to Section 8, the Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

        (c)    Stock Certificates.    Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

7.     Other Stock-Unit Awards

        Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock Unit Awards”). Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any purchase price applicable thereto and any conditions applicable thereto, including without limitation, performance-based conditions.

8.     Automatic Awards

        (a)    Initial Award.    Each Participant who is first elected or appointed to serve as a Director after the Effective Date of the Plan shall automatically be granted, on the fifth business day after the date of his or her initial election or appointment (the “Initial Grant Date”), an Award consisting of Restricted Stock Units having a value approximating $200,000 (the “Initial Award”). The number of shares subject to the Restricted Stock Unit Award issued pursuant to the Initial Award shall be determined by dividing (x) $200,000 by (y) the non-weighted average of the Nasdaq Official Close Price of the Common Stock as reported by Nasdaq (or if the Common Stock is not then traded on Nasdaq, the official closing price as reported on such other market on which the Common Stock is then traded) for each trading day during the 30 consecutive trading day period ending on (and including) the Initial Grant Date and rounding such result to the nearest whole share (with .50 and greater being rounded up).

- Exhibit A -	Page A-3

        (b)    Annual Award.    Each year, beginning on the date of the Company’s 2016 annual meeting of stockholders, each Participant who served as a Director of the Company prior to the date of the annual meeting of the Company’s stockholders for such year, or special meeting in lieu of the annual meeting of stockholders at which one or more directors are elected, and who continues to serve as a Director of the Company after the annual meeting of stockholders for such year, or special meeting in lieu of the annual meeting of stockholders at which one or more directors are elected, shall automatically be granted on the date of the annual meeting of the Company’s stockholders for such year (the “Annual Grant Date”), an Award consisting of Restricted Stock Units having a value approximating $200,000 (the “Annual Award”). The number of shares subject to the Restricted Stock Unit Award issued pursuant to the Annual Award shall be determined by dividing (x) $200,000 by (y) the non-weighted average of the Nasdaq Official Close Price of the Common Stock as reported by Nasdaq (or if the Common Stock is not then traded on Nasdaq, the official closing price as reported on such other market on which the Common Stock is then traded) for each trading day during the 30 consecutive trading day period ending on (and including) the Annual Grant Date and rounding such result to the nearest whole share (with ..50 and greater being rounded up).

        (c)    Vesting

            (1)   Unless otherwise determined by the Board, the Restricted Stock Units granted under Section 8(a) pursuant to the Initial Award shall vest as to one-third (33.33%) of the shares subject to the Restricted Stock Unit Award on the first anniversary of the date of grant and as to an additional one-third (33.33%) of such shares on each anniversary of the date of grant thereafter until, on the third anniversary of the date of grant, the Restricted Stock Unit Award shall have vested as to all (100%) of the shares of Common Stock covered thereby.

            (2)   Unless otherwise determined by the Board, the Restricted Stock Units granted under Section 8(b) pursuant to the Annual Award shall vest on the first anniversary of the date of grant as to all (100%) of the shares covered thereby.

            (3)   Notwithstanding anything to the contrary in this Section 8, with respect to Awards granted after February 2, 2016, if the Director’s term of service expires for any reason (including by reason of the Director’s retirement or failure to stand for reelection at the next annual meeting of stockholders), other than removal from the Board for cause, within ten (10) business days prior to the next scheduled vesting date of an Initial Award or Annual Award, as the case may be, then such Director shall, without any further action by the Board, be deemed to have continued his or her service through such next scheduled vesting date.

9.     Adjustments for Changes in Common Stock and Certain Other Events

        (a)    Changes in Capitalization.    In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under this Plan, (ii) the share counting provisions set forth in Section 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the number of securities issuable pursuant to automatic Awards made under Section 8, (v) the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions of each outstanding Other Stock Unit Award, shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board.

        (b)    Reorganization Events.

          (1)    Definition.    A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (c) any liquidation or dissolution of the Company.

Page A-4	- Exhibit A -

          (2)    Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards.    In connection with a Reorganization Event, the Board shall take any one or more of the following actions as to all or any outstanding Awards on such terms as the Board determines: (i) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a Participant, provide that the Participant’s unexercised Options or other unexercised Awards shall become exercisable in full and will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice, (iii) provide that outstanding Awards shall become realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to (A) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all such outstanding Options or other Awards, in exchange for the termination of such Options or other Awards, (v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof) and (vi) any combination of the foregoing.

        For purposes of clause (i) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

        To the extent all or any portion of an Option becomes exercisable solely as a result of clause (ii) above, the Board may provide that upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price; such repurchase right (x) shall lapse at the same rate as the Option would have become exercisable under its terms and (y) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to clause (ii) above.

          (3)    Consequences of a Reorganization Event on Restricted Stock Awards.    Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

        (c)    Change in Control Events.

          (1)    Definition.    A “Change in Control Event” will be deemed to have occurred if the Continuing Directors (as defined below) cease for any reason to constitute a majority of the Board. For this purpose, a “Continuing Director” will include any member of the Board as of the Effective Date (as defined below) and any individual nominated for election to the Board by a majority of the then Continuing Directors.

- Exhibit A -	Page A-5

          (2)    Consequences of a Change in Control Event on Options.    Notwithstanding any other provision of this Plan to the contrary, if a Change in Control Event occurs, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, any options outstanding as of the date such Change of Control is determined to have occurred and not then exercisable shall become fully exercisable to the full extent of the original grant.

          (3)    Consequences of a Change in Control Event on Restricted Stock Awards.    Notwithstanding any other provision of this Plan to the contrary, if a Change in Control Event occurs, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

10.   General Provisions Applicable to Awards

        (a)    Transferability of Awards.    Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

        (b)    Documentation.    Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Such written instrument may be in the form of an agreement signed by the Company and the Participant or a written confirming memorandum to the Participant from the Company. Each Award may contain terms and conditions in addition to those set forth in the Plan.

        (c)    Board Discretion.    Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

        (d)    Termination of Status.    The Board shall determine the effect on an Award of the disability, death, or other change in the non-employee director status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

        (e)    Withholding.    Each Participant shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with an Award to such Participant. Except as the Board may otherwise provide in an Award, for so long as the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

        (f)    Amendment of Award.    Except as provided in Section 5, the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type and changing the date of exercise or realization, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

        (g)    Conditions on Delivery of Stock.    The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been

Page A-6	- Exhibit A -

satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

        (h)    Acceleration.    Except as otherwise provided in Section 9(c), the Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

11.   Miscellaneous

        (a)    No Right To Status.    No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to any relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

        (b)    No Rights As Stockholder.    Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

        (c)    Effective Date and Term of Plan.    The Plan shall become effective on the date on which it is approved by the Company’s stockholders (the “Effective Date”), and no Award may be granted until the Effective Date. No Awards shall be granted under the Plan after the completion of 10 years from the date that the Plan was most recently approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

        (d)    Amendment of Plan.    The Board may amend, suspend or terminate the Plan or any portion thereof at any time; provided that, without approval of the Company’s stockholders, no amendment may (1) increase the number of shares authorized under the Plan (other than pursuant to Section 9), (2) materially increase the benefits provided under the Plan, (3) materially expand the class of participants eligible to participate in the Plan, (4) expand the types of Awards provided under the Plan or (5) make any other changes that require stockholder approval under the rules of the Nasdaq Stock Market, Inc. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

        (e)    Provisions for Foreign Participants.    The Board may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

        (f)    Compliance With Code Section 409A.    No Award shall provide for deferral of compensation that does not comply with Section 409A of the Code, unless the Board, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code.

        (g)    Governing Law.    The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

- Exhibit A -	Page A-7

PRELIMINARY PROXY MATERIALS —SUBJECT TO COMPLETION

SKYWORKS SOLUTIONS, INC.

Proxy for Annual Meeting of Stockholders

May 9, 2018

SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Liam K. Griffin and Robert J. Terry, and each of them singly, proxies, with full power of substitution to vote all shares of stock of Skyworks Solutions, Inc. (the “Company”), that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Skyworks Solutions, Inc., to be held at 2:00 p.m., local time, on May 9, 2018, at the Boston Marriott Burlington, 1 Burlington Mall Road, Burlington, Massachusetts, or at any adjournment or postponement thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and 2018 Proxy Statement, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

OUR BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO SUBMIT A PROXY PROMPTLY IN ONE OF THE FOLLOWING WAYS: (A) BY COMPLETING, SIGNING, AND DATING THE ACCOMPANYING PROXY CARD AND RETURNING IT IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE; (B) BY COMPLETING AND SUBMITTING YOUR PROXY USING THE TOLL-FREE TELEPHONE NUMBER LISTED ON THE OTHER SIDE OF THIS PROXY CARD; OR (C) BY COMPLETING AND SUBMITTING YOUR PROXY VIA THE INTERNET BY VISITING THE WEBSITE ADDRESS LISTED ON THE OTHER SIDE OF THIS PROXY CARD. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

SKYWORKS SOLUTIONS, INC.

May 9, 2018

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, Proxy Statement, and sample proxy card are available at www.skyworksinc.com/annualreport

Please sign, date, and mail
your proxy card in the
postage-prepaid envelope provided
as soon as possible.

Please detach along perforated line and mail in the envelope provided.

00003333333333333100 1	050918

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1,
AND “FOR” PROPOSALS 2, 3, 4, AND 5.
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, AND “FOR” PROPOSALS 2, 3, 4, AND 5. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

1. To elect the following nine individuals nominated to serve as directors of the Company with terms expiring at the next annual meeting of stockholders.
				FOR	AGAINST	ABSTAIN
			David J. Aldrich	☐	☐	☐
ELECTRONIC ACCESS TO FUTURE DOCUMENTS			Kevin L. Beebe	☐	☐	☐

If you would like to receive future shareholder communications over the Internet exclusively, and no longer receive any material by mail, please visit http://www.astfinancial.com.  Click on Shareholder Account Access to enroll.  Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

			Timothy R. Furey	☐	☐	☐
			Liam K. Griffin	☐	☐	☐
			Balakrishnan S. Iyer	☐	☐	☐
			Christine King	☐	☐	☐
			David P. McGlade	☐	☐	☐
			David J. McLachlan	☐	☐	☐
			Robert A. Schriesheim	☐	☐	☐
			2. To ratify the selection by the Company’s Audit Committee of KPMG LLP as the independent registered public accounting firm for the Company for fiscal year 2018.	☐	☐	☐

			3. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s Proxy Statement.	☐	☐	☐

			4. To approve the Company’s Amended and Restated 2008 Director Long-Term Incentive Plan, as Amended.	☐	☐	☐

			5. To ratify an amendment to the Company’s By-Laws that provides the Company’s stockholders the right to request a special meeting of stockholders.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

		☐	I/We will attend the annual meeting.	☐

Signature of Stockholder	Date:		Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, partnership, limited liability company, or other entity, please sign full entity name by duly authorized officer, giving full title as such.

ANNUAL MEETING OF STOCKHOLDERS OF

SKYWORKS SOLUTIONS, INC.

May 9, 2018

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code on the right with your smartphone. Have your proxy card available when you access the website.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online or by phone until 11:59 PM EDT the day before the meeting.	COMPANY NUMBER

MAIL - Sign, date, and mail your proxy card in the postage-prepaid envelope provided as soon as possible.	ACCOUNT NUMBER

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, Proxy Statement, and sample proxy card are available at www.skyworksinc.com/annualreport.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00003333333333333100 1	050918

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1,
AND “FOR” PROPOSALS 2, 3, 4, AND 5.
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, AND “FOR” PROPOSALS 2, 3, 4, AND 5. THE PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

1. To elect the following nine individuals nominated to serve as directors of the Company with terms expiring at the next annual meeting of stockholders.
				FOR	AGAINST	ABSTAIN
			David J. Aldrich	☐	☐	☐
ELECTRONIC ACCESS TO FUTURE DOCUMENTS			Kevin L. Beebe	☐	☐	☐

If you would like to receive future shareholder communications over the Internet exclusively, and no longer receive any material by mail, please visit http://www.astfinancial.com.  Click on Shareholder Account Access to enroll.  Please enter your account number and tax identification number to log in, then select Receive Company Mailings via E-Mail and provide your e-mail address.

			Timothy R. Furey	☐	☐	☐
			Liam K. Griffin	☐	☐	☐
			Balakrishnan S. Iyer	☐	☐	☐
			Christine King	☐	☐	☐
			David P. McGlade	☐	☐	☐
			David J. McLachlan	☐	☐	☐
			Robert A. Schriesheim	☐	☐	☐
			2. To ratify the selection by the Company’s Audit Committee of KPMG LLP as the independent registered public accounting firm for the Company for fiscal year 2018.	☐	☐	☐

			3. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Company’s Proxy Statement.	☐	☐	☐

			4. To approve the Company’s Amended and Restated 2008 Director Long-Term Incentive Plan, as Amended.	☐	☐	☐

			5. To ratify an amendment to the Company’s By-Laws that provides the Company’s stockholders the right to request a special meeting of stockholders.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

		☐	I/We will attend the annual meeting.	☐

Signature of Stockholder	Date:		Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, partnership, limited liability company, or other entity, please sign full entity name by duly authorized officer, giving full title as such.